                             AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT

                         Dated as of December 21, 1998

                                     Among

                       EMONS TRANSPORTATION GROUP, INC.,
                            EMONS INDUSTRIES, INC.
                              EMONS FINANCE CORP.
                  MARYLAND AND PENNSYLVANIA RAILROAD COMPANY,
                        EMONS LOGISTICS SERVICES, INC.,
                    MAINE INTERMODAL TRANSPORTATION, INC.,
                          EMONS RAILROAD GROUP, INC.,
                                YORKRAIL, INC.,
                   ST. LAWRENCE & ATLANTIC RAILROAD COMPANY,
                         PENN EASTERN RAIL LINES, INC.
              ST. LAWRENCE & ATLANTIC RAILROAD (QUEBEC) INC. and
                               SLR LEASING CORP.

                               as the Borrowers

                                      and

                             LASALLE NATIONAL BANK

                                 as the Lender

                               TABLE OF CONTENTS

                                                                                                                  PAGE
PRELIMINARY STATEMENTS..........................................................................................     1

AMENDMENT AND RESTATEMENT.......................................................................................     2

ARTICLE I.        INTERPRETATION OF THIS AGREEMENT..............................................................     2
         1.1      Definitions...................................................................................     2
         1.2      Accounting Terms..............................................................................    25
         1.3      Other Terms...................................................................................    25
         1.4      Computation of Time Periods...................................................................    25

ARTICLE II.       LOANS AND OTHER FINANCIAL ACCOMMODATIONS......................................................    26
         2.1      The A Term Loan Facility......................................................................    26
                  (a)      Amount of A Term Loan................................................................    26
                  (b)      Substitute A Term Note...............................................................    26
         2.2      The B Term Loan Facility......................................................................    26
                  (a)      Amount of B Term Loan................................................................    26
                  (b)      B Term Note..........................................................................    27
                  (c)      B Term Loan Fee......................................................................    27
         2.3      The Canadian Term Loan Facility...............................................................    27
                  (a)      Amount of Canadian Term Loan.........................................................    27
                  (b)      Canadian Term Note...................................................................    27
         2.4      Working Capital Loans.........................................................................    27
                  (a)      Availability.........................................................................    27
                  (b)      Substitute Working Capital Note......................................................    28
         2.5      Notice of Borrowing; Making the Loans; Loan Accounts..........................................    28
         2.6      Prepayments; Reserves.........................................................................    30
                  (a)      Voluntary Prepayments................................................................    30
                  (b)      Reductions of the Available A Term Loan Amount and the Available
                           Canadian Term Loan Amount; Prepayments of Loans......................................    31
                  (c)      Mandatory Prepayment of Working Capital Loans........................................    33
                  (d)      Modification of Advance Rates and Eligibility Reserves...............................    33
         2.7      Interest......................................................................................    33
                           (i)      Base Rate Loans.............................................................    33
                           (ii)     Offshore Rate Loans.........................................................    34
                           (i)      Base Rate Loans.............................................................    34
                           (ii)     Offshore Rate Loans.........................................................    34
         2.8      Prepayment Provisions; Breakage Costs.........................................................    34
         2.9      Increased Costs; Increased Capital............................................................    35
         2.10     Payments and Computations.....................................................................    35
         2.11     Taxes.........................................................................................    38
         2.12     Borrowing Base................................................................................    39

                               TABLE OF CONTENTS
                               -----------------
                                  (CONTINUED)

                                                                                                                  PAGE
                                                                                                                  ----
         2.13     Conversions...................................................................................   40
         2.14     Fees..........................................................................................   41

ARTICLE III.      THE LETTER OF CREDIT SUBFACILITY..............................................................   42
         3.1      Obligation to Issue...........................................................................   42
         3.2      Types and Amounts.............................................................................   42
         3.3      Conditions....................................................................................   42
         3.4      Issuance of Letters of Credit.................................................................   43
                  (a)      Request for Issuance.................................................................   43
                  (b)      Issuance.............................................................................   43
                  (c)      No Extension or Amendment............................................................   43
         3.5      Reimbursement Obligations; Duties of the Lender...............................................   43
                  (a)      Reimbursement........................................................................   43
                  (b)      Duties of the Lender.................................................................   44
         3.6      Payment of Reimbursement Obligations..........................................................   44
         3.7      Compensation for Letters of Credit............................................................   44
                  (a)      Letter of Credit Fees................................................................   44
                  (b)      Increased Capital....................................................................   44
         3.8      Indemnification; Exoneration..................................................................   45
                  (a)      Indemnification......................................................................   45
                  (b)      Assumption of Risk by Borrowers......................................................   45
                  (c)      Exoneration..........................................................................   46

ARTICLE IV.       PROPERTIES AND GUARANTY.......................................................................   46
         4.1      Grant of Security Interest....................................................................   46
         4.2      Real Property Matters.........................................................................   47
         4.3      Perfection and Protection of Security Interest................................................   47
         4.4      Location of Properties........................................................................   48
         4.5      Title to, Liens on, and Sale and Use of Properties............................................   49
         4.6      Access and Examination; Appraisals............................................................   49
         4.7      Intentionally Omitted.........................................................................   49
         4.8      Collections and Concentration Account Arrangements............................................   49
         4.9      Equipment.....................................................................................   50
         4.10     Contract Rights...............................................................................   51
         4.11     Right to Cure.................................................................................   52
         4.12     Power of Attorney.............................................................................   52
         4.13     The Lender's Rights, Duties and Liabilities...................................................   53
         4.14     The Guaranty..................................................................................   53
                  (a)      Guaranty Unconditional...............................................................   53
                  (b)      Discharge Only Upon Payment In Full: Reinstatement In Certain Circumstances..........   55

                               TABLE OF CONTENTS
                               -----------------
                                  (CONTINUED)

                                                                                                                  PAGE
                                                                                                                  ----
                  (c)      Waivers..............................................................................   55
                  (d)      Subrogation..........................................................................   55
                  (e)      Stay of Acceleration.................................................................   56
                  (f)      Limitation on Canadian Term Loan Repayment Obligations...............................   56
                  (g)      Right of Setoff......................................................................   57

ARTICLE V.        BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES.............................................   57
         5.1      Books and Records.............................................................................   57
         5.2      Financial Information.........................................................................   58
         5.3      Notices to the Lender.........................................................................   60

ARTICLE VI.       GENERAL WARRANTIES AND REPRESENTATIONS........................................................   62
         6.1      Authorization, Validity, and Enforceability of this Agreement and the Loan Documents..........   62
         6.2      Validity and Priority of Security Interest....................................................   63
         6.3      Organization and Qualification................................................................   63
         6.4      Corporate Name; Prior Transactions............................................................   63
         6.5      Subsidiaries and Affiliates...................................................................   64
         6.6      Financial Statements..........................................................................   64
         6.7      Capitalization................................................................................   64
         6.8      Debt..........................................................................................   64
         6.9      Real Property; Leases.........................................................................   64
         6.10     Proprietary Rights............................................................................   65
         6.11     Trade Names and Terms of Sale.................................................................   65
         6.12     Litigation....................................................................................   65
         6.13     Restrictive Agreements........................................................................   65
         6.14     Labor Disputes................................................................................   65
         6.15     Environmental, Health and Safety Laws.........................................................   66
         6.16     No Violation of Law...........................................................................   67
         6.17     No Default....................................................................................   67
         6.18     ERISA.........................................................................................   67
         6.19     Taxes.........................................................................................   69
         6.20     Investment Act................................................................................   69
         6.21     Margin Securities.............................................................................   69
         6.22     Benefit.......................................................................................   70
         6.23     Industries Corporate Separateness.............................................................   70
         6.24     Disclosure....................................................................................   70

ARTICLE VII.      AFFIRMATIVE AND NEGATIVE COVENANTS............................................................   70
         7.1      Taxes and Other Obligations...................................................................   71
         7.2      Corporate Existence and Good Standing.........................................................   71

                               TABLE OF CONTENTS
                               -----------------
                                  (CONTINUED)

                                                                                                                  PAGE
                                                                                                                  ----
         7.3      Compliance with Law and Agreements............................................................   71
         7.4      Maintenance of Property.......................................................................   72
         7.5      Insurance.....................................................................................   72
         7.6      Condemnation..................................................................................   73
         7.7      Environmental, Health and Safety Laws.........................................................   73
         7.8      ERISA.........................................................................................   74
         7.9      Mergers, Consolidations or Sales..............................................................   75
         7.10     Restricted Junior Payments; Capital Change....................................................   75
         7.11     Transactions Affecting Properties or Obligations..............................................   75
         7.12     Guaranties....................................................................................   75
         7.13     Debt..........................................................................................   75
         7.14     Prepayment....................................................................................   76
         7.15     Transactions with Affiliates..................................................................   76
         7.16     Business Conducted............................................................................   76
         7.17     Liens.........................................................................................   76
         7.18     Sale and Leaseback Transactions...............................................................   77
         7.19     New Subsidiaries..............................................................................   77
         7.20     Restricted Investments........................................................................   77
         7.21     Capital Expenditures..........................................................................   77
         7.22     Change of Deposit Accounts....................................................................   77
         7.23     Minimum Fixed Charge Coverage Ratio...........................................................   78
         7.24     Maximum Debt to Cash Flow Ratio...............................................................   78
         7.25     Minimum Tangible Net Worth....................................................................   78
         7.26     Interest Expense Hedging Arrangements.........................................................   78
         7.27     Corporate Governance..........................................................................   79
         7.28     Operating Leases..............................................................................   80

ARTICLE VIII.     CONDITIONS OF LENDING AND ISSUING LETTERS OF CREDIT...........................................   80
         8.1      Conditions Precedent to the Effectiveness of this Agreement...................................   80
         8.2      Conditions Precedent to Each Loan and the Issuance of Each Letter of Credit...................   81

ARTICLE IX.       DEFAULT; REMEDIES.............................................................................   82
         9.1      Events of Default.............................................................................   82
         9.2      Remedies......................................................................................   84

ARTICLE X.        TERMINATION...................................................................................   86

ARTICLE XI.       AMENDMENTS; ASSIGNMENTS; SUCCESSORS...........................................................   86
         11.1     Amendments and Waivers........................................................................   86

                               TABLE OF CONTENTS
                               -----------------
                                  (CONTINUED)

                                                                                                                  PAGE
                                                                                                                  ----
         11.2     Assignments; Participations...................................................................   87

ARTICLE XII.      MISCELLANEOUS.................................................................................   88
         12.1     Cumulative Remedies; No Prior Recourse to Properties of Borrower..............................   88
         12.2     No Implied Waivers............................................................................   88
         12.3     Severability..................................................................................   88
         12.4     Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.........................   89
         12.5     Survival of Representations and Warranties....................................................   90
         12.6     Other Security and Guaranties.................................................................   90
         12.7     Fees and Expenses.............................................................................   90
         12.8     Notices.......................................................................................   91
         12.9     Indemnity.....................................................................................   92
         12.10    Waiver of Notices.............................................................................   93
         12.11    Counterparts..................................................................................   93
         12.12    Captions......................................................................................   93
         12.13    Contribution..................................................................................   93
         12.14    Joint and Several Liability...................................................................   94
         12.15    Confidentiality...............................................................................   94
         12.16    Absence of Financial Assistance by SLQ........................................................   95
         12.17    Judgment Currency.............................................................................   95

                               TABLE OF CONTENTS
                               -----------------
                                  (CONTINUED)

                                    EXHIBITS


EXHIBIT A  -    Form of Borrowing Base Certificate
EXHIBIT B  -    Form of Notice of Borrowing
EXHIBIT C  -    Form of Substitute A Term Note
EXHIBIT D  -    Form of B Term Note
EXHIBIT E  -    Form of Canadian Term Note
EXHIBIT F  -    Form of Substitute Working Capital Note
EXHIBIT G  -    Form of Notice of Conversion
EXHIBIT H  -    Form of Collection Account Agreement
EXHIBIT I  -    List of Closing Documents


                                   SCHEDULES

1.1        -    Permitted Liens
4.4        -    List of Collateral Locations
4.8        -    List of Collection Accounts
4.9        -    List of Rolling Stock
6.4        -    List of Prior Names
6.5        -    Subsidiaries and Affiliates
6.7        -    Capitalization
6.8        -    Debt
6.9        -    Leases; Real Property
6.10       -    Proprietary Rights
6.11       -    List of Trade Names
6.12       -    Litigation
6.14       -    Labor Matters
6.15       -    Environmental Matters
6.18       -    Employee Benefit Plans
6.19       -    Tax Matters
7.18       -    Sale Leasebacks

               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
               ------------------------------------------------


     This AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the "Agreement") is
                                                                 ---------
dated as of December 21, 1998 among LASALLE NATIONAL BANK (the "Lender") and
                                                                ------
EMONS TRANSPORTATION GROUP, INC. ("Emons"), EMONS FINANCE CORP. ("Finance")
                                   -----                          -------
EMONS INDUSTRIES, INC. ("Industries"), MARYLAND AND PENNSYLVANIA RAILROAD
                         ----------
COMPANY ("MPA"), EMONS LOGISTICS SERVICES, INC. ("Logistics"), MAINE INTERMODAL
          ---                                     ---------
TRANSPORTATION, INC. ("MIT"), EMONS RAILROAD GROUP, INC. ("Railroad Group"),
                       ---                                 --------------
YORKRAIL, INC. ("YKR"), ST. LAWRENCE & ATLANTIC RAILROAD COMPANY ("SLR"), PENN
                 ---                                               ---
EASTERN RAIL LINES, INC. ("Penn Eastern"), SLR LEASING CORP. ("Leasing") and ST.
                           ------------
LAWRENCE & ATLANTIC RAILROAD (QUEBEC) INC. ("SLQ"), (collectively referred to
                                             ---
herein as the "Borrowers" and all of the Borrowers except SLQ collectively
               ---------
referred to as the "U.S. Borrowers").
                    --------------


                            PRELIMINARY STATEMENTS:
                            ----------------------


     A. Lender and the U.S. Borrowers are parties to that certain Loan and Security Agreement dated as of August 15, 1997 (as amended, the "Original Agreement").

     B. Leasing is a newly formed corporation organized under the laws of Delaware and a wholly-owned subsidiary of SLR.

     C. SLQ is a newly formed corporation organized under the laws of Quebec, Canada, and a wholly-owned subsidiary of Railroad Group.

     D. Lender and the U.S. Borrowers desire to amend and restate the Original Agreement and join in Leasing and SLQ on the terms and conditions stated hereunder in order to provide for, among other things, a loan to be made by Lender to SLQ in connection with SLQ's acquisition of the Sherbrooke Short Line Railroad located in Quebec, Canada (the "Sherbrooke Acquisition") and other loans to the U.S. Borrowers to enable SLQ to finance certain capital improvements and for other general corporate purposes of the U.S. Borrowers.

     NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Borrowers and the Lender hereby agree as follows:


                           AMENDMENT AND RESTATEMENT
                           -------------------------


     Lender and U.S. Borrowers hereby agree that on the Effective Date, the terms and provisions of the Original Agreement shall be and hereby are amended and restated in their entirety by the terms and conditions of this Agreement and the terms and provisions of the Original Agreement shall be superseded by this Agreement.

     This Agreement is given in substitution for, and not as a payment of, the obligations of U.S. Borrowers under the Original Agreement and is not intended to constitute a novation or discharge of the Original Agreement. All principal amounts outstanding and owing by U.S. Borrowers under the Term Note and Working Capital Note (as such terms are defined in the Original Agreement) evidencing the obligations under the Original Agreement as of the date hereof, shall constitute outstanding Loans hereunder payable in accordance with the Substitute A Term Note and the Substitute Working Capital Note.


                                  ARTICLE I.
                       INTERPRETATION OF THIS AGREEMENT

           1.1 Definitions.  As used herein:
               -----------

          "A Term Loan Facility Termination Date" shall mean March 31, 2004.
           -------------------------------------

          "A Term Loan" means the Loan described in Section 2.1(a).
           -----------                              --------------

          "A Term Loan Facility" shall mean the credit facility provided under
           --------------------
     Section 2.1.
     -----------

          "AAR" shall mean the Association of American Railroads.
           ---

          "Account Debtor" means each Person obligated in any way on or in
           --------------
     connection with an Account.

          "Accounts" means, with respect to each Borrower, all of such
           --------
     Borrower's now owned or hereafter acquired or arising accounts, contract rights, and any other rights to payment for the sale or lease of goods or rendition of services, whether billed or accrued, whether or not they have been earned by performance.

          "Affiliate" means with respect to any Person:  (i) any Person which,
           ---------
     directly or indirectly, controls, is controlled by or is under common control with such first Person; (ii) any Person which beneficially owns or holds, directly or indirectly, ten percent (10.0%) or more of any class of Voting Stock of such first Person; or (iii) any Person, ten percent (10.0%) or more of any class of the Voting Stock (or if such Person is not a corporation, ten percent (10.0%) or more of the equity interest) of which is beneficially owned or held, directly or indirectly, by such first Person. Control (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used herein, means the possession, directly or indirectly, of the power in any form to direct or cause the direction of the management and policies of the Person in question.

          "Amended and Restated Railroad Pledge Agreement" shall mean that
           ----------------------------------------------
     certain Amended and Restated Pledge Agreement which amends and restates the Pledge Agreement dated as of August 15, 1997, executed by Railroad Group in favor of Lender pursuant to which Railroad Group has pledged the shares of the capital stock of YKR SLR, Penn Eastern and SLQ.

          "Applicable Margin" shall mean, at any time of determination, with
           -----------------
     respect to the interest rate payable, to the extent applicable, on the A Term Loan, the Canadian Term Loan and the Working Capital Loans and the amount of L/C Fees and Non-Use Fees payable in connection with the Working Capital Facility, the percentage set forth below for such Loan or fee, as the case may be, opposite the applicable Debt to Cash Flow Ratio as at the most recently ended quarter:

          -----------------------------------------------------------------
          DEBT TO CASH     EURODOLLAR    CDOR    BASE   NON-USE
          ------------     ----------    ----    ----   -------
           FLOW RATIO        RATE        RATE    RATE     FEE     L/C FEE
           ----------        ----        ----    ----     ---     -------
          -----------------------------------------------------------------
          LESS THAN 2.0      1.75%        1.75%     0%     .25%     1.75%
          -----------------------------------------------------------------
            2.0 - 3.0        2.25%        2.25%     0%    .375%     2.25%
          -----------------------------------------------------------------
            3.01 - 3.5       2.50%        2.50%     0%     .50%     2.50%
          -----------------------------------------------------------------
            3.51 - 4.0       2.75%        2.75%   .25%     .50%     2.75%
          -----------------------------------------------------------------
          GREATER THAN 4.0   3.00%        3.00%   .50%     .50%     3.00%
          -----------------------------------------------------------------

     The Applicable Margin shall be initially determined as if the Debt to Cash Flow Ratio is 3.51 - 4.0, with such Applicable Margin remaining in effect until Lender shall receive the audited financial statements for the Fiscal Year ended June 30, 1999, as required under Section 5.2(a) at which time Lender will determine the Applicable Margin based on such financial statements and the Applicable Margin shall be determined by Lender from time to time thereafter based upon the information set forth in subsequent audited annual financial statements delivered pursuant to Section 5.2(a)
                                                               --------------
     and unaudited financial statements delivered pursuant to Section 5.2(b) for
                                                              --------------
     each fiscal quarter ended March 31, September 30 and December 31 (each a "Determining Financial Statement"), in each case, together with a certificate of the chief financial officer of Emons setting forth the calculation of the Debt to Cash Flow Ratio as at the end of such quarter or year, as the case may be. Except as hereinafter provided, any change in the Applicable Margin shall take effect on the Business Day following the Business Day of delivery to Agent of the applicable Determining Financial Statement, and the Applicable Margin, as so determined, shall remain in effect until the earlier of (i) the Business Day next following the Business Day of delivery to the Lender of a subsequent Determining Financial Statement evidencing a Debt to Cash Flow Ratio requiring either a higher or lower Applicable Margin from that then in effect or (ii) the day on which Emons fails to deliver to the Lender the applicable Determining Financial Statement within the time provided by Section 5.2(a) or Section
                                                     --------------    -------
     5.2(b), as the case may be, the Applicable Margin shall be deemed to be
     ------
     based upon an assumed Debt to Cash Flow Ratio of greater than 4.0 and such Applicable Margin shall be effective on the date such Determining Financial Statement was required to have been delivered and shall remain in effect until the

     Business Day following the Business Day of delivery to the Lender of a Determining Financial Statement reflecting a Debt to Cash Flow Ratio for which a lower Applicable Margin would be applicable. Notwithstanding any other provision of this Agreement, no reduction to the Applicable Margin shall be effective during any period that an Event of Default exists.

          "Available A Term Loan Amount" means $7,296,956 as reduced from time
           ----------------------------
     to time as provided in Section 2.6(b)(i).
                            -----------------

          "Available B Term Loan Amount" means $2,000,000 as reduced from time
           ----------------------------
     to time as provided hereunder.

          "Available Canadian Term Loan Amount" means C$6,583,500, as reduced
           -----------------------------------
     from time to time as provided in Section 2.6(b)(ii).
                                      ------------------

          "B Term Loan" means the Loan described in Section 2.2(a).
           -----------                              --------------

          "B Term Loan Facility" means the credit facility described in Section
           --------------------                                         -------
     2.2.
     ---

          "B Term Loan Facility Termination Date" shall mean December 31, 2001.
           -------------------------------------

          "Bankruptcy Code" shall mean (i) Title 11 of the United States Code
           ---------------
     (11 U.S.C. (S) 101 et seq.) in relation to the U.S. Borrowers or (ii) the Bankruptcy and Insolvency Act of Canada in relation to SLQ, in each case, as amended from time to time and any successor statute, and as the context may require.

          "Base Rate" means the rate announced from time to time by the Lender
           ---------
     at its principal office in Chicago, Illinois as its prime rate. The "prime rate" is one of several base rates that serve as a basis upon which effective rates of interest are calculated for loans making reference thereto and may not be the lowest of the Lender's rates. Each interest rate based on the Base Rate shall be adjusted simultaneously with any change in the Base Rate.

          "Base Rate Loan" means a Loan which bears interest as provided in
           --------------
     Section 2.7.
     -----------

          "Benefit Plan" shall mean a defined benefit plan as defined in Section
           ------------
     3(35) of ERISA (other than a Multiemployer Plan) in respect of which any Borrower or any ERISA Affiliate is or within the immediately preceding six
     (6) years was an "employer" as defined in Section 3(5) of ERISA.

          "Borrowing" means a borrowing consisting of Loans of the same type
           ---------
     made on the same day by the Lender.

          "Borrowing Base" shall mean, at any time of determination, an amount
           --------------
     equal to eighty percent (80%) of the actual amount (after deduction of such Eligibility Reserves as the Lender deems proper and necessary) of Eligible Receivables of the U.S. Borrowers plus the lesser of (i) 80% of SLQ's Eligible Receivables and
                    ----
     (ii) the aggregate amount of the SLQ Intercompany Obligations at such time.

          "Borrowing Base Certificate" means, with respect to any date, a
           --------------------------
     certificate of the chief financial officer or treasurer of each U.S. Borrower substantially in the form of EXHIBIT A attached hereto and made a
                                           ---------
     part hereof setting forth a schedule of the net realizable value of all accounts receivable of the U.S. Borrowers and SLQ to the extent Accounts of SLQ are to be included in the Borrowing Base, as at the close of business on the last day of the preceding month, all in such detail as shall be reasonably satisfactory to the Lender.

          "Business Day" shall mean any day, excluding Saturday, Sunday and any
           ------------
     day that is a legal holiday under the laws of each of the States of Pennsylvania, Illinois, and with respect to the Canadian Term Loan, in each of the Province of Quebec, Canada and Ontario, Canada, or is a day on which banking institutions in any of such states or in each of the Province of Quebec, Canada and Ontario,Canada, as the case may be, are required or authorized by law or other governmental action to close.

          "Canadian Dollars" or "C$" shall mean lawful money and legal tender of
           ----------------      --
     Canada.

          "Canadian National" means Canadian National Railway Company, a
           -----------------
     corporation organized under the laws of Canada.

          "Canadian National Note" means that certain Subordinated Non-
           ----------------------
     Negotiable Promissory Note dated as of May 19, 1989 in the original principal amount of $1,500,000 executed by SLR and payable to and for the benefit of Canadian National to be amended and restated by Third Amended Promissory Note in accordance that certain letter agreement from Canadian National to SLR dated August 21, 1997.

          "Canadian Term Loan" means the Loan described in Section 2.3(a).
           ------------------                              --------------

          "Canadian Term Loan Facility" means the credit facility described in
           ---------------------------
     Section 2.3.
     -----------

          "Canadian Term Loan Termination Date" shall mean December 31, 2005.
           -----------------------------------

          "Canadian Term Loan Repayment Obligations" shall have the meaning set
           ----------------------------------------
     forth in Section 12.14.
              -------------

          "Capital Expenditures" shall mean with respect to any Person, for any
           --------------------
     period, the aggregate of all expenditures, whether paid in cash or accrued as liabilities during that period and including that portion of Capital Leases that is capitalized on the balance sheet of such Person during such period that, in conformity with GAAP, are required to be included in or reflected by the property, plant or equipment or similar fixed asset accounts reflected in the combined and consolidated balance sheet of such Person

     (including equipment which is purchased simultaneously with the trade-in of existing equipment owned by such Person to the extent of the gross amount of such purchase price less the book value of the equipment being traded in at such time), but excluding expenditures made in connection with the replacement or restoration of assets, to the extent reimbursed or financed from insurance proceeds paid on account of the loss of or damage to the assets being replaced or restored, or from awards of compensation arising from the taking by condemnation of eminent domain of such assets being replaced.

          "Capital Lease" shall mean, as applied to any Person, any lease of any
           -------------
     property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

          "Capital Stock" means any and all shares, interests, participations or
           -------------
     other interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock.

          "Capital Stock Prepayment" shall have the meaning ascribed to it in
           ------------------------
     Section 2.6.
     -----------

          "Cash Flow Period" shall mean each full Fiscal Year of Emons.
           ----------------

          "Cash Interest Expense" means, with respect to any Person, for any
           ---------------------
     period, total interest expense, whether paid or accrued (including the interest component of Capital Leases), of such Person, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under Interest Rate Contracts, but excluding, however, interest expense not payable in cash (including amortization of discount), all as determined in conformity with GAAP.

          "CDOR Rate" means, with respect to each Interest Period, the rate of
           ---------
     interest which is the rate based on an average rate applicable to Canadian Dollars bankers' acceptances for a term equivalent to the term of such Interest Period appearing on the "Reuters Screen CDOR Page" (as defined in the International Swap and Derivatives Association, Inc. definitions as amended from time to time) at approximately 10:00 a.m., (Toronto time), two Business Days before the first day of such Interest Period or if such day is not a Business Day, then on the immediately preceding Business Day (rounded upward to the nearest multiple of 1/16 of 1% per anum, if such average is not such a multiple);

     provided, however, that if any such rate does not appear on the Reuters Screen CDOR Page as contemplated above, then the CDOR Rate on the relevant date shall be the rate for the relevant term referred to above applicable to Canadian Dollars bankers' acceptances for a term equivalent to the term of such Interest Period quoted by the Toronto office of ABN AMRO Bank Canada as of 10:00 a.m., (Toronto time), on such date, or if such relevant date is not a Business Day, then on the immediately preceding Business Day.

          "Closing Date" shall mean the date upon which all of the conditions
           ------------
     precedent set forth in Article VIII hereof are fulfilled with respect to
                            ------------
     any Loans outstanding under the A Term Loan Facility and any Loans or Letters of Credit outstanding under the Working Capital Facility, and any Loans initially requested by the U.S. Borrowers under the B Term Loan Facility and by SLQ under the Canadian Term Loan Facility.

          "Closing Fee" has the meaning specified in Section 2.14.
           -----------                               ------------

          "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

          "Collateral" shall have the meaning ascribed to it in Section 4.1.
           ----------                                           -----------

          "Collection Account" shall mean each depository account maintained by
           ------------------
     any Borrower for the collection of Accounts and other proceeds of the Properties of such Borrowers securing its Obligations hereunder and any Third Party Collateral.

          "Collection Account Agreements" shall have the meaning ascribed to it
           -----------------------------
     in Section 4.8.
        -----------

          "Contaminant" shall mean any waste, pollutant, hazardous substance,
           -----------
     toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, or any constituent of any such substance or waste.

          "Contract Rights" means, with respect to each Borrower, all of such
           ---------------
     Borrower's right, title and interest in, to and under any and all contracts and all other agreements relating to such Borrower's business or its Property, whether such contracts or agreements are currently in effect or executed by such Borrower after the date hereof, together with any and all extensions, modifications, amendments and renewals thereof, any and all payments or rents to be paid to such Borrower under any such contracts and agreements, and all benefits and advantages to be derived therefrom. Contract Rights shall, include, without limitation, any and all rights of such Borrower under any leases or subleases (whether as a lessor/sublessor or lessee/sublessee) to which such Borrower is a party and all rents payable by any lessees/sublessees under such leases or subleases and all claims for money due or to become due to such Borrower under agreements, bills and loans and any security related thereto, including without limitation, such agreements pursuant to which such Borrower purchased any Property and all rights and claims of such Borrower now or hereafter existing: (i) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with any of the foregoing agreements; (ii) for any damages arising out of or for breach or default under or in connection with any of the foregoing agreements; (iii) to all other amounts from time to time paid or payable under or in connection with any of the foregoing agreements; or (iv) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.

          "Conversion Date" shall have the meaning ascribed to it in Section
           ---------------                                           -------
     2.13(a).
     -------

          "Credit Facility" means any of the A Term Loan Facility, the B Term
           ---------------
     Loan Facility, the Canadian Term Loan Facility or the Working Capital Facility.

          "Debt" means, with respect to any Borrower, all liabilities,
           ----
     obligations and indebtedness of such Borrower and its Subsidiaries on a consolidated basis to any Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, without duplication and without regard to intercompany accounts, and including, without in any way limiting the generality of the foregoing:
     (i) such Borrower's or any Subsidiary's liabilities and obligations to trade creditors; (ii) all of the Obligations; (iii) all of such Borrower's obligations for borrowed money; (iv) all obligations and liabilities of any Person (other than obligations to repay grant funding which are not due and payable and obligations under operating leases) secured by any Lien on such Borrower's or any Subsidiary's Property, even though such Borrower or such Subsidiary shall not have assumed or become liable for the payment thereof; provided, however, that all such obligations and liabilities which are
     --------  -------
     limited in recourse to such Property shall be included in Debt only to the extent of the value of such Property as shown on a consolidated balance sheet of such Borrower and its Subsidiaries prepared in accordance with GAAP; (v) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to Property used or acquired by such Borrower or any Subsidiary, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such Property; provided, however, that all
                                                   --------  -------
     such obligations and liabilities which are limited in recourse to such Property shall be included in Debt only to the extent of the value of such Property as shown on a consolidated balance sheet of such Borrower and its Subsidiaries prepared in accordance with GAAP; (vi) all accrued Plan liabilities; (vii) all obligations and liabilities under Guaranties; and
     (viii) deferred taxes. Notwithstanding the foregoing, for purposes of calculating or determining Debt, if one or more of any Borrower or any Subsidiary are jointly and severally liable for the entire amount of any liability, obligation or indebtedness or any Borrower or any Subsidiary is a guarantor of any liability, obligation or indebtedness of any other Borrower or Subsidiary, such liability, obligation or indebtedness shall only be included in determining Debt for the Borrowers on a consolidated basis as the Debt of the Borrower or Subsidiary, as the case may be, that is primarily liable therefor. Amounts properly counting toward the limitation on operating leases set forth in Section 7.28 shall not be
                                                 ------------
     included in this definition of Debt.

          "Debt to Cash Flow Ratio" means with respect to Emons on a combined
           -----------------------
     and consolidated basis at any time of determination, the ratio of (a) Funded Indebtedness of the Emons at such time on a consolidated basis to
     (b) EBITDA of Emons on a consolidated basis for the 12 consecutive month period ended at such time.

          "Default" means any event or condition which, with notice, the passage
           -------
     of time or both, would constitute an Event of Default.

          "Default Rate" means a per annum interest rate equal to the sum of (a)
           ------------
     the Base Rate in effect from time to time plus (b) two percent (2.00%).
                                               ----
     Each Default Rate shall be adjusted simultaneously with any change in the applicable interest rate.

          "Demand Deposit Account" shall have the meaning ascribed to it in
           ----------------------
     Section 2.5(e).
     --------------

          "DOL" shall mean the United States Department of Labor and any
           ---
     successor department or agency.

          "Effective Date" shall have the meaning set forth in Section 8.1.
           --------------                                      -----------

          "EBITDA" shall mean with respect to any Person, for any period, the
           ------
     sum of the amounts for such period, of (i) Net Income, plus (ii)
                                                            ----
     depreciation and amortization expense, plus (iii) Cash Interest Expense,
                                            ----
     plus (iv) federal and state income taxes, plus (v) extraordinary losses as
     ----                                      ----
     determined in accordance with GAAP which have been included in the determination of Net Income, minus (vi) extraordinary gains as determined
                                  -----
     in accordance with GAAP which have been included in the determination of Net Income.

          "Eligibility Reserves" shall mean, as of any date of determination,
           --------------------
     such amounts as the Lender, in its reasonable credit judgment, may from time to time establish against the gross amounts of Eligible Receivables of any of the U.S. Borrowers and, to the extent that SLQ Intercompany Obligations are outstanding, SLQ to reflect contingencies or risks which may affect the Properties of such Borrowers or any Third Party Collateral, the business or financial condition of any of the Borrowers, or the security of the Loans made hereunder.

          "Eligible Receivables" shall mean, with respect to each Borrower,
           --------------------
     those Accounts that when scheduled to the Lender, and at all times thereafter, do not violate the negative covenants and other provisions of this Agreement and do satisfy the affirmative covenants and other provisions of this Agreement and that the Lender, in its reasonable credit judgment, deems to be Eligible Receivables. No Account shall be an Eligible Receivable if:

               (i) it is due or unpaid, more than ninety (90) days, after the date that the original invoice was issued or such account otherwise became due with respect to the sale or services giving rise thereto; or

               (ii) it arises out of a transaction not in the ordinary course of such Borrower's business or to a Person which is an Affiliate of such Borrower or controlled by an Affiliate of such Borrower; or

               (iii) any warranty contained in this Agreement with respect to such Eligible Receivable or any warranty contained in this Agreement with respect to such Account has been breached; or

               (iv) the Account Debtor is also a supplier or creditor of such Borrower and the Account is or may become subject to any right of setoff by the Account Debtor, and that Account Debtor has not entered into an agreement with the Lender with respect to the waiver of rights of setoff which is acceptable to the Lender; or the Account Debtor has disputed liability with respect to it, or made any claim with respect to any other Account due from such Account Debtor to any of the Borrowers, in each case, the Account shall be ineligible to the extent of such dispute, claim, and/or setoff as and when it arises; or

               (v) the Account Debtor has filed a petition for bankruptcy or any other petition for relief under the Bankruptcy Code, made an assignment for the benefit of creditors, or if any petition or other application for relief under the Bankruptcy Code has been filed against the Account Debtor, or if the Account Debtor has failed, suspended its business operations, become insolvent, or suffered a receiver or a trustee to be appointed for any of its assets or affairs; or

               (vi) the Account is owed by an Account Debtor outside the continental United States or Canada, unless the payment of the Account is secured by a letter of credit or an acceptance on terms acceptable to the Lender; or

               (vii) the Lender believes, in its reasonable credit judgment exercised in Good Faith, that collection of such Account is insecure or that such Account may not be paid by reason of the Account Debtor's financial inability to pay; or

               (viii) the Account Debtor is the United States of America or any other Governmental Authority, unless such Borrower assigns its right to payment of such Account to the Lender, pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. (S) 3727) or similar procedure if required in the applicable jurisdiction; or

               (ix) the services, the performance of which has given rise to such Account, have not been performed by such Borrower and accepted by the Account Debtor; or

               (x) the Account is owing from an Account Debtor where 25% or more of all Accounts owing from such Account Debtor are ineligible as a result of the criteria in clause (i) above.
                                      ----------

          "Environmental Laws" means all federal, state, provincial and local
           ------------------
     laws, rules, regulations, ordinances, programs, permits, guidance, orders and consent decrees relating to health, safety, hazardous substances, and environmental matters applicable to any one or more of the Borrowers and/or their business and Property (whether or not owned by it) but in each case solely to the extent of having the force of law and when used herein means Environmental Laws solely as in effect and as interpreted and enforced as of or prior to the date hereof unless expressed to the contrary with the use of such term herein. Such laws and regulations include but are not limited to the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901 et seq., as amended; the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S) 6901 et seq., as amended; the Toxic Substances Control Act, 15 U.S.C. (S) 2601 et seq., as amended; the Clean Water Act, 42 U.S.C. (S) 466 et seq., as amended; the Clean Air Act, 46 U.S.C. (S) 7401 et seq., as amended; state and federal lien and environmental cleanup programs; and U.S. Department of Transportation regulations; the Canadian Environmental Protection Act, R.S.C. ch. E-10, the Transportation of Dangerous Goods Act of 1992, R.S.C. ch. T-19.01, and the Environmental Quality Act, R.S.Q., Q-2.

          "Environmental Lien" shall mean a Lien in favor of any Governmental
           ------------------
     Authority for (i) any liability under federal, state or provincial environmental laws or regulations, or (ii) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

          "Equipment" means, with respect to each Borrower, all of such
           ---------
     Borrower's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including, without limitation, Rolling Stock, motor vehicles, aircraft, railroad ties, rail track, ballast, bridges, tools, switches, main switches, branch switches, spur switches, industrial switches, terminals, superstructures, road beds, trestles, culverts, viaducts, depots, stations, stockyards, warehouses, elevators, car houses, engine houses, freight houses, machine shops, other shops, turntables, fuel stations, water stations, signals, communication test instruments and other communication equipment, interlocking plants, telegraph lines, telephone lines, cable wires, wireless facilities, fences, docks and trade fixtures, and office equipment, as well as all of such types of property leased by such Borrower and all of such Borrower's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
     1974, as amended from time to time, and any successor statute.

          "ERISA Affiliate" shall mean any (i) corporation which is a member of
           ---------------
     the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrowers, or (ii) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Borrowers, or (iii) member of the same affiliated service group (within the meaning of

     Section 414(m) of the Code) as the Borrowers, any corporation described in clause (i) above or any partnership or trade or business described in
     ----------
     clause (ii) above.
     -----------

          "Eurocurrency Liabilities" has the meaning assigned to that term in
           ------------------------
     Regulation D.

          "Eurodollar Rate" means, for the Interest Period for each Offshore
           ---------------
     Rate Loan of the U.S. Borrowers which is to bear interest at the Eurodollar Rate, an interest rate per annum equal to the rate per annum obtained by dividing (i) the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rates per annum at which deposits in Dollars are offered by the principal office of ABN Amro Holdings, Inc. in London, England to prime banks in the London interbank market at 11:00 a.m. (London time) three Business Days before the first day of such Interest Period in an amount substantially equal to Lender's Offshore Rate Loan comprising part of such Borrowing and for a period equal to such Interest Period by (ii) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period. The Eurodollar Rate for the Interest Period for each Offshore Rate Loan comprising part of the same Borrowing shall be determined by the Lender two Business Days before the first day of such Interest Period.

          "Eurodollar Rate Reserve Percentage" for the Interest Period for any
           ----------------------------------
     Offshore Rate Loan which is based on the Eurodollar Rate, means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for the Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

          "Excess Cash Flow" shall mean, for any Cash Flow Period, an amount
           ----------------
     equal to (i) Net Income of Emons on a combined and consolidated basis for such period, plus (ii) depreciation, amortization of intangibles, non-cash
                  ----
     interest, non-cash amortization of discount and other non-cash charges (including deferred taxes) included in the determination of Net Income of Emons on a combined and consolidated basis for such period, minus (iii)
                                                                 -----
     non-cash credits to Net Income of Emons on a combined and consolidated basis for such period, minus (iv) Capital Expenditures of Emons on a
                            -----
     combined and consolidated basis net of purchase money and Capital Lease obligations with respect thereto, to the extent permitted hereunder and made during such period, minus (v) all mandatory reductions of the
                              -----
     Available A Term Loan Amount, the Available B Term Loan Amount and the Available Canadian Term Loan Amount, and during such period pursuant to
     Section 2.6 hereof, minus (vi) all payments required or permitted hereunder
     -----------         -----
     and made during such period in respect of other Funded Indebtedness (other than under the Working Capital Facility), minus (vii) gains included in the
                                               -----
     determination of Net Income of Emons on a combined and consolidated basis for such period, repre-
     senting transactions in which Emons or any of its consolidated Subsidiaries received Net Cash Proceeds of Sale which are paid to the Lender in accordance with Section 2.6 hereof.
                     -----------

          "Event of Default" shall mean any of the events listed in Section 9.1.
           ----------------                                         -----------

          "Federal Reserve Board" shall mean the Board of Governors of the
           ---------------------
     Federal Reserve System and any successor thereto.

          "Fiscal Year" shall mean the fiscal year of Emons, which shall be the
           -----------
     twelve-month period ending on the last day of June, or such other period as Emons may designate and the Lender shall approve in writing.

          "Fixed Charge Coverage Ratio" shall mean, for any period, the ratio of
           ---------------------------
     (i) EBITDA minus federal, provincial and state income taxes actually
                -----
     payable during such period, minus Capital Expenditures of Emons on a
                                 -----
     combined and consolidated basis net of purchase money obligations including, without limitation, low interest rate or no interest rate loans from Governmental Authorities, grant funding and Capital Lease obligations with respect thereto, to the extent permitted hereunder and made during the period for which the Fixed Charge Coverage Ratio is to be calculated, to
     (ii) Fixed Charges during the period for which the Fixed Charge Coverage Ratio is to be calculated.

          "Fixed Charges" shall mean with respect to any Person, for any period,
           -------------
     the amounts for such period of (i) Cash Interest Expense, plus (ii) the
                                                               ----
     scheduled reductions of the Available A Term Loan Amount, the Available B Term Loan Amount and the Available Canadian Term Loan Amount (which shall not include mandatory reductions attributable to Excess Cash Flow) and scheduled and mandatory payments under other Funded Indebtedness other than the Canadian National Note (including the principal component of Capital Lease obligations).

          "FRA" shall mean the United States Department of Transportation, the
           ---
     Federal Railroad Administration and every other state, federal or provincial agency having jurisdiction over the condition, maintenance, repair or safety of Rolling Stock.

          "Funded Indebtedness" shall mean, at any time of determination,
           -------------------
     without duplication, all Debt and Guaranties of Debt by the Borrowers at such time except for Debt described in clauses (i), (ii) (except for the Debt represented by the Loans which shall be included in this definition of Funded Indebtedness), (vi) and (viii) of the Definition of Debt.

          "Funding Date" means the date any Loan under the A Term Loan Facility,
           ------------
     the B Term Loan Facility, the Canadian Term Loan Facility or the Working Capital Facility is made hereunder.

          "GAAP" shall mean generally accepted accounting principles set forth
           ----
     in the rules, regulations, statements, opinions and pronouncements of the American Institute of Certified Public Accountants and of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), which, subject to Section 5.1, are applicable to the circumstances as of the date
                -----------
     of determination.

          "General Intangibles" shall, with respect to each Borrower, mean and
           -------------------
     include all of such Borrower's now owned and hereafter acquired choses in action, causes of action and all other intangible personal property of every kind and nature (other than Accounts), including, without limitation, corporate and other business records, inventions, designs, patents, patent applications, service marks, trademarks, trademark applications, trade names, trade secrets, goodwill, registrations, copyrights, licenses, franchises, customer lists, reversions from any Benefit Plan, tax refunds, tax refund claims, rights and claims against carriers, shippers, franchisees, lessors and lessees, and rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Borrower is beneficiary, and any loan, letter of credit, guarantee, claim, and any security interest or other security held by or granted to such Borrower to secure payment of any of the foregoing or by an Account Debtor of any of the Accounts.

          "Good Faith" shall mean honesty in fact in the conduct or transaction
           ----------
     concerned, without regard to whether standards which might be deemed commercially reasonable have been observed.

          "Government Acts" shall have the meaning ascribed to it in Section
           ---------------                                           -------
     3.8(a).
     ------

          "Governmental Authority" shall mean any nation or government, any
           ----------------------
     federal, state, provincial, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity (including any such entity under the laws of Quebec, Canada) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guaranty" means, with respect to any Person, all obligations of such
           --------
     Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligation of any other Person (the "guaranteed obligations"), or to assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including, without limitation, any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security thereof; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; (c) to lease property or to purchase any debt or equity securities or other property or services.

          "Indemnitees" shall have the meaning ascribed to it in Section 12.9.
           -----------                                           ------------

          "Interest Period" means, for each Offshore Rate Loan, the period
           ---------------
     commencing on the date of such Loan or the conversion thereof and ending on the last day of the period selected by the Borrower to which such Loan has been made pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months as the Borrowers may select, upon notice received by the Lender in accordance with Section
                                                                       -------
     2.5(a) or Section 2.13, as the case may be; provided, however, that:
     ------    ------------                      --------  -------

               (i) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that if such extension would cause
                        --------  -------
          the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

               (ii) no Borrower shall select an Interest Period for any Loan that ends after the applicable Termination Date for the Credit Facility under which such Loan is made.

          "Interest Rate Contracts" shall mean interest rate insurance product
           -----------------------
     agreements providing interest rate protection.

          "Inventory" shall mean and include with respect to each Borrower, such
           ---------
     Person's now owned and hereafter acquired goods, materials, supplies, merchandise and other personal property furnished under any contract of service or intended for sale or lease, including, without limitation, rail, ties, fuel, oil, grease, wheels, brake shoes and other locomotive and railcar replacement parts and all raw materials, work in process, finished goods and materials, parts and supplies of any kind, nature or description which are used or consumed in such Borrower's business or are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise and other personal property, or are used in connection with the provision of services in such Borrower's business, all returned or repossessed goods now, or at any time or times hereafter, in the possession or under the control of such Borrower or Lender, and all documents of title or documents representing the same.

          "IRS" shall mean the Internal Revenue Service, or any successor
           ---
     thereto.

          "L/C Fees" shall have the meaning set forth in Section 3.7.
           --------                                      -----------

          "Letter of Credit" shall mean a letter of credit issued by the Lender
           ----------------
     for the account of any Borrower pursuant to Article III.
                                                 -----------

          "Letter of Credit Obligations" shall mean, at any particular time, the
           ----------------------------
     sum of (i) the Reimbursement Obligations at such time, plus (ii) the
                                                            ----
     aggregate maximum amount available for drawing under the Letters of Credit at such time, plus (iii) the aggregate maximum amount available for drawing
                   ----
     under Letters of Credit which have been requested but not yet been issued, in each case, as determined by the Lender.

          "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation,
           ----
     assignment, deposit arrangement, security interest, encumbrance for the payment of money, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financial lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement (other than a financing statement filed by a "true" lessor pursuant to (S) 9-408 of the Code or other comparable law of any jurisdiction) naming the owner of the asset to which such Lien relates as debtor under the Code or other comparable law of any jurisdiction.

          "Loan" shall mean a loan under the A Term Loan Facility, the B Term
           ----
     Loan Facility, the Canadian Term Loan Facility or the Working Capital Facility.

          "Loan Account" shall have the meaning ascribed to it in Section
           ------------                                           -------
     2.5(e).
     ------

          "Loan Documents" shall mean this Agreement and all other agreements,
           --------------
     instruments and documents, including, without limitation, any other security agreements, notes, warrants, guaranties, mortgages, deeds of trust, deeds of hypothec, subordination agreements, pledges, powers of attorney, consents, assignments, collateral assignments, letter agreements, contracts, notices, leases, amendments, financing statements, letter of credit applications and reimbursement agreements, and all other writings heretofore, now, or hereafter executed by or on behalf of any of the Borrowers or any of their Affiliates and delivered to the Lender in connection with or relating to this Agreement (including, without limitation, any Interest Rate Contract entered into by any Borrower with Lender or any Affiliate of Lender), together with all agreements, instruments and documents referred to therein or contemplated thereby, in each case, as amended from time to time.

          "Mandatory Prepayment" shall have the meaning ascribed to it in
          ---------------------
     Section 2.6(b).
     --------------

          "Multiemployer Plan" shall mean a "multiemployer plan" as defined in
           ------------------
     Section 4001(a)(3) of ERISA which is, or within the immediately preceding six (6) years was, contributed to by either a Borrower or an ERISA Affiliate.

          "Net Cash Proceeds of Capital Stock Issuance" shall mean with respect
           -------------------------------------------
     to each Fiscal Year the cash proceeds (including any notes received as consideration and any other non-cash consideration which are converted to cash or cash equivalents) received by Emons from the sale or issuance of Emons Capital Stock, net of the costs of such sale or issuance provided that amounts received by Emons in connection with the exercise of options to purchase Emons Capital Stock by employees of Emons and its Subsidiaries up to $10,000 in the aggregate for any Fiscal Year, shall not be included in Net Cash Proceeds of Capital Stock Issuance.

          "Net Cash Proceeds of Sale" shall mean with respect to each Fiscal
           -------------------------
     Year the Net Proceeds of Sale in excess of $100,000 in the aggregate received by the Borrowers and their Subsidiaries in the aggregate during such Fiscal Year in cash or equivalents readily convertible into cash.

          "Net Income" shall mean with respect to any Person, for any period,
           ----------
     the net earnings (or loss) after taxes of such Person for such period taken as a single accounting period determined in conformity with GAAP.

          "Net Proceeds of Sale" shall mean proceeds (including insurance
           --------------------
     proceeds and any notes received as consideration and any other non cash consideration) received by any Borrower or its Subsidiaries from the sale, lease, assignment, casualty, condemnation or other disposition outside of the ordinary course of business of any Property of such Person net of the costs of sale, lease, assignment or other disposition, taxes paid or payable as a result thereof, amounts applied to the repayment of other Debt secured by a Lien on the asset disposed of and amounts permitted to be used under this Agreement, and in fact used, in the case of casualty or condemnation, within 180 days of receipt, to purchase or lease a replacement asset.

          "Net Worth" shall mean with respect to any Person, as at any date of
           ---------
     determination, the amount by which total assets of such Person exceed total liabilities of such Person.

          "Non-Use Fee" shall have the meaning set forth in Section 2.14(b).
           -----------                                      ----------------

          "Notes" shall mean each and every Substitute A Term Note, B Term Note,
           -----
     Canadian Term Note and Working Capital Note and any other note or notes executed by a Borrower pursuant to this Agreement, as any of the foregoing has been or may be amended, modified, extended and renewed from time to time.

          "Notice of Borrowing" shall mean a notice substantially in the form of
           -------------------
     EXHIBIT B attached hereto and made a part hereof.
     ---------

          "Notice of Conversion" shall have the meaning provided in Section
           --------------------                                     -------
     2.13(a).
     -------

          "Obligations" shall mean and include all loans, advances, debts,
           -----------
     liabilities, obligations, covenants and duties owing to the Lender, any Affiliate of the Lender, including the Canadian Term Loan Repayment Obligations and the U.S. Loan Repayment Obligations, any Indemnitee or any of their respective successors and assigns, from or assumed by any Borrower of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under this Agreement, any Interest Rate Contract entered into with the Lender or any Affiliate of Lender, or under any other Loan Document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening or amendment of a letter of credit (or payment of any draft drawn thereunder), loan, guaranty, indemnification, foreign exchange or interest rate swap transactions or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements and paralegals' fees, any other sums chargeable to Borrowers under this Agreement or any other Loan Document.

          "Offshore Rate Loan" means a Loan or portion thereof which bears
           ------------------
     interest as provided in Section 2.7.
                             -----------

          "Original Agreement" has the meaning set forth in the Preamble hereto.
           ------------------

          "Other Taxes" shall have the meaning ascribed to it in Section
           -----------                                           -------
     2.11(b).
     -------

          "Participating Lender" means any Person who shall have been granted
           --------------------
     the right by Lender to participate in the financing provided pursuant to this Agreement and who shall have entered into a participation agreement with Lender.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation and any
           ----
     Person succeeding to the functions thereof.

          "Pending Loans" shall mean, at any time, the aggregate principal
           -------------
     amount of all Working Capital Loans requested in any Notice(s) of Borrowing previously received by the Lender but not yet advanced at such time.

          "Permitted Liens" means the Liens reflected on SCHEDULE 1.1 attached
           ---------------                               ------------
     hereto and incorporated herein by this reference and any of the following Liens created after the date hereof:

               (i)   Liens for taxes not yet payable;

               (ii) statutory Liens for taxes in an amount not to exceed $100,000 provided that the payment of such taxes which are due and payable is being contested in Good Faith and by proper proceedings diligently pursued, and that reserves or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor and that a stay of enforcement of any such Lien is in effect;

               (iii) Liens in favor of the Lender;

               (iv) Liens upon Equipment granted or assumed in connection with the acquisition of such Equipment by a Borrower after the date hereof (including, without limitation, pursuant to Capital Leases), provided,
                                                                       --------
          that (a) the cost of each such acquisition constitutes a Capital Expenditure permitted by Section 7.21 (including Capital Expenditures
                                   ------------
          made with grant funding and Debt permitted by Section 7.13(d), (b) the Debt incurred to finance each such acquisition is permitted by Section
                                                                         -------
          7.13, and (c) each such Lien attaches only to the Equipment acquired
          ----
          with the Debt secured thereby;

               (v) deposits under workmen's compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business;

               (vi) Liens which arise by operation of law under Article 2 of the UCC or Articles 1740 and 1741 of the Quebec Civil Code in favor of unpaid sellers of goods or prepaying buyers of goods, or liens in items of any accompanying documents or proceeds of either arising by operation of law under Article 4 of the UCC in favor of a collecting bank; and

               (vii) Liens arising by operation of law securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, provided that the payment thereof is not at
                                  --------
          the time required by Section 7.1.
                               -----------

          "Person" shall mean and include any person, employee, individual, sole
           ------
     proprietorship, partnership, joint venture, trust, limited liability company, unincorporated organization, association, corporation, institution, entity, party or Governmental Authority.

          "Plan" shall mean an employee benefit plan defined in Section 3(3) of
           ----
     ERISA in respect of which any Borrower or an ERISA Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in
     Section 3(5) of ERISA.

          "Property" shall mean, with respect to any Borrower or any Subsidiary,
           --------
     any real or personal property, plant, building, facility, structure, equipment or unit, or other asset owned, leased or operated by such Person and any of its Subsidiaries, including, without limitation, such Person's Equipment and Inventory.

          "Proprietary Rights" means, with respect to each Borrower, all of such
           ------------------
     Borrower's now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade secrets, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, including, without limitation, those patents, trademarks, service marks and copyrights set forth on
     SCHEDULE 6.10 attached hereto and incorporated herein by this reference,
     -------------
     and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

          "Reaffirmation of Emons Pledge Agreement" shall mean that certain
           ---------------------------------------
     Reaffirmation of Emons Pledge Agreement, dated of even date herewith, reaffirming the Stock Pledge Agreement dated as of August 15, 1997, executed by Emons in favor of the Lender pursuant to which Pledge Agreement Emons has pledged the shares of the capital stock of Industries, MPA, Finance, Logistics, MIT and Railroad Group.

          "Real Property" shall have the meaning provided in Section 4.2.
           -------------                                     -----------

          "Real Property Security Documents" shall have the meaning provided in
           --------------------------------
     Section 4.2.
     -----------

          "Regulation D" shall mean Regulation D of the Federal Reserve Board as
           ------------
     in effect from time to time.

          "Regulation U" shall mean Regulation U of the Federal Reserve Board as
           ------------
     in effect from time to time.

          "Regulation X" shall mean Regulation X of the Federal Reserve Board as
           ------------
     in effect from time to time.

          "Reimbursement Obligations" shall mean the reimbursement or repayment
           -------------------------
     obligations of the U.S. Borrowers to the Lender pursuant to Section 3.5 or
                                                                 -----------
     pursuant to Letter of Credit Reimbursement Agreements with respect to Letters of Credit.

          "Release" shall mean any release, spill, emission, leaking, pumping,
           -------
     injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment or into or out of any Property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Property.

          "Remedial Action" shall mean actions required to (i) clean up, remove,
           ---------------
     treat or in any other way address Contaminants in the indoor or outdoor environment; (ii) prevent the Release or threat of Release or minimize the further Release of Contaminants so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or (iii) perform pre-remedial studies and investigations and post-remedial monitoring and care.

          "Reportable Event" shall mean any of the events described in Section
           ----------------
     4043 of ERISA.

          "Restricted Investment" means, with respect to any Borrower, any
           ---------------------
     acquisition of property by such Borrower or any of its Subsidiaries in exchange for cash or other property, whether in the form of an acquisition of stock, debt security, or other indebtedness or obligation, or the purchase or acquisition of any other property, or by loan, advance, capital contribution, or subscription, except acquisitions of the following: (i) fixed assets to be used in the business of such Borrower or a Subsidiary, so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder; (ii) goods held for use in the provision of services by such Borrower or a Subsidiary in the ordinary course of business; (iii) current assets arising from the rendition of services in the ordinary course of business of such Borrower or a Subsidiary; (iv) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such
                                                             --------
     obligations mature within one year from the date of acquisition thereof;
     (v) certificates of deposit maturing within one year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued or created by Lender or an affiliate of Lender, or by a bank or trust company organized under the laws of the United States or Canada or any state thereof having capital and surplus aggregating at least $100,000,000; and (vi) commercial paper given the highest rating by a national credit rating agency and maturing not more than 90 days from the date of creation thereof.

          "Restricted Junior Payment" shall mean (i) any dividend or other
           -------------------------
     distribution, direct or indirect, on account of any shares of any class of capital stock of any of the Borrowers now or hereafter outstanding, except a dividend payable solely in shares of the issuer, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock of the Borrowers now or hereafter outstanding, and (iii) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of or any outstanding warrants, options or other rights to acquire shares of any class of capital stock of any of the Borrowers now or hereafter outstanding (other than the issuance of common stock) upon the exercise of any such warrants, options or rights to acquire such stock.

          "Rolling Stock" shall mean any gondola, boxcar, tanker, locomotive or
           -------------
     railcar of any type.

          "SEC" shall mean the Securities and Exchange Commission and any
           ---
     successor agency.

          "Securities" shall mean any stock, shares, voting trust certificates,
           ----------
     partnership interests (whether general or limited), bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities", whether certificated or uncertificated, or any certificates of interest, shares, or participation in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing, but shall not include the Notes or any other evidence of the Obligations.

          "Sherbrooke Acquisition" has the meaning set forth in the Preliminary
           ----------------------
     Statements of this Agreement.

          "Sherbrooke Acquisition Documents" shall mean all of the agreements,
           --------------------------------
     instruments and documents evidencing or executed in connection with the Sherbrooke Acquisition.

          "SLR Pledge Agreement" shall mean that certain Stock Pledge Agreement
           --------------------
     of even date herewith executed by SLR in favor of the Lender pursuant to which SLR has pledged the shares of capital stock of Leasing.

          "SLQ Concentration Account" shall mean the account maintained at the
           -------------------------
     Toronto office of ABN AMRO Bank Canada, into which collections of Accounts of SLQ and other cash proceeds of the Property of SLQ may be deposited or transferred on a daily basis which account is subject to a Collection Account Agreement or otherwise as described in Section 4.8.
                                                    -----------

          "SLQ Intercompany Obligations" shall mean, at any time of
           ----------------------------
     determination, the outstanding amount of the "Obligations" as defined in and as further described in that certain Reimbursement and Discretionary Advance Agreement dated of even date herewith between SLQ, Emons, Railroad Group and SLR.

          "Subordinated Indebtedness" shall mean (i) the indebtedness due under
           -------------------------
     the Canadian National Note, and (ii) with respect to any Borrower that portion of any unsecured Funded Indebtedness of such Borrower that is incurred on terms and conditions approved in writing by the Lender and is subordinated, in a manner approved in writing by the Lender, as to right and time of payment of principal and interest thereon to any and all of the Obligations.

          "Subsidiary" means any corporation or other entity of which more than
           ----------
     fifty percent (50.0%) of the voting power of the outstanding securities or interests of any class or classes, is at the time, directly or indirectly through one or more intermediaries, owned by one or more of the Borrowers and/or one or more of their Subsidiaries.

          "Substitute A Term Note" shall have the meaning ascribed to it in
           ----------------------
     Section 2.1(b).
     --------------

          "Substitute Working Capital Note" shall have the meaning ascribed to
           -------------------------------
     it in Section 2.4(b).

          "Taxes" shall have the meaning ascribed to it in Section 2.11(a).
           -----                                           ---------------

          "Termination Event" shall mean (i) a Reportable Event with respect to
           -----------------
     any Benefit Plan; (ii) the withdrawal of any Borrower or any ERISA Affiliate from a Benefit Plan during a plan year in which such Borrower or such ERISA Affiliate was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (iii) the imposition of an obligation on such Borrower or any ERISA Affiliate under Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Benefit Plan; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan; or (vi) the partial or complete withdrawal of such Borrower or any ERISA Affiliate from a Multiemployer Plan.

          "Third Party Collateral" shall mean any property of any Person, other
           ----------------------
     than a Borrower, which, pursuant to the terms of any of the Loan Documents, secures the payment and performance of any portion of the Obligations.

          "UCC" means the Uniform Commercial Code (or any successor statute) of
           ---
     the State of Pennsylvania or Illinois or of any other state the laws of which are required by Section 9-103 thereof to be applied in connection with the issue of perfection of security interests.

          "U.S. Borrower Guaranty" has the meaning set forth in Section 4.14.
           ----------------------                               ------------

          "U.S. Borrowers" has the meaning set forth in the Preamble hereto.
           --------------

          "U.S. Concentration Account" shall mean the account maintained at the
           --------------------------
     Lender's office in Chicago, into which collections of Accounts of the U.S. Borrowers and other cash proceeds of Collateral and Third Party Collateral may be deposited or transferred on a daily basis pursuant to the terms of the applicable Collection Account Agreements or otherwise as described in
     Section 4.8.
     -----------

          "U.S. Dollars" and "$" shall mean the lawful money of the United
           ------------       -
     States of America.

          "U.S. Loan Repayment Obligations" has the meaning set forth in Section
           -------------------------------                               -------
     12.14.
     -----

          "Voting Stock" means securities of any class or classes of a
           ------------
     corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

          "Working Capital Amount" shall mean at any time of determination an
           ----------------------
     amount equal to the lesser of (i) the Working Capital Commitment at such time or (ii) the amount of the Borrowing Base at such time.

          "Working Capital Commitment" shall mean $2,000,000, as such amount may
           --------------------------
     be reduced from time to time pursuant to Section 2.6 or Section 9.2 of this
                                              -----------    -----------
     Agreement.

          "Working Capital Facility" shall mean the credit facility provided
           ------------------------
     under Section 2.4.
           -----------

          "Working Capital Loans" shall have the meaning ascribed to it in
           ---------------------
     Section 2.4(a).
     --------------

          "Working Capital Termination Date" shall mean August 15, 2000.
           --------------------------------

          1.2  Accounting Terms.  Any accounting terms used in this Agreement
               ----------------
     which are not specifically defined shall have the meanings customarily given them in accordance with GAAP.

          1.3  Other Terms.  All other terms contained in this Agreement shall,
               -----------
     unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are defined therein.

          1.4  Computation of Time Periods.  For purposes of this Agreement, in
               ---------------------------
     the computation of periods of time from a specified date to a later specified date, unless otherwise specified, the word "from" means "from and including" and the words "to" and "until" each means "to and including."


                                    ARTICLE II.
                   LOANS AND OTHER FINANCIAL ACCOMMODATIONS

          2.1  The A Term Loan Facility.
               ------------------------

               (a)  Amount of A Term Loan.  Subject to the terms and conditions
                    ---------------------
          of this Agreement and in reliance upon the representations and warranties of the Borrowers herein set forth, the Lender hereby agrees to continue the Term Loan (as defined in the Original Agreement) (defined herein as the "A Term Loan") in an amount equal to $7,296,956
                                  -----------
          and on the other terms and conditions set forth in this Agreement and the other Loan Documents. The amount of any voluntary reductions of the outstanding A Term Loan as described in Section 2.6(a) may be
                                                      --------------
          reborrowed by the U.S. Borrowers, subject to the satisfaction of the other terms and conditions hereof, provided that at no time will the Lender be obligated to make any A Term Loan if after giving effect to such Loan, the aggregate outstanding amount of the A Term Loan shall exceed the Available A Term Loan Amount at such time; and provided, further, that at any time the A Term Loan has been repaid in full, no further amounts may be reborrowed under the A Term Loan Facility. As of the Effective Date, Term Loans (as such term is defined in the Original Agreement) outstanding under the Original Agreement shall be deemed to be A Term Loans outstanding under this Agreement.

               (b)  Substitute A Term Note.  The U.S. Borrowers shall execute
                    ----------------------
          and deliver to Lender a promissory note, substantially in the form of EXHIBIT C attached hereto and made a part hereof (the "Substitute A
          ---------                                              ------------
          Term Note"), to evidence the A Term Loan.  The Substitute A Term Note
          ---------
          shall supersede the Term Note executed pursuant to the Original Agreement.

          2.2  The B Term Loan Facility.
               ------------------------

               (a)  Amount of B Term Loan.  Subject to the terms and conditions
                    ---------------------
          of this Agreement and in reliance upon the representations and warranties of the Borrowers herein set forth, the Lender hereby agrees to make to the U.S. Borrowers on the Closing Date a term loan (the "B
                                                                              -
          Term Loan") in an amount equal to $2,000,000.  Upon satisfaction of
          ---------
          the applicable conditions set forth in Article VIII hereof, the Lender
                                                 ------------
          shall make the Available B Term Loan Amount available to the U.S. Borrowers by transferring same day funds equal to the B Term Loan to an account designated in writing by Emons, on behalf of the U.S. Borrowers. Initially, the B Term Loan shall be made as a Base Rate Loan. The amount of any voluntary reductions of the outstanding B Term Loan as described in Section 2.6(a) may not be reborrowed. The B
                               --------------
          Term Loan shall be repaid in full by the U.S. Borrowers by the B
          Term Loan Facility Termination Date.

               (b)  B Term Note.  The U.S. Borrowers shall execute and deliver
                    -----------
          to Lender a promissory note, substantially in the form of EXHIBIT D
                                                                    ---------
          attached hereto and made a part hereof (the "B Term Note"), to
                                                       -----------
          evidence the B Term Loan.

               (c)  B Term Loan Fee.  The U.S. Borrowers shall pay an additional
                    ---------------
          fee with respect to the B Term Loan on each date set forth below in an amount equal to the percentage opposite such date of the total outstanding principal amount of the B Term Loan on such date, if any:

                          Date                          Percentage
                          ----                          ----------

                    June 30, 1999                            .25%
                    December 31, 1999                        .50%
                    June 30, 2000                            .50%
                    December 31, 2000                        .75%
                    June 30, 2001                            .75%
                    December 31, 2001                       1.00%

          2.3  The Canadian Term Loan Facility.
               -------------------------------

               (a)  Amount of Canadian Term Loan.  Subject to the terms and
                    ----------------------------
          conditions of this Agreement and in reliance upon the representations and warranties of the Borrowers herein set forth, the Lender hereby agrees to make to SLQ on the Closing Date a term loan (the "Canadian Term Loan") in
                                                       ------------------
          an amount equal to C$6,583,500 to be disbursed in Canadian Dollars. Upon satisfaction of the applicable conditions set forth in Article
                                                                      -------
          VIII hereof, the Lender shall make the proceeds of the Canadian Term
          ----
          Loan Amount available to SLQ by transferring same day funds to an account designated in writing by Emons, on behalf of the SLQ. The Canadian Term Loan shall be repaid in the manner set forth in Section
                                                                        -------
          2.6(b)(ii).
          ----------

               (b)  Canadian Term Note.  SLQ shall execute and deliver to Lender
                    ------------------
          a promissory note, substantially in the form of EXHIBIT E attached
                                                          ---------
          hereto and made a part hereof (the "Canadian Term Note"), to evidence
                                              ------------------
          the Canadian Term Loan.

          2.4  Working Capital Loans.
               ---------------------

               (a)  Availability.
                    ------------

                    (i) Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrowers herein set forth, the Lender hereby agrees to continue to make revolving credit loans ("Working Capital Loans") to the
                                                ---------------------
               U.S. Borrowers from time to time during the period from the Closing Date to the Working Capital Termination Date, in an amount which shall not exceed, in the aggregate at any time outstanding, the amount, if any, by which the Working Capital Amount at such time exceeds the sum of (A) the aggregate Letter of Credit Obligations at such time plus (B) the aggregate amount
                                                  ----
               of the Pending Loans at such time. As of the Effective Date, Working Capital Loans outstanding under the Original Agreement shall be deemed to be outstanding as Working Capital Loans under this Agreement.

                    (ii) From the Closing Date to the Working Capital Termination Date and subject to all of the terms and conditions of this Agreement, Working Capital Loans may be voluntarily prepaid pursuant to Section 2.6(a), and any amounts so prepaid,
                                   --------------
               together with the amount of mandatory prepayments made pursuant to Section 2.6(c), may be reborrowed, up to the amount available
                  --------------
               under this Section 2.4(a) at the time of such Borrowing.
                          --------------

                    (iii) Working Capital Loans made on any Funding Date which constitute Offshore Rate Loans shall be in the aggregate minimum amount of $100,000.00 and integral multiples of $10,000 in excess of that amount. Working Capital Loans made on any Funding Date which constitute Base Rate Loans shall be in the aggregate minimum amount of $25,000.00 and integral multiples of $5,000 in excess of that amount.

               (b)  Substitute Working Capital Note.  The U.S. Borrowers shall
                    -------------------------------
          execute and deliver to Lender a promissory note substantially in the form of EXHIBIT F attached hereto and made a part hereof (the
                  ---------
          "Substitute Working Capital Note") to evidence the Working Capital Loans.

          2.5  Notice of Borrowing; Making the Loans; Loan Accounts.
               ----------------------------------------------------

               (a) Each Loan shall be made on notice, given by Emons on behalf of the U.S. Borrowers or SLQ, as the case may be, to the Lender in writing, including, by telecopy, not later than 11:00 a.m. (Chicago time) on (A) the third Business Day prior to the date of the proposed Borrowing, in the case of a request for an Offshore Rate Loan, and (B) the Business Day of the proposed Borrowing, in the case of a request for a Base Rate Loan. Each such notice of a borrowing (a "Notice of
                                                                     ---------
          Borrowing") shall be substantially in the form of EXHIBIT B attached
          ---------                                         ---------
          hereto. Any Notice of Borrowing must specify the requested (i) date of such Loan, (ii) type of Loan, (iii) aggregate amount of such Loan,
          (iv) applicable Interest Period for each such Loan if such Loan is an Offshore Rate Loan, and (v) the account or accounts to which the proceeds of such Loan are to be disbursed. The original of each Notice of Borrowing given by telecopy shall be sent to the Lender by mail for receipt within five (5) days after the applicable Funding Date. Upon fulfillment of the applicable conditions set forth in
          Article VIII, the Lender will make such funds available to the U.S.
          ------------
          Borrowers or SLQ, as the case may be, in such deposit account maintained with the Lender as Emons, on behalf of the U.S. Borrowers or SLQ, as the case may be, shall designate.

               (b)  Anything in paragraph (a) above to the contrary
                                -------------
          notwithstanding,

                    (i) if the Lender shall, at least one Business Day before the date of any requested Borrowing, notify the U.S. Borrowers or SLQ, as the case may be, that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or that any central bank or other Governmental Authority makes it unlawful, for the Lender to perform its obligations hereunder to make Offshore Rate Loans; or

                    (ii) if the Lender is unable, after reasonable efforts, due to prevailing market conditions, to provide timely information for the determination of the Eurodollar Rate or CDOR Rate, as the case may be, or is otherwise unable to determine the Eurodollar Rate or the CDOR Rate at any time, or

                    (iii) if the Lender has reasonably determined that the Eurodollar Rate or CDOR Rate is inadequate to compensate the Lender, then, in any such event, the right of the Borrowers to select Offshore Rate Loans shall be suspended until the Lender shall notify the Borrowers that the circumstances causing such suspension no longer exist; and (A) in the case of any Offshore Rate Loans bearing interest at the Eurodollar Rate, each such Offshore Rate Loan shall be a Base Rate Loan, and (B) in the case of any Offshore Rate Loans bearing interest at the CDOR Rate, all such Offshore Rate Loans shall thereafter accrue interest at a rate to be negotiated in good faith by SLQ and the Lender.

               (c) Each Notice of Borrowing shall be irrevocable and binding on the Borrowers. In the case of any requested Offshore Rate Loans, the requesting Borrower shall indemnify the Lender against any loss, reasonable cost or expense incurred by the Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Loan the applicable conditions set forth in Article
                                                                         -------
          VIII, including, without limitation, any loss (including loss of
          ----
          anticipated profits of which the Lender shall supply to such Borrower reasonable calculations), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Lender to fund the requested Loan, as a result of such failure, is not made on such date.

               (d) Emons, on behalf of the U.S. Borrowers and SLQ, shall notify the Lender in writing of the names of the officers and employees authorized to request any Loans on behalf of the U.S. Borrowers and SLQ, and shall provide the Lender with a specimen signature of each such officer or employee. The Lender shall be entitled to rely conclusively on such officer's or employee's authority to request a Loan on behalf of the U.S. Borrowers or SLQ, until the Lender receives written notice to the contrary. The Lender shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing.

               (e) The Lender shall establish or cause to be established on its books in the name of the U.S. Borrowers and SLQ an account (each, a "Loan Account") to evidence Loans made to the U.S. Borrowers and SLQ,
           ------------
          respectively. In the case of the U.S. Borrowers, the Lender will credit or cause to be credited to a commercial account for each of the
          U.S. Borrowers (each a "Demand Deposit Account") maintained by Emons
                                  ----------------------
          on behalf of each of the U.S. Borrowers at Lender's Chicago, Illinois office, the amount of any sums advanced as Loans hereunder. Any amounts credited to each such Demand Deposit Account, and advanced to the U.S. Borrowers as a Loan pursuant to this Agreement will be debited to such U.S. Borrower's Loan Account and result in an increase in the principal balance outstanding in the applicable Loan Account in the amount thereof. In the case of SLQ, Lender shall disburse the Canadian Term Loan as directed by Emons on behalf of SLQ as follows:
          (i) an amount equal to C$5,900,010 shall be disbursed to the trust account of Ogilvy Renault, escrow agent, maintained at the Royal Bank of Canada in Montreal, Quebec and (ii) an amount equal to C$683,490 shall be disbursed to an account of SLQ at the Toronto office of ABN AMRO Bank Canada; both such amounts will be debited to SLQ's Loan Account and result in an increase in the principal balance outstanding in SLQ's Loan Account. The Lender is hereby authorized, at its option, either (A) to endorse the date and amount of each Loan made by it and each repayment or prepayment of principal of Loans made with respect to the applicable Note on the schedule annexed to and constituting a part of the Note or (B) to record such Loans, repayments and prepayments in its books and records, such schedule or such books and records, as the case may be, constituting prima facie evidence, absent manifest error, of the accuracy of the information contained therein.

          2.6  Prepayments; Reserves.
               ---------------------

               (a)  Voluntary Prepayments.  (i) The U.S. Borrowers may at any
                    ---------------------
          time prepay the Working Capital Loans in whole or in part, subject to
          Section 2.8, and (ii) upon not less than three (3) Business Days'
          -----------
          prior written or telephonic notice confirmed promptly in writing to the Lender, at any time and from time to time, the U.S. Borrowers may, prepay the A Term Loan or the B Term Loan or SLQ may prepay the Canadian Term Loan, in each case, in whole or in part, without premium or penalty (except as provided in Section 2.8), in an aggregate
                                            -----------
          minimum amount of $50,000 and integral multiples of $10,000 in excess of that amount; provided, however, that the U.S. Borrowers may prepay
                          --------  -------
          the A Term Loan or the B Term Loan and SLQ may prepay the Canadian Term Loan in full without regard to such minimum amount. Any notice of prepayment given to the Lender under this Section 2.6(a) shall
                                                       --------------
          specify the date of prepayment, the aggregate principal amount of the prepayment and which Loans such prepayment is to be applied against. In the absence of such notice Lender shall apply prepayments in accordance with Section 2.10(e). To the extent that any voluntary
                          ---------------
          prepayment is made against the A Term Note, such voluntary prepayments shall be applied to the installments due under the A Term Note in the order of maturity until paid in full and, subject to the other terms and conditions of this Agreement, such voluntary prepayments of the A Term Loan may be reborrowed pursuant to Section 2.5 hereof. Notice of
                                                  -----------
          prepayment having been delivered as provided herein, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date.

               (b)  Reductions of the Available A Term Loan Amount and the
                    ------------------------------------------------------
          Available Canadian Term Loan Amount; Prepayments of Loans.
          ---------------------------------------------------------

                    (i)    Reductions of the Available A Term Loan Amount.  The
                           ----------------------------------------------
               Available A Term Loan Amount shall be reduced on each of the dates set forth below by the dollar amount set forth opposite such date, and to the extent that the outstanding principal amount of the A Term Loan on such date shall exceed the Available A Term Loan Amount on such date, the U.S. Borrowers shall immediately pay the amount of such excess:

               -----------------------------------------------------------------
               DATE                                       AMOUNT OF REDUCTION
               ----                                       -------------------
               -----------------------------------------------------------------
               12/31/98, 3/31/99, 6/30/99                        $150,000
               -----------------------------------------------------------------
               9/30/99, 12/31/99, 3/31/00, 6/30/00               $275,000
               -----------------------------------------------------------------
               9/30/00, 12/31/00, 3/31/01, 6/30/01               $300,000
               -----------------------------------------------------------------
               9/30/01, 12/31/01, 3/31/02, 6/30/02               $387,500
               -----------------------------------------------------------------
               9/30/02, 12/31/02, 3/31/03, 6/30/03               $425,000
               -----------------------------------------------------------------
               9/30/03, 12/31/03                                 $475,000
               -----------------------------------------------------------------
               3/31/04                                           $346,956
               -----------------------------------------------------------------

                    (ii)   Reductions of the Available Canadian Term Loan
                           ----------------------------------------------
               Amount. The Available Canadian Term Loan Amount shall be reduced
               ------
               on each of the dates set forth below by the amount set forth opposite such date and to the extent that the outstanding principal amount of the Canadian Term Loan on such date shall exceed the Available Canadian Term Loan Amount on such date, SLQ shall immediately pay the amount of such excess in Canadian
               Dollars:

               -----------------------------------------------------------------
               DATE                                       AMOUNT OF REDUCTION
               ----                                       -------------------
               -----------------------------------------------------------------
               3/31/04                                          C$135,520
               -----------------------------------------------------------------
               6/30/04                                          C$731,500
               -----------------------------------------------------------------
               9/30/04, 12/31/04, 3/31/05, 6/30/05              C$938,245
               -----------------------------------------------------------------
               9/30/05, 12/31/05                                C$981,750
               -----------------------------------------------------------------


                    (iii)  Additional Reductions. In addition to the reductions
                           ---------------------
               described above, within two (2) Business Days after the receipt by any Borrower of any Net Cash Proceeds of Sale, such Borrower shall make a mandatory prepayment of the Loans for which it is primarily liable in an amount equal to such Net Cash Proceeds of Sale a calculation of which shall be set forth in an officers' certificate delivered by Emons on behalf of such Borrower to the Lender concurrently with such payment (each such payment, a "Net
                                                                            ---
               Proceeds Prepayment"). Further, upon the receipt of any Net Cash
               -------------------
               Proceeds of Capital Stock Issuance, Emons, on behalf of the U.S. Borrowers, shall make a mandatory prepayment of the Loans for which the U.S. Borrowers are obligated hereunder, without premium or penalty except as provided in Section 2.8, in an amount equal
                                                -----------
               to the outstanding principal amount of the B Term Loan at such times plus 50% of such net cash proceeds, if any, in excess of
                     ----
               $3,000,000, such to be set forth in an officers' certificate delivered by Emons on behalf of the Borrowers to the Lender concurrently with such payment and to be made as of the date of such officers' certificate (each such payment, a "Capital Stock
                                                                 -------------
               Prepayment"). In addition, within one hundred and twenty (120)
               ----------
               days after the end of each Cash Flow Period, the U.S. Borrowers and SLQ shall make a mandatory prepayment, without premium or penalty except as provided in Section 2.8, in an amount equal to
                                             -----------
               50% of any Excess Cash Flow for such Cash Flow Period (each such payment, an "Excess Cash Prepayment," which together with all
                            ----------------------
               other Excess Cash Prepayments, Net Proceeds Prepayments and Capital Stock Prepayments shall be referred to collectively as "Mandatory Prepayments"); provided, however, that, except after
                ---------------------
               the occurrence or during the continuance of an Event of Default SLQ shall not be required to make a Mandatory Prepayment which results in the repayment or greater than 25% of the Available Canadian Term Loan Amount prior to December 21, 2003. The U.S. Borrowers and SLQ shall give the Lender not less than three (3) Business Days' prior written notice of the date on which each such Mandatory Prepayment will be made (which date shall be no later than the date on which such Mandatory Prepayment becomes due and payable pursuant to this Section 2.6(b)) and, with
                                                --------------
               respect to Excess Cash Prepayments, such notice shall be accompanied by the audited or preliminary audited annual financial statements of Emons on a combined and consolidated basis for such Cash Flow Period, together with a computation of Excess Cash Flow for such Cash Flow Period. Each Mandatory Prepayment remitted by the U.S. Borrowers shall be applied first to repay the B Term Loan until the B Term Loan is paid in full and next to the A Term Loan to installments or reductions due in the inverse order of maturity until paid in full, then to the Working Capital Loans outstanding and each Mandatory Prepayment remitted by SLQ shall be applied to the Canadian Term Loan, to installments in the inverse order of maturity until paid in full; provided, however, that any Excess Cash Flow Payment attributable to Excess Cash Flow allocable to SLQ shall only be applied to the Canadian Term Loan. The Available A Term Loan Amount, the Available B Term Loan Amount or, as the case may be, the Available Canadian Term Loan Amount, shall be permanently reduced by the amount of each Mandatory Prepayment. In addition, at the Lender's option the Working Capital Commitment shall be permanently reduced on a dollar for dollar basis by the amount of such Mandatory Prepayments in excess of those applied to the B Term Loan, the A Term Loan and the Canadian Term Loan.

               (c)  Mandatory Prepayment of Working Capital Loans. The U.S.
                    ---------------------------------------------
          Borrowers shall make prepayments of Working Capital Loans to the extent necessary such that the sum of (i) the aggregate principal amount of the Working Capital Loans outstanding at any time, plus (ii)
                                                                       ----
          the aggregate Letter of Credit Obligations at such time, plus (iii)
                                                                   ----
          the aggregate Pending Loans at such time, does not exceed the Working Capital Amount at such time.

               (d)  Modification of Advance Rates and Eligibility Reserves.
                    ------------------------------------------------------
          Borrowers agree that the Lender shall have the right, at any time and from time to time, at the discretion of the Lender, exercised in its reasonable credit judgment and in Good Faith, (i) to reduce or otherwise modify the advance rates applied to Eligible Receivables as specified in the definitions of "Borrowing Base," (ii) to add additional restrictions which exclude particular types of Accounts from Eligible Receivables, and (iii) to establish Eligibility Reserves, increase the amount thereof and add additional types of Eligibility Reserves. The Borrowers expressly acknowledge that the above referenced reductions, restrictions and additions may have the effect of reducing the credit available under this Agreement.

          2.7  Interest. The U.S. Borrowers shall pay interest on the unpaid
               --------
     principal amount of all Loans other than the Canadian Term Loan and SLQ shall pay interest on the unpaid principal amount of the Canadian Term Loan from the date of such Loan until such principal amount shall be paid in full, at the following intervals and at the following rates per annum:

               (a) With respect to Loans under the A Term Loan Facility, the Canadian Term Loan Facility and the Working Capital Facility,

                    (i)    Base Rate Loans. If such Loan is a Base Rate Loan, a
                           ---------------
               rate per annum equal to the Applicable Margin at the time of determination plus the Base Rate in effect from time to time,
                             ----
               payable, in arrears, on the last day of each calendar quarter and on the date such Base Rate Loan shall be paid in full; and

                    (ii)   Offshore Rate Loans. If such Loan is an Offshore Rate
                           -------------------
               Loan, a rate per annum equal at all times during the Interest Period for such Loan to, in the case of any A Term Loan or Working Capital Loan, the Eurodollar Rate, and in the case of a Canadian Term Loan, the CDOR Rate, for such Interest Period, in each case, plus the Applicable Margin at the time of
                          ----
               determination, payable, in either such event, in arrears, on the last day of each Interest Period (provided that if such Interest Period exceeds three months, on the last day of the third month and on the last day of such Interest Period), or, if earlier, on the date such Offshore Rate Loan shall be paid in full;

               (b)  With respect to Loans under the B Term Loan Facility,

                    (i)    Base Rate Loans. If such Loan is a Base Rate Loan, a
                           ---------------
               rate per annum equal to the Base Rate in effect from time to time plus 0.50% payable, in arrears, on the last day of each calendar quarter and on the date such Base Rate Loan shall be paid in full; and

                         (ii) Offshore Rate Loans. If such Loan is an Offshore
                              -------------------
                    Rate Loan, a rate PER ANNUM equal at all times during the Interest Period for such Loan to the Eurodollar Rate for such Interest Period plus 3.0%, payable, in arrears, on the last day of each Interest Period (provided that if such Interest Period exceeds three months, on the last day of the third month and on the last day of such Interest Period), or, if earlier, on the date such Offshore Rate Loan shall be paid in full;

          provided, however, that, from and after the occurrence of an Event of
          --------  -------
          Default and unless and until such Event of Default is cured or waived,
          (i) the Borrowers shall not be entitled to elect that any portion of any Loan be an Offshore Rate Loan (in the case of the Canadian Term Loan, such Loan shall then accrue interest at a rate to be negotiated in good faith by SLQ and the Lender); and (ii) in the case of the A Term Loan, the B Term Loan and the Working Capital Loan, the U.S. Borrowers shall pay interest on the Loans for which they are liable on the unpaid principal amount thereof at the Default Rate, such interest being payable on demand.

               2.8  Prepayment Provisions; Breakage Costs. The Borrowers shall
                    -------------------------------------
          have no right to voluntarily prepay any principal amount of any Loans other than Base Rate Loans. If the Borrowers repay any Offshore Rate Loan prior to the last day of the applicable Interest Period for any reason, such Borrower or Borrowers shall pay to the Lender the amount of any cost, loss (including loss of anticipated profits) or expense incurred by the Lender as a result of the repayment of an Offshore Rate Loan prior to the last day of the Interest Period applicable to such Loan including, without limitation, any cost or expense incurred by Lender by reason of the liquidation and reemployment of deposits or other funds acquired by the Lender to fund the Offshore Rate Loan.

               2.9  Increased Costs; Increased Capital. In the event that the
                    ----------------------------------
          Lender determines that compliance with any United States or Canadian (including any state, political subdivision, provincial, territory or possession thereof) or other foreign law, regulation, treaty, directive or guideline, currently or hereafter in effect, or the interpretation or application thereof, or the compliance with any request, guideline or directive (whether or not having the force of law) from any United States, Canadian or foreign central bank or any other Governmental Authority:

                    (a) imposes, modifies or holds applicable any reserve, special deposit, compulsory loan or similar requirement against, or imposes any other conditions with respect to assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit or commitment therefor extended by, or any other acquisition of funds by, any office of the Lender which is not otherwise included or accounted for in any determination of the Eurodollar Rate or CDOR Rate or any interest payable hereunder; or

                    (b) affects or would affect the amount of capital required or expected to be maintained by the Lender or any corporation controlling the Lender and the

               Lender determines that the amount of such capital is increased by or based upon the existence of the Lender's obligations to make, maintain or fund the Offshore Rate Loans;

          and the result is to increase (as reasonably determined by the Lender) the cost to the Lender of (i) agreeing to make, making, funding, renewing or maintaining the Offshore Rate Loans hereunder, or (ii) agreeing to maintain, or its maintenance of, the Working Capital Commitment hereunder, or to reduce any amount receivable in respect of any of the foregoing, or to reduce (as determined by the Lender) the rate of return on the Lender's or such controlling corporation's capital (taking into account the policies of the Lender or corporation with regard to capital), then, in any such case, the U.S. Borrowers and SLQ agree to pay, on account of the Loans for which they are liable, to the Lender upon the Lender's demand any additional amount as may be necessary to compensate fully the Lender for such additional cost, reduced amount receivable, or reduced rate of return as reasonably deter mined by the Lender to place the Lender in the same economic position as if such compliance had not occurred. The Lender will promptly notify the Borrowers, in writing, of the occurrence of any of the events described in this Section 2.9.
                                              -----------

               2.10 Payments and Computations.
                    -------------------------

                    (a) All payments of principal, interest, Reimbursement Obligations and fees hereunder and under the Notes payable to the Lender shall be made without condition or reservation of right and in same day funds in the same currency as the currency in which such amount is outstanding and delivered to the Lender not later than 1:00 p.m. (Chicago time) on the date due to such account of the Lender as the Lender may designate; and funds received by the Lender after that time shall be deemed to have been paid on the next succeeding Business Day.

                    (b) Each of the Borrowers hereby authorizes the Lender and, unless the Borrowers have arranged for another means of payment satisfactory to the Lender, the Lender shall, if and to the extent any payment is due by such Borrower hereunder, to charge from time to time against any or all of such Borrower's accounts with the Lender any amount so due from such Borrower(s). The Lender shall notify the Borrowers of any such charge; provided, however, that the failure to give such notice shall not limit or otherwise affect the obligation of the Borrowers to make any payment when due hereunder.

                    (c) All computations of interest calculated on the basis of the Base Rate shall be made by the Lender on the basis of a year of 365 or 366 days as applicable, and all calculations of all other interest and fees shall be calculated on the basis of a year of 360 days, in each case, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Lender of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error. For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever interest to be paid hereunder is to be calculated on the basis of a year of 360 days or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by either 360 or such other period of time, as the case may be.

                    (d) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or the Non-Use Fee, as the case may be; provided,
                                                                   --------
               however, if such extension would cause payment of interest on or
               -------
               principal of Offshore Rate Loans to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                    (e) Prior to the occurrence of an Event of Default, except as otherwise directed by the U.S. Borrowers or SLQ (and notwithstanding any other application thereof by the Lender on its books, which application may be made in the Lender's discretion), any payments received by the Lender from the U.S. Borrowers shall be applied as follows: first, to pay interest due
                                                      -----
               in respect of Working Capital Loans; second, to pay interest due
                                                    ------
               in respect of the B Term Loan and the A Term Loan (in that order); third, to pay the outstanding principal of the Working
                       -----
               Capital Loans which constitute Base Rate Loans; fourth, to pay
                                                               ------
               the outstanding principal of the Working Capital Loans which constitute Offshore Rate Loans (in the order of their maturity); fifth, to pay the outstanding principal of any portion of the B
               -----
               Term Loan and the A Term Loan (in that order) which constitute Base Rate Loans; sixth, to pay the outstanding principal of any
                                -----
               portion of the B Term Loan and the A Term Loan (in that order) which constitute Offshore Rate Loans; seventh, to provide cash
                                                     -------
               collateral in respect of Letter of Credit Obligations; and eighth, to the payment of any other Obligation due to the Lender.
               ------
               Any payments received from SLQ by the Lender, prior to an Event of Default, unless otherwise directed by SLQ shall be applied to the Canadian Term Loan, first to any accrued interest which is due, then to pay the outstanding principal amount in respect thereof in order of maturity. During the existence of an Event of Default, the Lender may apply any payments received by the Borrowers to the Obligations for which they are liable in any manner determined by the Lender in its discretion. No checks, drafts or other instruments received by the Lender shall constitute final payment to the Lender for the accounts of the Lender unless and until such item or payment has actually been collected. All items or amounts which are delivered to the Lender by or on behalf of any Borrower or any Account Debtor on account of partial or full payment or otherwise as proceeds of any of the Properties of such Borrower or Third Party Collateral (including any items or amounts which may have been deposited to the U.S. Borrower Concentration Account or the SLQ Concentration Account) may,
               during the existence of an Event of Default, from time to time in the Lender's discretion, be released to the Borrowers or may be applied by the Lender towards payment of the Obligations for which such Borrower is liable, whether or not then due as provided in the foregoing terms of this subsection. Notwithstanding anything to the contrary herein, (i) solely for purposes of determining the occurrence of an Event of Default, all cash, checks, instruments and other items of payment shall be deemed received upon actual receipt by the Lender, unless the same is subsequently dishonored for any reason whatsoever, (ii) for purposes of determining whether, under Sections 2.4 and 3.2,
                                                          ------------     ---
               there is availability for Working Capital Loans or Letters of Credit and for purposes of interest calculation hereunder, (A) all cash and collected funds shall be deemed to have been applied against the Obligations on the Business Day which Lender shall have received, prior to 1:00 p.m. (Chicago time), such funds, and
               (B) all checks, instruments and other items of payment shall be deemed to have been applied against the Obligations on the second
               (2nd) Business Day after the Business Day on which the Lender shall have received, prior to 1:00 p.m. (Chicago time), such items of payment. The foregoing apportionment of payments is solely for the purpose of determining the obligations of the Borrowers hereunder and, notwithstanding such apportionment, Lender may on its books and records allocate payments received by it in a manner different from that contemplated hereby. No such different allocation shall alter the rights and obligations of the Borrowers under this Agreement determined in accordance with the apportionments contemplated by this subsection (e). To the
                                                       --------------
               extent that any of the Borrowers make a payment or payments to the Lender, including, without limitation, proceeds of the Accounts, other Properties of such Borrower or Third Party Collateral for the Borrowers' benefit, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by the Lender.

                    (f) Each Borrower hereby authorizes the Lender, and the Lender may, in its discretion, charge to each Borrower at any time when due all or any portion of any of the Obligations for which it is liable (and interest, if any, thereon), including but not limited to any costs and expenses of the Lender relating thereto for which such Borrower is liable pursuant to the terms of this Agreement or any other Loan Document, by charging Emons' Demand Deposit Account or any other bank account of any Borrower liable for such Obligation maintained with the Lender; provided,
                                                                      --------
               however, that the provisions of this subsection (f) shall not
               -------                              --------------
               affect such Borrower's obligation to pay when due all amounts payable by such Borrower under this Agreement, or any other Loan Document, whether or not there are sufficient funds therefor in the Demand Deposit Account or any such other bank account of such Borrower.

               2.11 Taxes.
                    -----

                    (a) Any and all payments by each of the Borrowers hereunder shall be made, in accordance with Section 2.10, free and clear of
                                                 ------------
               and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the
                                                 ---------
               Lender's income, and franchise taxes imposed on the Lender, by the jurisdiction under the laws of which the Lender is organized or any political subdivision thereof and excluding also any net income taxes imposed on the Lender as a result of its present or former connection with Canada or any province or any political subdivision thereof other than a connection arising from the Lender having executed, delivered or performed its obligations, received payment under or enforced this Agreement (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any of the Borrowers shall be required by law to
                -----
               deduct any Taxes from or in respect of any sum payable hereunder to the Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this
               Section 2.11) the Lender receives an amount equal to the sum it
               ------------
               would have received had no such deductions been made, (ii) such Borrower shall make such deductions with respect to Obligations for which they are liable and (iii) such Borrower shall pay the full amount so deducted to the relevant taxing authority or other appropriate authority in accordance with applicable law.


                    (b) In addition, each Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes for which such Borrower is liable or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes for which such Borrower is liable (but specifically excluding, any taxes due as a result of any assignment or participation made by the Lender as permitted by the terms of Section 11.2 hereof) (hereinafter referred to as "Other Taxes").
                                            -----------

                    (c) The U.S. Borrowers, in respect of the U.S. Loan Repayment Obligations, and SLQ, in respect of the Canadian Term Loan Repayment Obligations, agree to indemnify the Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.11) paid by the Lender
                                             ------------
               and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Any amounts due from any of the U.S. Borrower or SLQ as the case may be in accordance with the foregoing indemnification shall be paid to the Lender within thirty (30) days from the date the Lender makes written demand therefor. Notwithstanding the foregoing, however, the Lender agrees that it shall not pay any Taxes or Other Taxes if it has received written notice from any Borrower that such Borrower is contesting the same and for so long as such

               Borrower continues to contest the same in accordance with the terms of Section 7.1 provided that such failure to pay does not
                        -----------
               adversely affect the Lender's ability to obtain or maintain a perfected security interest in any of such Borrower's Property or any of the Lender's rights and remedies hereunder.

                    (d) Within 30 days after the date of any payment of Taxes, the Borrower making such payment will furnish to the Lender, at its address referred to on the signature page hereto, the original or a certified copy of a receipt evidencing payment thereof. In respect of any payment hereunder or under the Notes, the relevant Borrower will furnish to the Lender, upon the Lender's request therefor, and as to such Taxes and taxing authorities specifically designated in such request and respecting which no receipt is delivered by such Borrower, a certificate from each appropriate taxing authority or an opinion of counsel acceptable to the Lender, in either case, stating that such payment is exempt from or not subject to such Taxes.

                    (e) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 2.11 shall
                                                              ------------
               survive the payment in full of principal and interest hereunder and under the Notes.

               2.12 Borrowing Base. The Borrowing Base shall be calculated by
                    --------------
          Emons on behalf of the Borrowers, giving effect to reserves historically provided by the Borrowers, and such calculations shall be set forth in a Borrowing Base Certificate delivered to the Lender by Emons on behalf of the Borrowers in accordance with Section 5.2(i) and
                                                              --------------
          Article VIII. The Lender shall have the right to review, confirm and
          ------------
          adjust, from time to time, in its reasonable credit judgment, the values ascribed by the U.S. Borrowers and SLQ to Eligible Receivables, and the reserves therefor, in any Borrowing Base Certificate, such adjustments to include, without limitation, reductions for such reserves as the Lender deems proper and reasonable.

               2.13 Conversions.
                    -----------

                    (a) On the terms and subject to the conditions of this Agreement and provided that no Event of Default shall have occurred and be continuing, upon written notice, including by telecopy, given by Emons on behalf of the U.S. Borrowers or SLQ, as the case may be, to the Lender in substantially the form of EXHIBIT G attached hereto and made a part hereof (the "Notice of
               ---------                                              ---------
               Conversion"), the U.S. Borrowers or SLQ, as the case may be and
               ----------
               to the extent applicable in light of the Base Rate not being available under the Canadian Term Loan, may (i) convert all or any portion of the A Term Loan, the B Term Loan or any Working Capital Loan which is an Offshore Rate Loan bearing interest at the Eurodollar Rate to a Base Rate Loan upon expiration of the applicable Interest Period, (ii) continue any Offshore Rate Loan as an Offshore Rate Loan upon the expiration of the applicable Interest Period, or (iii) convert any Base Rate Loan to an Offshore Rate Loan bearing interest at the Eurodollar Rate at any time (any such date on which any Loan is to be converted being referred to herein as a "Conversion Date"). Such Notice of
                                              ---------------
               Conversion shall be delivered to the Lender prior to 1:00 p.m. (Chicago time) three (3) Business Days prior to the proposed Conversion Date if conversion to, or continuation of, an Offshore Rate Loan is requested, and prior to 11:00 a.m. (Chicago time) on the proposed Conversion Date if conversion to a Base Rate Loan is requested. Each proposed Conversion Date shall be a Business Day. The original of each Notice of Conversion given to the Lender by telecopy shall be sent to the Lender by regular mail within five
               (5) days of the applicable Conversion Date.

                    (b) If the U.S. Borrowers or SLQ as the case may be and to the extent applicable in light of the Base Rate not being available under the Canadian Term Loan, shall fail to give notice of the duration of the proposed Interest Period with respect to a proposed conversion of (i) an outstanding Base Rate Loan or (ii) a continuation of an Offshore Rate Loan, such Borrower shall be deemed not to have elected to convert the Base Rate Loan or continue the Offshore Rate Loan as the case may be. If the U.S. Borrowers shall fail to give a timely and complete Notice of Conversion with respect to an outstanding Offshore Rate Loan in accordance with this Section 2.13, such Borrower shall be deemed
                                    ------------
               to have elected to convert such outstanding Offshore Rate Loan to a Base Rate Loan on the last day of the applicable Interest Period. If SLQ shall fail to give a timely and complete Notice of Conversion with respect to an outstanding Offshore Rate Loan in accordance with this Section 2.13, SLQ shall be deemed to have
                                    ------------
               elected to continue such outstanding Offshore Rate Loan and to have elected an Interest Period of one month.

                    (c) Any Notice of Conversion given or deemed to have been given pursuant to this Section 2.13 shall be irrevocable.
                                      ------------

                    (d)  If an Event of Default has occurred and is
               continuing, each Offshore Rate Loan bearing interest at the Eurodollar Rate shall be converted to a Base Rate Loan at the end of the then applicable Interest Period and each Offshore Rate Loan bearing interest at the CDOR Rate shall be converted to an Offshore Rate Loan at the CDOR Rate having an Interest Period of one month. If the Lender shall be unable to determine the Eurodollar Rate or CDOR Rate or shall have deemed the Eurodollar Rate or CDOR Rate to be inadequate or unfair (as provided in
               Section 2.5(b)) then (i) each Offshore Rate Loan bearing interest
               --------------
               at the Eurodollar Rate shall be converted to a Base Rate Loan at the end of the applicable Interest Period, and (ii) each Offshore Rate Loan bearing interest at the CDOR Rate shall bear interest at a rate to be negotiated in good faith by the Lender and SLQ. If the making or maintaining of Offshore Rate Loans shall be unlawful, impossible, inadequate or unfair (as provided in
               Section 2.5(b)) then (x), all Offshore Rate Loans bearing
               --------------
               interest at the Eurodollar Rate outstanding shall be converted into Base Rate Loans (A) the last day of the Interest Period or

               Interest Periods applicable to such Loans if the Lender may lawfully continue to maintain and fund such Loans until such day, or (B) immediately, if the Lender may not lawfully continue to fund and maintain such Loans and (y) Offshore Rate Loans bearing interest at the CDOR Rate shall bear interest at a rate negotiated in good faith between Lender and SLQ.

                    (e) Notwithstanding any provision in this Agreement to the contrary, Borrowers shall have no more than five (5) different Interest Periods outstanding for Offshore Rate Loans at any time.

               2.14 Fees.
                    ----

                    (a) The U.S. Borrowers shall pay to the Lender a closing fee in the amount of Sixty-Two Thousand Seven Hundred Fifty Dollars ($62,750) (the "Closing Fee") which shall be fully earned
                                       -----------
               and non-refundable and payable on the Closing Date.

                    (b) As additional compensation for Lender's costs and risks in making the Working Capital Loans available to the U.S. Borrowers, U.S. Borrowers agree to pay to Lender in arrears, on the first Business Day of each calendar quarter prior to the Working Capital Termination Date and on the Working Capital Termination Date, a fee for U.S. Borrowers' non-use of available funds under the Working Capital Facility (the "Non-Use Fee") in
                                                              -----------
               an amount equal to the per anum rate shown in the definition of Applicable Margin (calculated on the basis of a 360 day year for actual days elapsed) on the difference between (i) $2,000,000 and
               (ii) the respective daily averages of the amount of the Working Capital Loans outstanding during the period for which the Non-Use Fee is due.

                                 ARTICLE III.
                       THE LETTER OF CREDIT SUBFACILITY

               3.1  Obligation to Issue. Subject to the terms and conditions of
                    -------------------
          this Agreement, and in reliance upon the representations and warranties of the Borrowers herein set forth, the Lender hereby agrees to issue for the account of any U.S. Borrower through such of the Lender's branches as it and the U.S. Borrowers may jointly agree, one or more Letters of Credit in accordance with this Article III, from
                                                            -----------
          time to time during the period commencing on the Closing Date and ending at least thirty (30) days prior to the Working Capital Termination Date.

               3.2  Types and Amounts.  The Lender shall not have any
                    -----------------
          obligation to issue any Letter of Credit at any time:

               (a) if the aggregate maximum amount then available for drawing under Letters of Credit, after giving effect to the issuance of the requested Letter of Credit, shall exceed any limit imposed by law or regulation upon the Lender;

               (b) if, after giving effect to the issuance of the requested Letter of Credit, the sum of the aggregate Letter of Credit Obligations, plus the aggregate principal amount of the Working
                       ----
          Capital Loans outstanding, plus the aggregate Pending Loans, would
                                     ----
          exceed the Working Capital Amount at such time; or

               (c) which has an expiration date (A) more than one year after the date of issuance or (B) after the thirtieth (30th) day preceding the date specified in the definition of "Working Capital Termination Date".

          3.3  Conditions.  In addition to being subject to the satisfaction of
               ----------
     the conditions contained in Article VIII, the obligation of the Lender to
                                 ------------
     issue any Letter of Credit is subject to the satisfaction in full of the following conditions:

               (a) the applicable U.S. Borrower shall have delivered to the Lender at such times and in such manner as the Lender may prescribe a Letter of Credit application and such other documents and materials as may be required pursuant to the terms thereof and the terms of the proposed Letter of Credit shall be satisfactory to the Lender; and

               (b) as of the date of issuance no order, judgment or decree of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain the Lender from issuing the Letter of Credit and no law, rule or regulation applicable to the Lender and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Lender shall prohibit or request that the Lender refrain from the issuance of letters of credit generally or the issuance of the requested Letter of Credit.

          3.4  Issuance of Letters of Credit.
               -----------------------------

               (a)  Request for Issuance.  The applicable U.S. Borrower shall
                    --------------------
          give the Lender at least five (5) Business Days' prior written notice of any requested issuance of a Letter of Credit under this Agreement; such notice shall be irrevocable and shall specify the stated amount of the Letter of Credit requested, the effective date (which day shall be a Business Day) of issuance of such requested Letter of Credit, the date on which such requested Letter of Credit is to expire (which date shall be a Business Day), the purpose for which such Letter of Credit is to be issued, and the Person for whose benefit the requested Letter of Credit is to be issued.

               (b)  Issuance.  Subject to the terms and conditions of this
                    --------
          Article III, and provided that the applicable conditions set forth in
          -----------
          Article VIII hereof have
          ------------
          been satisfied, the Lender shall, on the requested date, issue a Letter of Credit on behalf of any U.S. Borrower in accordance with the Lender's usual and customary business practices.

               (c)  No Extension or Amendment.  The Lender shall not extend or
                    -------------------------
          amend any Letter of Credit unless the requirements of Section 3.3 and
                                                                -----------
          this Section 3.4 are met as though a new Letter of Credit was being
               -----------
          requested and issued and any amounts due under Section 3.7 are paid.
                                                         -----------

          3.5  Reimbursement Obligations; Duties of the Lender.
               -----------------------------------------------

               (a)  Reimbursement.  Notwithstanding any provisions to the
                    -------------
          contrary in any Letter of Credit Reimbursement Agreement:

                    (i) the U.S. Borrowers shall reimburse the Lender for any drawings under a Letter of Credit issued by it no later than 1:00 p.m. (Chicago time) on the date of such drawing; and

                    (ii) any Reimbursement Obligation with respect to any Letter of Credit shall bear interest from the date of the relevant drawing under the pertinent Letter of Credit until the date paid in full at the interest rate applicable to Base Rate Loans at the time an Event of Default exists.

               (b)  Duties of the Lender.  Any action taken or omitted to be
                    --------------------
          taken by the Lender under or in connection with any Letter of Credit, if taken or omitted in the absence of willful misconduct or recklessness, shall not put the Lender under any resulting liability to any Borrower. In determining whether to pay under any Letter of Credit, the Lender shall have no obligation relative to the U.S. Borrowers other than to confirm that any documents required to have been delivered under such Letter of Credit appear to comply on their face, with the requirements of such Letter of Credit. The Lender shall notify the applicable U.S. Borrower upon the occurrence of a draw under any Letter of Credit.

          3.6  Payment of Reimbursement Obligations.  The U.S. Borrowers agree
               ------------------------------------
     to pay to the Lender the amount of all Reimbursement Obligations, interest and other amounts payable to the Lender under or in connection with any Letter of Credit immediately when due, irrespective of any claim, set-off, defense or other right which the U.S. Borrowers or any of their Subsidiaries may have at any time against the Lender or any other Person.

          3.7  Compensation for Letters of Credit.
               ----------------------------------

               (a)  Letter of Credit Fees.  As a condition precedent to issuing
                    ---------------------
          or extending any Letter of Credit, the U.S. Borrowers shall pay to the Lender a fee (the "L/C Fee") in an amount equal to the Applicable
                             -------
          Margin for Letters of Credit multiplied by the face amount of the Letter of Credit to be issued or extended and then multiplied by a fraction, the numerator of which is the number of days from the issue date (or extension date) of such Letter of Credit through but not including the expiry date (or new expiry date) of such Letter of Credit and the denominator of which shall be 365. In addition, if any Letter of Credit has a period longer than one (1) year or if any Letter of Credit is renewed so that it does not expire until after the first anniversary of its issuance, the U.S. Borrowers shall pay to the Lender on each anniversary of the date such Letter of Credit is issued until such Letter of Credit expires or is terminated, an amount equal to (i) the Applicable Margin for Letters of Credit multiplied by (ii) the face amount of such Letter of
                            -------------
          Credit then outstanding, multiplied by (ii) a fraction, the numerator
                                   -------------
          of which shall be the number of days in the in the succeeding twelve
          (12) month period prior to the stated expiration date of such Letter of Credit, and the denominator of which shall be 365.

               (b)  Increased Capital.  If either (i) the introduction of or any
                    -----------------
          change in or in the interpretation of any law or regulation or (ii) compliance by the Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by it or any corporation controlling it and the Lender determines, on the basis of reasonable allocations, that the amount of such capital is increased by or is based upon its issuance or maintenance of, or commitment to issue, the Letters of Credit then, upon demand by the Lender, the U.S. Borrowers shall immediately pay to Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender therefor. A certificate as to such amounts submitted to the U.S. Borrowers by the Lender shall, in the absence of manifest error, be conclusive and binding for all purposes.

          3.8  Indemnification; Exoneration.
               ----------------------------

               (a)  Indemnification.  In addition to amounts payable as
                    ---------------
          elsewhere provided in this Article III, the U.S. Borrowers hereby
                                     -----------
          agree to protect, indemnify, pay and save the Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which the Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit other than as a result of the Lender's recklessness or willful misconduct, as determined by a court of competent jurisdiction or (ii) the failure of the Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority (all such acts or omissions herein called "Government Acts").
                                   ---------------

               (b)  Assumption of Risk by Borrowers.  As between the U.S.
                    -------------------------------
          Borrowers and the Lender, the U.S. Borrowers assume all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of the Letters of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the Letter of Credit applications, the Lender shall not be responsible absent gross negligence or willful misconduct of the Lender: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of the Lender including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of any of the Lender's rights or powers under this Section
                                                                         -------
          3.8.
          ---

               (c)  Exoneration.  In furtherance and extension and not in
                    -----------
          limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Lender under or in connection with the Letters of Credit or any related certificates, if taken or omitted in Good Faith, shall not put the Lender under any resulting liability to the U.S. Borrowers or relieve the U.S. Borrowers of any of their obligations hereunder to any such Person.


                                  ARTICLE IV.
                            PROPERTIES AND GUARANTY

          4.1  Grant of Security Interest.
               --------------------------

               (a) To secure the prompt, complete, payment and performance of all Obligations, each U.S. Borrower hereby grants to the Lender a continuing security interest in, lien on, assignment of, and right of set off against all of such U.S. Borrower's right, title and interest in any of the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located:

                    (i) all Accounts, Contract Rights, letters of credit, chattel paper, instruments, notes, documents, and documents of title;

                    (ii)   General Intangibles;

                    (iii)  Inventory;

                    (iv)   Equipment;

                    (v) all moneys, investment property, Securities and other property of any kind of such U.S. Borrower (including, without limitation, any sums at any time on deposit in any Collection Account or the U.S. Borrower Concentration Account), provided, that the security interest granted hereunder in the capital stock of SLQ owned by Railroad Group shall be limited as provided in the Amended and Restated Railroad Pledge Agreement;

                    (vi) all of such U.S. Borrower's deposit accounts, credits, and balances with and other claims against the Lender or any of its affiliates or any other financial institution with which such U.S. Borrower maintains deposits (including, without limitation, the U.S. Borrower Concentration Account and the Collection Accounts);

                    (vii) all books, records and other property relating to or referring to any of the foregoing, including, without limitation, all books, records, ledger cards, data processing records, computer software and other property and general intangibles at any time evidencing or relating to any of the foregoing; and

                    (viii) all accessions to, substitutions for and
               replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

          All of the foregoing, together with all other property of the U.S. Borrowers in which the Lender may at any time be granted a Lien to secure the Obligations, is herein collectively referred to as the "Collateral."
           ----------

               (b) All of the Obligations shall be secured by all of the Collateral.

          4.2  Real Property Matters.  As additional security for the
               ---------------------
     Obligations for which it is liable hereunder, each U.S. Borrower agrees from time to time hereafter to execute, deliver and/or cause to be recorded such mortgages, deeds of trust, leasehold mortgages, leasehold deeds of trust and other security documents reasonably requested by the Lender (collectively, the "Real Property Security Documents")
                                       --------------------------------
     relating to all of such Borrower's right, title and interest in all of those easements, rights-of-way, plots, pieces or parcels of land now or hereafter owned, leased or otherwise acquired by such Borrower, the improvements situated thereon and other rights relating thereto (collectively, the "Real Property"). The Real Property Security Documents
                         -------------
     shall be in form and substance reasonably satisfactory to the Lender and grant valid and perfected Liens on the Real Property to the Lender.

          4.3  Perfection and Protection of Security Interest.
               ----------------------------------------------

               (a) The U.S. Borrowers shall, at their expense, perform all steps reasonably requested by the Lender at any time to perfect, maintain, protect, and enforce its Liens in the Collateral including, without limitation: (i) executing and filing financing or continuation statements, and amendments thereof, in form and substance satisfactory to the Lender; (ii) delivering to the Lender the original certificates of title for all motor vehicles of the U.S. Borrowers with the Lender's security interest properly endorsed thereon; (iii) delivering to the Lender the originals of all instruments, documents, and chattel paper, and all other Collateral of which the Lender determines it should have physical possession in order to perfect and protect the Lender's security interest therein, duly endorsed or assigned to the Lender without restriction; (iv) delivering to the Lender warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued; (v) delivering to the Lender all letters of credit on which any U.S. Borrower is named beneficiary; (vi) the filing and recordation with the U.S. Surface Transportation Board of this Agreement (or a memorandum thereof) and any other agreement under which any Person other than the Borrowers shall use any Rolling Stock; and (vii) taking such other steps as are deemed necessary by the Lender to maintain and protect its Liens. To the extent permitted by applicable law, the Lender may file, without any Borrower's signature, one or more financing statements disclosing its Liens. Each U.S. Borrower agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

               (b) If any Collateral is at any time in the possession or control of any warehouseman, bailee or any agent of any of the U.S. Borrowers, then such Borrower shall notify the Lender thereof and shall notify such Person of the Lender's security interest in such Collateral and, upon the Lender's request, instruct such Person to hold all such Collateral for the Lender's account subject to the Lender's instructions. If at any time significant operations of any of the U.S. Borrower's business is operated on or any significant Collateral is located on any premises that are not owned by a U.S. Borrower, then such Borrower shall use Good Faith efforts to obtain, at the request of the Lender, attornment agreements in form and substance satisfactory to the Lender with the owner or lessor of such premises.

               (c) From time to time, each U.S. Borrower shall, upon the Lender's request, execute and deliver confirmatory written instruments pledging to the Lender the Collateral, but any such Borrower's failure to do so shall not affect or limit the Lender's security interest or the Lender's other rights in and to the Collateral. So long as the Working Capital Commitment is in effect or any of the Obligations remain outstanding, the Lender's Liens shall continue in full force and effect in all Collateral.

          4.4  Location of Properties.  Each Borrower represents and warrants to
               ----------------------
     Lender that as of the date hereof:  (a) SCHEDULE 4.4 attached hereto and
                                             ------------
     incorporated herein by this reference is a correct and complete list of such Borrower's chief executive office, head of office, the location of its books and records, the locations of the Properties of such Borrower, and the locations of all of its other places of business; and (b) SCHEDULE 4.4
                                                                   ------------
     attached hereto correctly identifies any of such facilities and locations that are not owned by such Borrower and to the best of such Borrower's knowledge, sets forth the names of the owners and lessors or sublessors of such facilities and locations. Such Borrower covenants and agrees that it will not maintain its Properties at any location other than those listed for it on SCHEDULE 4.4 attached hereto, and it will not otherwise change or
               ------------
     add to any of such locations, unless it gives the Lender at least five (5) days' prior written notice thereof and executes any and all financing statements and other documents that the Lender requests in connection therewith.

          4.5  Title to, Liens on, and Sale and Use of Properties.  Each
               --------------------------------------------------
     Borrower represents and warrants to the Lender and agrees with the Lender that: (a) all the Properties of such Borrower are and will continue to be owned by such Borrower (whether by fee, leasehold, easement, right-of-way or otherwise) free and clear of all Liens whatsoever, except for Permitted Liens; (b) the Lender's Liens on the Properties of such Borrower will not be subject to any Lien which is prior in right of prepayment, other than the obligations to pay taxes with respect to real property (which taxes shall be paid when due); (c) such Borrower will use, store, and maintain its Properties with all reasonable care and will use its Properties for lawful purposes only; (d) upon the Lender's request, Accounts for any material amounts (as determined by the Lender) due from any Governmental Authority shall be duly assigned or hypothecated, as the case may be, to the Lender in full compliance with the Federal Assignment of Claims Act (31 U.S.C.A. (S) 3727 et seq.) or similar statute, if applicable, and (e) such Borrower will not, without the Lender's prior written approval, sell, or dispose of or permit the sale or disposition of any of its Properties, except for sales of Inventory in the ordinary course of business, and Equipment as permitted by Section 4.9; provided, however, that Lender's
                               -----------
     approval of the sale of the non-essential real estate Properties of such Borrower shall not be unreasonably withheld or delayed, and provided that the Net Cash Proceeds thereof are prepaid, if required under Section
                                                                  -------
     2.6(b). The inclusion of proceeds in the Properties of such Borrower
     ------
     subject to the Liens of Lender shall not be deemed to constitute the Lender's consent to any sale or other disposition of such Properties except as expressly permitted herein.

          4.6  Access and Examination; Appraisals.  The Lender may at all
               ----------------------------------
     reasonable times (and at any time when a Default or Event of Default exists) have access to, examine, audit, make extracts from, copy and inspect each Borrower's records, files, and books of account and the Properties of such Borrower, and discuss such Borrower's affairs with such Borrower's officers and management. Each Borrower will deliver to the Lender any instrument necessary for the Lender to obtain records from any service bureau maintaining records for such Borrower. Whenever a Default or Event of Default exists, such Borrower shall, at its expense and upon the Lender's request, provide the Lender with appraisals or updates thereof of any or all of the Properties of such Borrower from an appraiser, and prepared on a basis satisfactory to the Lender.

          4.7  Intentionally Omitted.
               ---------------------

          4.8  Collections and Concentration Account Arrangements.  All
               --------------------------------------------------
     collections of Accounts of the Borrowers and other proceeds of Properties of the Borrowers shall be deposited directly into or maintained in one of the Collection Accounts described on Schedule 4.8 under arrangements
                                          ------------
     established by the Borrowers and acceptable to the Lender. The Collection Accounts shall be maintained on terms acceptable to the Lender, subject to agreements in substantially the form attached hereto and made a part hereof as EXHIBIT H ("Collection Account Agreements") among the applicable
        ---------   -----------------------------
     Borrower, the Lender and the applicable financial institution at which such account is maintained, to the effect that such financial institution shall remit all amounts deposited in the applicable Collection Account, on a daily basis or as the Lender may direct to either the U.S. Borrower Concentration Account in the case of collections of the U.S. Borrowers, or the SLQ Concentration Account in the case of collections of SLQ, as the case may be. At all times during the term of this Agreement and notwithstanding the termination of this Agreement, until all of the Obligations shall have been fully paid and satisfied, each Borrower shall continue to deposit, or cause to be deposited, directly into a Collection Account or the U.S. Borrower Concentration Account or the SLQ Concentration Account, as the case may be, all collections of Accounts and other proceeds of Properties of such Borrower; provided, however that Finance may maintain
                                     --------  -------
     an operating account with First Union Bank of Delaware in Wilmington, Delaware provided that the amount on deposit in such account at no time
              --------
     exceeds $15,000.

          4.9  Equipment.  Each Borrower represents and warrants to the Lender
               ---------
     and agrees with the Lender that all of the Equipment owned or leased by such Borrower is and will be used or held for use in such Borrower's business (which includes the lease of such equipment to third parties from time to time), and is and will be fit for such purposes. Each Borrower will use the Equipment in a careful and proper manner and will comply with and conform to all governmental laws, rules and regulations relating thereto. Without limitation to the foregoing, each Borrower will (i) to the extent applicable to such Borrower, cause all Equipment to be used in compliance with all rules of AAR and FRA and (ii) will not permit any items of Equipment to be used outside the continental United States or Canada. Each Borrower shall keep and maintain its Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof so that the condition and operating efficiency thereof will at all times be maintained and preserved, reasonable wear and tear excepted. Each Borrower will cause such item of Equipment which constitutes Rolling Stock to be maintained in conformance with all rules and regulations of AAR and FRA, to the extent applicable and, if mandated, modified so that it will qualify for unrestricted interchange in the United States or Canada and remain suitable for its intended use. Each Borrower shall promptly inform the Lender of any material additions to or deletions from the Equipment. No Borrower shall permit any Equipment to become a fixture to real property or an accession to other personal property, unless the Lender has a valid and perfected Lien in such real or personal property. Each Borrower will cause each item of Rolling Stock owned by such Borrower to be kept marked and numbered with the identifying mark and number set forth in SCHEDULE 4.9 hereto. No
                                                  ------------
     Borrower will place or permit any such item of Rolling Stock to be placed in operation or exercise any control or dominion over the same until such number shall have been so marked on both sides thereof and will replace or cause to be replaced promptly any such name and words which may be removed, defaced, obliterated or destroyed. No Borrower will change or permit to be changed the identifying mark or number of any item of Rolling Stock unless and until a statement of new mark and/or number or numbers to be substituted therefor shall have been filed, recorded and deposited by such Borrower in all public offices where this Agreement shall have been filed, recorded and deposited. Except for occasional sales of Equipment, the proceeds of which represent the fair market value therefor and do not exceed $100,000 in the aggregate for all the Borrowers during any Fiscal Year, the Borrowers shall not, without the Lender's prior written consent, sell, lease as a lessor, or otherwise dispose of any of the Equipment.

          4.10 Contract Rights.  Each Borrower shall fully perform all of its
               ---------------
     material obligations under each material contract to which it is a party and shall enforce all of its rights and remedies thereunder as it deems appropriate in its business judgment; provided, however, that such Borrower
                                           --------  -------
     shall not take any action or fail to take any action with respect to its Contract Rights which, in such Borrower's business judgment, exercised in Good Faith, would result in a waiver or other loss of any material right or remedy of such Borrower thereunder. Without limiting the generality of the foregoing, such Borrower shall take all action necessary or appropriate to permit, and shall not take any action which would have any material adverse effect upon, the full enforcement of all indemnification rights under its Contract Rights. Except in the ordinary course of business and consistent with past practices, no Borrower shall, without the Lender's prior written consent, modify, amend, supplement, compromise, satisfy, release, or discharge any of its Contract Rights, any collateral securing the same, any Person liable directly or indirectly with respect thereto, or any agreement relating to any of its Contract Rights or the collateral therefor. Each Borrower shall notify the Lender in writing, promptly after such Borrower becomes aware thereof, of any event or fact which could give rise to a claim by it for indemnification under any of its Contract Rights, and shall diligently pursue such right and report to the Lender on all further developments with respect thereto. If an Event of Default exists and the Borrowers have not cured or are unable to cure such Event of Default, then the Lender may directly enforce any material right in any Contract Rights of any of the Borrowers in its own or such Borrower's name and may enter into such settlements or other agreements with respect thereto as the Lender determines. In any suit, proceeding or action brought by the Lender under any Contract Rights for any sum owing thereunder or to enforce any provision thereof, each Borrower shall indemnify and hold the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaims, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by any Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from any Borrower to or in favor of such obligor or its successors. All such obligations of any Borrower shall be and remain enforceable only against such Borrower and shall not be enforceable against the Lender. Notwithstanding any provision hereof to the contrary, each of the Borrowers shall at all times remain liable to observe and perform all of its duties and obligations under its Contract Rights, and the Lender's exercise of any of its rights with respect to the Properties of each Borrower shall not release any Borrower from any of such duties and obligations. The Lender shall not be obligated to perform or fulfill any of a Borrower's duties or obligations under its Contract Rights or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any payment or property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance, any payment of any amounts, or any delivery of any property. Notwithstanding any provision in this Section
                                                                     -------
     4.10 to the contrary, provided no Event of Default has occurred and is
     ----
     continuing, the Lender shall not be permitted to waive or release on behalf of any Borrower any rights that any Borrower may have (whether at law or in equity) against any other party to its Contract Rights.

          4.11 Right to Cure.  The Lender may, in its discretion and at any time
               -------------
     after at least ten (10) days prior written notice, for any Borrower's account and at such Borrower's expense, pay any amount not being disputed by such Borrower in Good Faith or do any act required of such Borrower hereunder or reasonably requested by the Lender to preserve, protect, maintain or enforce the Obligations, the Properties of such Borrower or the Lender's Liens therein, and which such Borrower fails to pay or do, including, without limitation, payment of any judgment against such Borrower, any insurance premium, any warehouse charge, any landlord's claim, and any other Lien upon or with respect to the Properties of such Borrower. All payments that the Lender makes under this Section 4.11 and
                                                             ------------
     all out-of-pocket costs and expenses that the Lender pays or incurs in connection with any action taken by it hereunder shall be payable on demand. Any payment made or other action taken by the Lender under this
     Section 4.11 shall be without prejudice to any right to assert an Event of
     ------------
     Default hereunder and to proceed thereafter as herein provided.

          4.12 Power of Attorney.  Each Borrower hereby appoints the Lender and
               -----------------
     the Lender's designees as such Borrower's attorney, with power to send requests for verification of accounts to customers or account debtors and after an Event of Default has occurred and as long as such Event of Default is continuing: (a) to endorse such

     Borrower's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Lender's possession; (b) to sign such Borrower's name on any invoice, bill of lading, or other document of title relating to any Properties of such Borrower, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records; (c) to notify the post office authorities to change the address for delivery of such Borrower's mail to an address designated by the Lender and to receive, open and dispose of all mail addressed to such Borrower; and (d) to do all things necessary to carry out this Agreement. Each Borrower ratifies and approves all acts of such attorney. Neither the Lender nor the attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law except to the extent of the Lender's gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until this Agreement has been terminated and the Obligations have been fully satisfied.

          4.13 The Lender's Rights, Duties and Liabilities.  Each Borrower
               -------------------------------------------
     assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Properties of such Borrower except for liability resulting from the Lender's or any of its respective attorney's gross negligence or willful misconduct. The Lender and its officers, directors, employees, and agents shall not be liable or responsible in any way for the safekeeping of any of the Properties of such Borrower except to the extent of the Lender's gross negligence or willful misconduct with respect thereto, or for any loss or damage thereto, or for any diminution in the value thereof, or for any act of default of any warehouseman, carrier, forwarding agency or other person whomsoever, all of which shall be at such Borrower's sole risk. The Obligations shall not be affected by any failure of the Lender to take any steps to perfect its Liens or to collect or realize upon the Properties of such Borrower, nor shall loss of or damage to the Properties of such Borrower release any Borrower from any of the Obligations. After the occurrence of and during the continuance of a Default or Event of Default, the Lender may (but shall not be required to), without notice to or consent from any of the Borrowers, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Properties of such Borrower, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of such Borrower for the Obligations or under this Agreement or any other agreement now or hereafter existing between the Lender and such Borrower.

          4.14 The Guaranty.  Subject to Section 4.14(f) hereof, each of the
               ------------              ---------------
     U.S.

     Borrowers hereby unconditionally guarantees the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of the Canadian Term Loan Repayment Obligations (the obligations of each of the U.S. Borrowers under this Section 4.14 referred to in this Loan
                                   ------------
     Agreement as the "Guaranty"). Upon failure by SLQ to pay punctually when due any of the Canadian Term Loan Repayment Obligations, each of the U.S. Borrowers agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the relevant Loan Document, as the case may be. This Guaranty is a guaranty of payment and not of collection. The U.S. Borrowers shall be jointly and severally liable for the Canadian Term Loan Repayment Obligations under this Guaranty.

               (a)  Guaranty Unconditional.  Subject to Section 4.14(f) and
                    ----------------------              ---------------
          Section 12.13, hereof, the obligations of each of the U.S. Borrowers
          -------------
          hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by any of the following, whether occurring before or after receipt by the Lender of notice of termination of this
          Guaranty:

                    (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of SLQ under any of the Loan Documents, by operation of law or otherwise or any obligation of any other guarantor of any of the Canadian Term Loan Repayment Obligations;

                    (ii) any modification or amendment of or supplement to any other Loan Document;

                    (iii) any release, nonperfection or invalidity of any direct or indirect security for any obligation of SLQ under any Loan Document, or any obligations of any other guarantor of any of the Canadian Term Loan Repayment Obligations;

                    (iv) any change in the corporate existence, structure or ownership of SLQ or any other guarantor of any of the Canadian Term Loan Repayment Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting SLQ, or any other guarantor of the Canadian Term Loan Repayment Obligations, or its assets or any resulting release or discharge of any obligation of SLQ, or any other guarantor of any of the Canadian Term Loan Repayment Obligations;

                    (v) the existence of any claim, setoff or other rights which the U.S. Borrowers may have at any time against SLQ, any other guarantor of any of the Canadian Term Loan Repayment Obligations, the Lender or any other Person, whether in connection herewith or any unrelated transactions;

                    (vi) any invalidity or unenforceability relating to or against SLQ, or any other guarantor of any of the Canadian Term Loan Repayment Obligations, for any reason related to the Loan Documents or any provision of applicable law or regulation purporting to prohibit the payment by SLQ, or any other guarantor of the Canadian Term Loan Repayment Obligations, of the principal of or interest or any other amount payable by SLQ under the Loan Documents;

                    (vii) any failure or omission to enforce any right, power or remedy with respect to the Canadian Term Loan Repayment Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Canadian Term Loan Repayment Obligations or any part thereof;

                    (viii) any failure or omission to enforce any right, power or remedy with respect to the Canadian Term Loan Repayment Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Canadian Term Loan Repayment Obligations or any part thereof;

                    (ix) the application of payments received from any source to the payment of indebtedness other than the Canadian Term Loan Repayment Obligations, any part thereof or amounts which are not covered by this Guaranty even though the Lender might lawfully have elected to apply such payments to any part or all of the Canadian Term Loan Repayment Obligations or to amounts which are not covered by this Guaranty; or

                    (x) any other act or omission to act or delay of any kind by SLQ, any other guarantor of the Canadian Term Loan Repayment Obligations, the Lender, or any other person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of any U.S. Borrower's obligations hereunder.

               (b)  Discharge Only Upon Payment In Full: Reinstatement In
                    -----------------------------------------------------
          Certain Circumstances.  The obligations of each of the U.S. Borrowers
          ---------------------
          hereunder shall remain in full force and effect until all Canadian Term Loan Repayment Obligations shall have been paid in full. If at any time any payment of the principal of or interest or any other amount payable by SLQ or any other party on account of the Canadian Term Loan Repayment Obligations is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of SLQ or otherwise, the obligations of each of the U.S.

          Borrowers hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

               (c)  Waivers.  Each of the U.S. Borrowers irrevocably waives
                    -------
          notice of acceptance hereof, presentment, demand, protest, the benefit of any statutes of limitations and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against SLQ, any other guarantor of the Canadian Term Loan Repayment Obligations, any other person or any collateral securing the Canadian Term Loan Repayment Obligations.

               (d)  Subrogation.  Each of the U.S. Borrowers hereby waives and
                    -----------
          agrees not to assert any right, claim or cause of action, including, without limitation, a claim for subrogation, reimbursement, indemnification or otherwise, against SLQ arising out of or by reason of this Guaranty or the obligations hereunder, including, without limitation, the payment or securing or purchasing of any of the Canadian Term Loan Repayment Obligations by any of the U.S. Borrowers unless and until the Canadian Term Loan Repayment Obligations are paid in full.

               (e)  Stay of Acceleration.  If acceleration of the time for
                    --------------------
          payment of any amount payable by SLQ under any of the Loan Documents is stayed upon the insolvency, bankruptcy or reorganization of SLQ, all such amounts otherwise subject to acceleration under the terms of the Loan Documents shall nonetheless be payable by each of the U.S. Borrowers hereunder forthwith on demand by the Lender.

               (f)  Limitation on Canadian Term Loan Repayment Obligations.
                    ------------------------------------------------------

                    (i) It is the intention of each of the U.S. Borrowers and
               the Lender that each U.S. Borrower's obligations under this Guaranty shall be, but not in excess of, as of any date, the greater of the following (such greater amount determined hereunder being the relevant U.S. Borrower's "Maximum Liability"): (i) the aggregate amount of all monies received by the U.S. Borrower from SLQ during the term of this Agreement (whether by loan, capital infusion or other means other than by way of repayment of the SLQ Intercompany Obligations), or (ii) the maximum amount (such amount being the U.S. Borrower's "Alternative Limitation") not subject (but for the provisions of this Section 4.14(f)) to avoidance under the Bankruptcy Code. To
                    ---------------
               that end, but as to the Alternative Limitation of each U.S. Borrower, only to the extent such obligations would otherwise be subject to avoidance under the Bankruptcy Code if such U.S. Borrower is not deemed to have received valuable consideration, fair value or reasonably equivalent value for its obligations under this Guaranty, such U.S. Borrower's obligations hereunder shall be reduced to that amount which, after giving effect thereto, would not render such U.S. Borrower insolvent, or leave such U.S. Borrower with an unreasonably small capital to conduct its business, or cause such U.S. Borrower to have incurred debts (or intended to have incurred debts) beyond its ability to pay such debts as they mature, at the time such obligations are deemed to have been incurred under the Bankruptcy Code. As used herein, the terms "insolvent" and "unreasonably small capital" shall likewise be determined in accordance with the Bankruptcy Code. This Section
                                                                       -------
               4.14(f) with respect to the Alternative Limitation of such U.S.
               -------
               Borrower is intended solely to preserve the rights of the Lender hereunder to the maximum extent not subject to avoidance under the Bankruptcy Code, and none of the U.S. Borrowers nor any other person or entity shall have any right or claim under this Section
                                                                         -------
               4.14(f) with respect to the Alternative Limitation, except to the
               -------
               extent necessary so that the obligations of the U.S. Borrowers hereunder shall not be rendered voidable under the Bankruptcy Code.

                    (ii) Each of the U.S. Borrowers agrees that the Canadian Term Loan Repayment Obligations may at any time and from time to time exceed the Maximum Liability of each U.S. Borrower, and may exceed the aggregate Maximum Liability of the other U.S. Borrowers, without impairing this Guaranty or affecting the rights and remedies of the Lender hereunder. Nothing in this
               Section 4.14(f) shall be construed to increase any U.S.
               ---------------
               Borrower's obligations hereunder beyond its Maximum Liability.

                    (iii) Nothing in this Section 4.14(f) shall affect any U.S.
                                           ---------------
               Borrower's joint and several liability for the entire amount of the Canadian Term Loan Repayment Obligations (up to such U.S. Borrower's Maximum Liability). Each of the U.S. Borrowers covenants and agrees that its right to receive any contribution under this Guaranty from any non-paying U.S. Borrower shall be subordinate and junior in right of payment to all the Canadian Term Loan Repayment Obligations.

               (g)  Right of Setoff.  Without limiting the rights of the Lender
                    ---------------
          under applicable law, each U.S. Borrower authorizes the Lender to apply or offset any sums standing to the credit of such U.S. Borrower with any office, branch, subsidiary or affiliate of the Lender to the payment when due of any amount owing by the U.S. Borrowers under this Guaranty.

                                    ARTICLE
                              BOOKS AND RECORDS;
                        FINANCIAL INFORMATION; NOTICES

          5.1  Books and Records.  Each Borrower shall maintain, at all times,
               -----------------
     correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in a manner necessary to insure that the audited financial statements required to be delivered pursuant to Section 5.2(a) shall be prepared in accordance with GAAP,
                 --------------
     consistently applied and in accordance with the accounting rules of the AAR as they relate to the settlement of interline accounts. Each Borrower shall, by means of appropriate entries, reflect in such accounts and in all financial statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of its Property and bad debts, all in accordance with GAAP. Each Borrower shall maintain at all times books and records pertaining to the Properties of such Borrower in such detail, form and scope as the Lender shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts; and (b) all other dealings affecting the Properties of such Borrower.

          5.2  Financial Information.  Each Borrower shall promptly furnish to
               ---------------------
     the Lender all such financial information as the Lender shall reasonably request, and notify its auditors and accountants that the Lender is authorized to obtain such information directly from them. Without limiting the foregoing, the Borrowers will furnish to the Lender, in such detail as the Lender shall request, the following:

               (a)  As soon as available, but in any event not later than ninety
          (90) days after the close of each Fiscal Year, a copy of the unaudited consolidating and the audited consolidated balance sheets, related statements of income and operations, shareholders' equity (only for consolidated statements) and cash flows for Emons and its consolidated Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year and the budgeted figures for the current Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of Emons and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be examined in accordance with generally accepted auditing standards by and accompanied by a report thereon unqualified as to scope of independent certified public accountants selected by Emons and reasonably satisfactory to the Lender.

               (b) As soon as available, but in any event not later than forty-five (45) days after the close of each fiscal quarter other than the fourth quarter of a Fiscal Year, a copy of the unaudited consolidating and consolidated balance sheets of Emons and its consolidated Subsidiaries as at the end of such quarter, and the related consolidating and consolidated statements of income and operations, and cash flows for Emons and its consolidated Subsidiaries for the last month of such quarter and for the period from the beginning of the Fiscal Year to the end of such quarter, together with the accompanying notes thereto, all in reasonable detail, setting forth in each case in comparative form the budgeted figures for the current Fiscal Year, fairly presenting the financial position and results of operation of Emons and its consolidated Subsidiaries as at the date thereof and for such periods, prepared in accordance with GAAP. Such statements shall be certified to be correct by the chief financial or accounting officer of each Borrower, subject to normal year-end adjustments.

                         (c) As soon as available, but in any event not later than thirty (30) days after the end of each month except the last month of each fiscal quarter, consolidated and consolidating unaudited balance sheets of Emons and its consolidated Subsidiaries as at the end of such month, and consolidated and consolidating unaudited statements of income and expenses for Emons and its consolidated Subsidiaries for such month and for the period from the beginning of the Fiscal Year to the end of such month, all in reasonable detail, setting forth in each case in comparative form figures the budgeted figures for the current Fiscal Year, fairly presenting the financial position and results of operation of Emons and its consolidated Subsidiaries as at the date thereof and for such periods, and prepared in accordance with GAAP. Such statements shall be certified to be correct by the chief financial or accounting officer of each Borrower, subject to normal year-end adjustments.

                         (d)  With each of the audited financial statements
                  delivered pursuant to Section 5.2(a), a certificate of the
                                        --------------
                  independent certified public accountants that examined such statement to the effect that they have reviewed and are familiar with this Agreement and that, in examining such financial statements, they did not become aware of any fact or condition which then constituted a Default or Event of Default, except for those, if any, described in reasonable detail in such certificate.

                         (e) With each of the audited financial statements delivered pursuant to 5.2(a) and the unaudited financial statements delivered pursuant to Section 5.2(b), a certificate
                                                   --------------
                  of the chief executive or chief financial officer of each Borrower (i) setting forth in reasonable detail the calculations required to establish that such Borrower was in compliance with its covenants set forth in Sections 7.21,
                                                             -------------
                  Section 7.23, Section 7.24, Section 7.25 and Section 7.28
                  ------------  ------------  ------------     ------------
                  during the period covered in such financial statements and as at the end thereof, and (ii) stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of such Borrower contained in this Agreement and the other Loan Documents are correct and complete as at the date of such certificate as if made at such time, (B) such Borrower is, at the date of such certificate, in compliance with all of its covenants and agreements in this Agreement and the other Loan Documents, and (C) no Default or Event of Default then exists or existed during the period covered by such financial statements. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action such Borrower has taken or proposes to take with respect thereto.

                         (f) No sooner than sixty (60) days prior to the beginning of each Fiscal Year and no later than thirty (30) days after the commencement of such Fiscal Year, consolidated and consolidating projected balance sheets, statements of income and expense, and statements of cash flow for each Borrower as at the end of and for each month of such Fiscal Year.

                         (g) Within forty-five (45) days after the end of each fiscal quarter, a report of the Capital Expenditures of each Borrower for the Fiscal Year to date ending with such quarter.

                         (h) Promptly after the filing thereof, copies of any all proxy statements, financial statements, materials or reports (including, without limitation, Forms 10K, 10Q and 8K) which any Borrower files with the SEC or makes available to its stockholders.

                         (i) Within thirty (30) days after the end of each month, a Borrowing Base Certificate and an accounts receivable aging report as of the end of such month.

                         (j) Such additional information as the Lender may from time to time reasonably request regarding the financial and business affairs of any Borrower or any Subsidiary, including, without limitation, projections of future operations on both a consolidated and consolidating basis.

                  5.3    Notices to the Lender. Each of the Borrowers shall
                         ---------------------
         notify the Lender in writing of the following matters at the following times:

                         (a) Immediately after becoming aware thereof, any Default or Event of Default.

                         (b) Immediately after becoming aware thereof, the assertion by a holder or holders of Debt in an outstanding principal amount in excess of $100,000 in the aggregate at any one time that a default exists with respect thereto or that any Borrower is not in compliance with the terms thereof, or the threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance.

                         (c) Immediately after becoming aware thereof, any material adverse change in any Borrower's Property, business, operations, or condition (financial or otherwise) or any material and continuing decrease in the Borrowers' Accounts.

                         (d) Immediately after becoming aware thereof, any pending or threatened action, suit, proceeding, or counterclaim by any Person, or any pending or threatened investigation by a Governmental Authority, which may materially and adversely affect the Properties of such Borrower, the repayment of the Obligations, the Lender's rights under the Loan Documents, or any Borrower's Property, business, operations, or condition (financial or otherwise); provided, however, the Borrowers shall not be required to
                  --------  -------
                  notify the Lender of actions or proceedings filed against Industries involving damages from the ingestion of diethylstilbestrol ("DES"), but will deliver a status report with each statement delivered pursuant to Section 5.2(a) and
                  Section 5.2(b) setting forth the number of pending DES claims at such time and the availability of insurance coverage for such claims.

                         (e) Immediately after becoming aware thereof, any pending or threatened strike, work stoppage, material unfair labor practice claim, or other material labor dispute affecting any Borrower or any Subsidiary.

                         (f) Immediately after becoming aware thereof, any violation of any law, statute, regulation, or ordinance of Governmental Authority applicable to any Borrower, any Subsidiary, or their respective properties which may materially and adversely affect the Properties of such Borrower, the repayment of the Obligations, the Lender's rights under the Loan Documents, or any Borrower's Property, business, operations, or condition (financial or otherwise).

                         (g) Immediately after becoming aware thereof, any violation by any Borrower or any Subsidiary of any Environmental Law or, immediately upon its receipt thereof, any notice that any Borrower or any Subsidiary receives asserting that such Borrower or any Subsidiary is or may be
                  (i) liable to any Person as a result of the Release or threatened Release of any Contaminant into the environment;
                  (ii) subject to investigation by a Governmental Authority evaluating whether any Remedial Action is needed to respond to the Release or threatened Release of any Contaminant into the environment; (iii) subject to any judicial or administrative proceeding alleging a violation of any Environmental Law; (iv) subject to any new or proposed changes to any health or safety law or any Environmental Law that could have a material adverse effect on the operations of such Borrower; (v) in violation of any Environmental Law or health and safety law; or (vi) that its compliance with any health or safety law or Environmental Law is being investigated.

                         (h) Any change in any Borrower's name, state of incorporation, or form of organization, at least ten (10) days prior thereto.

                         (i) Any Termination Event with respect to a Plan within fifteen (15) days after any Borrower knows or has reason to know thereof, and any other Reportable Event, within forty (40) days after any Borrower knows or has reason to know thereof, in each case accompanied by any materials required to be filed with the PBGC with respect thereto; immediately after the receipt by any Borrower or any ERISA Affiliate of any notice concerning the imposition of any withdrawal liability under Title IV of ERISA with respect to a Benefit Plan or a Multiemployer Plan; within ten (10) days after any Borrower or any ERISA Affiliate fails to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment, a notification of such failure; the establishment of any Plan not existing at the Closing Date, or any increase in the benefits of any existing Plan or the commencement of contributions by any Borrower to any Plan to which such Borrower was not contributing at the Closing Date, within fifty-five (55) days after the end of the fiscal quarter in which such event occurs; within fifteen (15) days after any Borrower or an ERISA Affiliate knows or has reason to know (i) a Multiemployer Plan has been terminated, (ii) the administration or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan or (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan; within forty-five
                  (45) days after any Borrower or an ERISA Affiliate knows or has reason to know that a prohibited transaction (defined in Section 406 of ERISA and Section 4975 of the Code) has occurred; immediately after filing with the IRS a funding waiver request for any Plan, in each case accompanied by a copy of such request and, subsequent thereto, copies of all communications received by any Borrower or an ERISA Affiliate with respect to such request; or immediately after becoming aware thereof, any other event or condition regarding a Plan or any Borrower's or an ERISA Affiliate's compliance with ERISA which may materially and adversely affect any Borrower's Property, business, operation, or condition (financial or otherwise).

                         (j) Any derailment or accident involving any of the Borrowers' Property resulting in property damage or liability in excess of $100,000.

         Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action that the Borrowers have taken or propose to take with respect thereto.


                                  ARTICLE VI.
                    GENERAL WARRANTIES AND REPRESENTATIONS

         Each Borrower warrants and represents to Lender that all of such Borrower's representations and warranties contained in this Agreement and the other Loan Documents are true at the time of the Borrowers' execution of this Agreement, and shall survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or related hereto. Each request for a Loan or a Letter of Credit hereunder shall constitute a representation and warranty by each Borrower, with the same effect as a certificate delivered by such Borrower in writing, that all of the representations and warranties made herein (other than representations and warranties which expressly speak as of a certain date), are true and correct in all respects. Each Borrower, only with respect to such Borrower, warrants and represents to Lender that:

                  6.1    Authorization, Validity, and Enforceability of this
                         ---------------------------------------------------
         Agreement and the Loan Documents. Such Borrower has the corporate power
         --------------------------------
         and authority to execute, deliver and perform this Agreement and the other Loan Documents, to incur the Obligations, and to grant to the Lender, Liens upon, and security interests in, the Properties of such Borrower. Such Borrower has taken all necessary corporate action (including, without limitation, obtaining approval of its stockholders, if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents. No consent, approval, or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with such Borrower's execution, delivery, and performance of this Agreement and the other Loan Documents, except for those already duly obtained. Each of this Agreement and the other Loan Documents has been duly executed and delivered by such Borrower, and constitutes the legal, valid and binding obligation of such Borrower, enforceable against it in accordance with its terms. Such Borrower's execution, delivery, and performance of this Agreement and the other Loan Documents do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the Property of such Borrower or any of its Subsidiaries by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which such Borrower or any of its Subsidiaries is a party or which is binding upon it or its Property, (b) any judgment, law, statute, rule or governmental regulation applicable to such Borrower or any of its Subsidiaries, or
         (c) the Certificate of Incorporation or By-laws of such Borrower or any of its Subsidiaries.

                  6.2    Validity and Priority of Security Interest. To the best
                         ------------------------------------------
         of such Borrower's knowledge, the provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Properties of such Borrower in the Lender's favor, and upon filing of the financing statements, mortgages and deeds of hypothec referenced on the closing list with the appropriate filing offices and the delivery of the "Pledged Shares" to the Lender as contemplated by the Pledge Agreements, such Liens constitute perfected and continuing Liens on all the Properties of such Borrower, having priority over all other Liens on the Properties of such Borrower except for Permitted Liens, and enforceable against such Borrower and all third parties; provided however, that the Lender's Lien on the Capital Stock of SLQ which is owned by Railroad Group, shall be limited to extent set forth in the Amended and Restated Railroad Pledge Agreement.

                  6.3    Organization and Qualification. As of the date hereof,
                         ------------------------------
         except as set forth on Schedule 6.5, such Borrower (a) is duly incorporated and organized and validly existing in good standing under the laws of the jurisdiction of its incorporation, (b) is qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the failure of such Borrower to qualify to do business would have a material adverse effect on such Borrower's ability to collect its Accounts or otherwise conduct its business or own or lease Property in such jurisdiction, and (c) has all requisite power and authority to conduct its business and to own its Property.

                  6.4    Corporate Name; Prior Transactions. Such Borrower has
                         ----------------------------------
         not during the past five (5) years prior to the Closing Date, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business, except as set forth on
         SCHEDULE 6.4 attached hereto and incorporated herein by this reference.
         ------------

                  6.5    Subsidiaries and Affiliates. SCHEDULE 6.5 attached
                         ---------------------------  ------------
         hereto and incorporated herein by this reference is as of the date hereof, a correct and complete list of the name and relationship to such Borrower of each and all of such Borrower's Subsidiaries and other Affiliates.

                  6.6    Financial Statements. Emons, on behalf of the
                         --------------------
         Borrowers, has delivered to the Lender audited balance sheets and the related statements of income and operations, shareholders equity and cash flow for the Fiscal Year ended June 30, 1998 and the unaudited balance sheets and the related statements of income and operations, shareholders equity and cash flow for the Fiscal Year to date period ended September 30, 1998 for Emons and its consolidated Subsidiaries. All such financial statements have been prepared in accordance with GAAP and present accurately and fairly in all material respects each of such entities' financial position as at the dates thereof and its results of operations for the periods then ended. Since June 30, 1998, there has been no event or circumstance which is likely to have a material adverse affect on the financial condition or operations of the businesses of such entities.

                  6.7    Capitalization. As of the date hereof, to the best of
                         --------------
         such Borrower's knowledge, based solely on a review of copies of reports on Schedule 13D which have been delivered to Emons, no shareholder of Emons owns more than five percent (5%) of the issued and outstanding shares of stock in Emons except as set forth on SCHEDULE
                                                                     --------
         6.7 attached hereto and incorporated herein by this reference. As of
         ---
         the date hereof, each of the Borrower's authorized capital stock and the number of shares validly issued and outstanding are set forth on
         SCHEDULE 6.7 attached hereto and such issued shares are all fully paid
         ------------
         and non-assessable, and all of the outstanding stock of Industries, MPA, Finance, Logistics, MIT and Railroad Group are owned beneficially and of record by Emons and all of the outstanding capital stock of YKR, SLR, Penn Eastern and SLQ is owned beneficially and of record by Railroad Group.

                  6.8    Debt. Except for Loans under the A Term Loan Facility
                         ----
         and the Working Capital Facility, and after giving effect to the making of the B Term Loan and the Canadian Term Loan to be made on the Closing Date, such Borrower has no Debt, except (a) the Obligations, (b) Debt set forth on SCHEDULE 6.8 attached
                                                           ------------
         hereto, (c) trade payables and other contractual obligations arising in the ordinary course of business and (d) Debt permitted under Section 7.13.

                  6.9    Real Property; Leases. As of the date hereof, SCHEDULE
                         ---------------------                         --------
         6.9 attached hereto and incorporated herein by this reference sets
         ---
         forth a correct and complete list of all real property owned by such Borrower (whether by fee, leasehold easement, right-of-way or otherwise), all leases and subleases of real or personal property by such Borrower as lessee or sublessee, and all leases and subleases of real or personal property by such Borrower as lessor or sublessor, in each case where such property is necessary or useful in any material respect in the conduct of such Borrower's business. To the best of such Borrower's knowledge, each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease which is material to the business or operations of such Borrower exists.

                  6.10   Proprietary Rights. As of the date hereof, SCHEDULE
                         ------------------                         --------
         6.10 attached hereto and incorporated herein by this reference sets
         ----
         forth a correct and complete list of all of the Proprietary Rights. None of such Proprietary Rights is subject to any licensing agreement or similar arrangement except as set forth on SCHEDULE 6.10 attached
                                                       -------------
         hereto. To the best of such Borrower's knowledge, none of the Proprietary Rights infringes on or conflicts with any other Person's property, and no other Person's property infringes on or conflicts with the Proprietary Rights.

                  6.11   Trade Names and Terms of Sale. As of the date hereof,
                         -----------------------------
         all trade names or styles under which such Borrower will create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on SCHEDULE 6.11 attached hereto and incorporated
                                -------------
         herein by this reference.

                  6.12   Litigation. Except as set forth on SCHEDULE 6.12
                         ----------                         -------------
         attached hereto and incorporated herein by this reference, there is no pending or (to the best of such Borrower's knowledge) threatened, action, suit, proceeding, or counterclaim by any Person, or investigation by any Governmental Authority, or any basis for any of the foregoing, which may materially and adversely affect any material portion of the Properties of such Borrower, the repayment of the Obligations, the Lender's rights under the Loan Documents, or the Borrowers' Property, business, operations, or condition (financial or otherwise), taken as a whole.

                  6.13   Restrictive Agreements. Such Borrower is not a party to
                         ----------------------
         any contract or agreement, and is not subject to any charter or other corporate restriction, which affects its ability to execute, deliver, and perform its obligations under the Loan Documents and repay the Obligations or which materially and adversely affects or, insofar as such Borrower can reasonably foresee, could materially and adversely affect, such Borrower's Property, business, operations, or condition (financial or otherwise), or would in any respect materially and adversely affect the Properties of such Borrower, the repayment of the Obligations, the Lender's rights under the Loan Documents, or such Borrower's Property, business, operations, or condition (financial or otherwise), taken as a whole.

                  6.14   Labor Disputes. As of the date hereof, except as set
                         --------------
         forth on SCHEDULE 6.14, there is no collective bargaining agreement or
                  --------------
         other labor contract covering employees of such Borrower or any of its Subsidiaries; no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement and, to the best of such Borrower's knowledge, no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of such Borrower or any of its Subsidiaries or for any similar purpose. There is no pending or (to the best of such Borrower's knowledge) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting such Borrower, or any of its Subsidiaries or their respective employees.

                  6.15   Environmental, Health and Safety Laws. Except as
                         -------------------------------------
         disclosed on SCHEDULE 6.15 attached hereto and incorporated herein by
                      -------------
         this reference, (a) the operations of such Borrower comply in all material respects with all applicable Environmental Laws and health and safety requirements of law; (b) such Borrower has obtained all environmental, health and safety permits necessary for its operation, and all such permits are in good standing and such Borrower is in compliance with all terms and conditions of such permits; (c) neither such Borrower nor any of its present Property or operations, or to the best of such Borrower's knowledge, its past Property or operations, are subject to any order from or agreement with any Governmental Authority or private party respecting (i) any Environmental Laws or any health or safety requirements of law, (ii) any Remedial Action or (iii) liabilities and costs arising from the Release or threatened Release of a Contaminant into the environment; (d) none of the operations of such Borrower is subject to any judicial or administrative proceeding alleging a violation of any Environmental Laws or any health or safety requirement of law; (e) none of the present or, to the best of the Borrower's knowledge, past operations of such Borrower's predecessor in interest is the subject of any investigation by any Governmental Authority evaluating whether any Remedial Action is needed to respond to a Release or threatened Release of a Contaminant into the environment; (f) such Borrower has not filed any notice under any requirement of law indicating past or present treatment, storage or disposal of a hazardous waste, as that term is defined under 40 CFR
         Part 261 or any state equivalent; (g) such Borrower has not filed any notice under any applicable requirement of law reporting a Release of a Contaminant into the environment; (h) to the best of such Borrower's knowledge, there is not now, nor has there ever been on or in such Borrower's Property (i) any generation, treatment, recycling, storage or disposal of any hazardous waste, as that term is defined under 40 CFR Part 281 or any federal, State, or provincial equivalent, (ii) any underground storage tanks or surface impoundments, (iii) any asbestos-containing material, (iv) any polychlorinated biphenyls (PCB) used in hydraulic oils, electrical transformers or other equipment; (i) such Borrower has not entered into any negotiations or agreements with any Person (including, without limitation, the prior owner of such Borrower's Property) relating to any

         Remedial Action or environmentally related claim; (j) such Borrower has not received any notice or claim to the effect that it is or may be liable to any Person as a result of the Release or threatened Release of a Contaminant into the environment; (k) such Borrower has no material contingent liability in connection with any Release or threatened Release of any Contaminants into the environment; (l) to the best of such Borrower's knowledge, no Environmental Lien has attached to any Property of such Borrower; (m) to the best of such Borrower's knowledge, such Property does not contain any asbestos-containing material; and (n) none of the products that such Borrower manufactures, distributes or sells, or, to the best of its knowledge, has ever had manufactured, distributed or sold, contains asbestos-containing material.

               6.16 No Violation of Law. Such Borrower is not in violation of
                    -------------------
         any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation would in any respect materially and adversely affect the Properties of such Borrower, the repayment of the Obligations, the Lender's rights under the Loan Documents, or such Borrower's Property, business, operations, or condition (financial or otherwise), taken as a whole.

               6.17 No Default.  Such Borrower is not in default with respect
                    ----------
         to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which such Borrower is a party or by which it is bound, which default would materially and adversely affect the Properties of such Borrower, the repayment of the Obligations, any Lender's rights under the Loan Documents, or such Borrower's Property, business, operations, or condition (financial or otherwise), taken as a whole.

               6.18 ERISA.
                    -----

                    (a) Neither such Borrower nor any of its ERISA Affiliates has or contributes to any Plan other than those listed on
               SCHEDULE 6.18 attached hereto and incorporated herein by this
               -------------
               reference.

                    (b)  Except as provided on SCHEDULE 6.18 attached hereto,
                                               -------------
               none of such Borrower's Benefit Plans has been terminated or partially terminated or is insolvent or in reorganization, nor have any proceedings been instituted to terminate or reorganize any Plan.

                    (c) Neither such Borrower nor any of its ERISA Affiliates has withdrawn from any Multiemployer Plan in a complete or partial withdrawal, nor has a condition occurred which if continued would result in a complete or partial withdrawal.

                    (d) Neither such Borrower nor any of its ERISA Affiliates has incurred any withdrawal liability, including contingent withdrawal liability, to any Benefit Plan pursuant to Title IV of ERISA as of December 31, 1997.

                    (e) Neither such Borrower nor any of its ERISA Affiliate has any liability to the PBGC other than for required insurance premiums which have been paid when due.

                    (f) No Reportable Event has occurred with respect to a Benefit Plan.

                    (g) No Benefit Plan has an "accumulated funding deficiency" (whether or not waived) as defined in Section 302 of ERISA or in
               Section 412 of the Code.

                    (h)  Except as provided on SCHEDULE 6.18 attached hereto, to
                                               -------------
               the best of such Borrower's knowledge each Plan is in substantial compliance with ERISA, and neither any Borrower nor any of its ERISA Affiliates has received any notice asserting that a Plan is not in compliance with ERISA.

                    (i)  Except as provided on SCHEDULE 6.18 attached hereto,
                                               -------------
               each Plan which is intended to be a qualified Plan has been determined by the IRS to be qualified under Section 401(a) of the Code as currently in effect and neither such Borrower nor any of its ERISA Affiliates knows or has reason to know why each such plan should not continue to be so qualified, and each trust related to such Plan has been determined to be exempt from federal income tax under Section 501(a) of the Code.

                    (j)  Except as provided on SCHEDULE 6.18 attached hereto,
                                               -------------
               neither such Borrower nor any of its ERISA Affiliates maintains or contributes to any employer welfare benefit plan within the meaning of Section 3(1) of ERISA which provides lifetime benefits to retirees.

                    (k) Neither such Borrower nor any of its ERISA Affiliates has failed to make a required installment under subsection (m) of
               Section 412 of the Code or any other payment required under
               Section 412 of the Code on or before the due date for such installment or other payment.

                    (l) Neither such Borrower nor any of its ERISA Affiliates is required to provide security to a Benefit Plan under Section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the plan year.

                    (m) To the best of Borrower's knowledge, neither such Borrower, nor any of its ERISA Affiliates, nor any other "party-in-interest" or "disqualified person" has engaged in a "prohibited transaction," as such terms are defined in Section 4975 of the Code and Section 406 of ERISA, in connection with any Plan or any other employee benefit plan to which the Borrower or any of its ERISA Affiliates is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA or has taken or failed to take any action which would constitute or result in a Termination Event.

                    (n) To the best of Borrower's knowledge, neither such Borrower nor any of its ERISA Affiliates has failed to comply with the health care continuation coverage requirements of
               Section 4980B of the Code in respect of employees and former employees of such Borrower or such ERISA Affiliate and their dependant and beneficiaries which alone or in the aggregate would subject such Borrower or such ERISA Affiliate to any material liability.

                    (o) To the best knowledge of such Borrower or any of its ERISA Affiliates after due inquiry, the consummation of the transactions contemplated by the Acquisition shall not result in any liability to any Borrower or any ERISA Affiliates under any employment-related agreement, contract or arrangement, whether written or oral, including without limitation, any severance pay agreement. The liability of any Borrower or any of its ERISA Affiliates to make payments to any employee on account of termination of employment under individual employment or severance agreements does not in the aggregate give rise to any material liability to the Borrower or such ERISA Affiliate.

               6.19 Taxes. Except as set forth on SCHEDULE 6.19, such Borrower
                    -----                         -------------
         has filed all tax returns and other reports which it was required by law to file on or prior to the date hereof and has paid all taxes assessments, fees, and other governmental charges, and penalties and interest, if any, against it or its Property, income, or franchise, that are due and payable except where the failure to do so could not, individually or in the aggregate, have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of such Borrower.

               6.20 Investment Act. Such Borrower is not an "investment company"
                    --------------
         nor an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. ss. 80(a)(l), et seq.). The making of Loans under the A Term Loan Facility, the B Term Loan Facility, the Canadian Term Loan Facility or the Working Capital Facility, and other financial accommodations hereunder by the Lender, the application of the proceeds and repayment thereof by the Borrowers and the consummation of the other transactions contemplated by this Agreement and the Loan Documents do not violate any provisions of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

               6.21 Margin Securities. Such Borrower does not own any "margin
                    -----------------
         security" (as that term is defined in Regulations U and X) and the proceeds of Loans under the A Term Loan Facility, the B Term Loan Facility, the Canadian Term Loan Facility and the Working Capital Facility, and the other financial accommodations made pursuant to this Agreement will be used only for the purposes contemplated hereunder. None of the transactions contemplated by this Agreement, or the Loan Documents will violate Regulations U or X. None of the Loans under the A Term Loan Facility, the B Term Loan Facility, the Canadian Term Loan Facility or the Working Capital Facility or the other financial accommodations hereunder have been or will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any Debt or other Person's indebtedness which was originally incurred to purchase or carry any margin security, or for any other purpose which might cause any such loan or other financial accommodation to be considered a "purpose credit" within the meaning of Regulation U or X. Such Borrower will neither take nor permit any agent acting on its behalf to take any action which might cause any transaction, obligation or right created by this Agreement, or any document or instrument delivered pursuant hereto, to violate any regulation of the Federal Reserve Board.

               6.22 Benefit. Each of the Borrowers will benefit, directly or
                    -------
         indirectly, from the Credit Facilities as a result of the synergistic operations of their respective businesses.

               6.23 Industries Corporate Separateness. Since August 1, 1992, and
                    ---------------------------------
         to the best knowledge of such Borrower prior to that date, there have been no transfers of property or property rights (including money) by Industries to, or to Industries by, any of the other Borrowers without adequate consideration and the observance of "corporate formalities" other than the distribution by Industries of dividends to Emons in accordance with applicable corporate law and, after giving effect thereto, Industries retained sufficient capital for its operations and to pay known liabilities. "Corporate formalities" as used herein, with respect to any transaction, includes the adoption of appropriate authorizing resolutions, evidencing such transaction by customary documentation, executed and delivered by duly authorized officers, and compliance with the terms and conditions set forth in such documentation. Industries has not and does not commingle its assets, liabilities or business functions with those of the other Borrowers. Industries has at all times maintained separate accounting and corporate records and has had regular board of director meetings and shareholder meetings as contemplated by its Articles of Incorporation and By-laws. Industries now holds (and has held at all times) itself out as a separate corporation and not as a division of any other Borrower, nor has Industries represented or conducted its affairs at any time in a manner which would cause other Persons to believe that any other Borrower is part of or a division of Industries. Industries maintains bank accounts separate and apart from the other Borrowers and is billed for and pays its own expenses or pays its pro rata share of common expenses on a fair and equitable allocation basis. To the extent Industries is included in the consolidated financial statements of Emons and the other Borrowers, the existence and ownership of Industries has been adequately disclosed in footnotes.

               6.24 Disclosure. Neither this Agreement nor any document or
                    ----------
         statement furnished to the Lender by or on behalf of any Borrower or in contemplation of this Agreement or in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not materially misleading.

                                 ARTICLE VII.
                      AFFIRMATIVE AND NEGATIVE COVENANTS

     Each U.S. Borrower covenants that, so long as any of the Obligations remain outstanding or the Working Capital Commitment is in effect, and SLQ covenants that so long as any of the obligations under the Canadian Term Loan Repayment Obligations remain outstanding unless the Lender shall otherwise consent in writing:

          7.1  Taxes and Other Obligations. Such Borrower shall, and shall cause
               ---------------------------
     each of its Subsidiaries to (a) file when due all tax returns and other reports which it is required to file (taking into account any allowed extensions), (b) pay, or provide for the payment, when due, of all taxes, fees, assessments and other governmental charges against it or upon its Property, income and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to the Lender, upon request, satisfactory evidence of its timely compliance with the foregoing and (c) pay when due all claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, and all other indebtedness owed by it and perform and discharge in a timely manner all other obligations undertaken by it; provided, however,
                                                             --------  -------
     that such Borrower and its Subsidiaries need not pay any tax, fee, assessment, governmental charge, or Debt, or discharge any other obligation, that any of them is contesting in Good Faith by appropriate proceedings diligently pursued, and for which adequate reserves are maintained, so long as no Lien, other than a Permitted Lien, results from such non-payment.

          7.2  Corporate Existence and Good Standing. Such Borrower shall, and
               -------------------------------------
     shall cause each of its Subsidiaries to, maintain its corporate existence and its qualification and good standing in all jurisdictions necessary to conduct its business and own its Property, and shall obtain and maintain all licenses, permits, franchises and governmental authorizations necessary to conduct its business and own its Property.

          7.3  Compliance with Law and Agreements. Such Borrower shall, and
               ----------------------------------
     shall cause each of its Subsidiaries to, comply with the terms and provisions of each judgment, law, statute, rule, and governmental regulation applicable to it and each contract, mortgage, lien, lease, indenture, order, instrument, agreement, or document to which it is a party or by which it is bound, the failure to comply with which, whether considered individually or when aggregated with all other failures, is likely to have a material adverse effect on the ability of such Borrower to perform its obligations under this Agreement, or on the business, operations, properties or condition (financial or otherwise) of such Borrower, taken as a whole; provided, however, that such Borrower shall
                                 --------  -------
     have the right to contest the imposition of such laws, rules, regulations, court orders, decrees and governmental agency orders if such contest is made in Good Faith and diligently pursued by proper proceedings, adequate reserves with respect thereto have been established in accordance with GAAP, and such contest could not reasonably be expected to have a material adverse affect on the ability of such Borrower to perform its obligations under this Agreement, or the business, operations, properties or condition (financial or otherwise) of such Borrower, taken as a whole.

          7.4  Maintenance of Property. Such Borrower shall, and shall cause
               -----------------------
     each of its Subsidiaries to, maintain all of its Property necessary and useful in its business in good operating condition and repair, ordinary wear and tear excepted.

          7.5  Insurance.
               ---------

               (a) Such Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance against loss or damage by fire with extended coverage; public liability and third party property damage; and such other hazards or of such other types as is customary for Persons engaged in the same or similar business, as the Lender shall reasonably specify, in amounts, and under policies reasonably acceptable to the Lender.

               (b) Such Borrower shall cause the Lender to be named in each such policy as secured party or mortgagee and lender's loss payee or additional insured, as appropriate, in a manner acceptable to the Lender. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days' prior written notice to the Lender in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of the Lender shall not be impaired or invalidated by any act or neglect of such Borrower, any of its Subsidiaries, or the owner of any premises for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid by such Borrower or its Subsidiaries, or by others for their account, when due, and certificates of insurance and, if requested, photocopies of the policies shall be delivered to the Lender. If such Borrower fails to procure (or cause to be procured) such insurance or to pay (or cause to be paid) the premiums therefor when due, the Lender may (but shall not be required to) do so and such amounts shall be due and payable on demand.

               (c) Such Borrower shall promptly notify the Lender of any material loss, damage, or destruction to the Properties of such Borrower or arising from its use, whether or not covered by insurance. In the absence of any Default or Events of Default, such Borrower shall have the right to determine, whether and to what extent such proceeds shall be used for repair or replacement. If, however, any Default or Event of Default shall be continuing, the Lender may determine, in its sole discretion, whether the proceeds shall be used for repair or replacement. If neither an Event of Default nor a Default exists, such Borrower or its Subsidiary, as the case may be, may negotiate a settlement regarding such proceeds with the applicable insurance company and the Lender shall forward such proceeds to the applicable Borrower. If, however, an Event of Default or a Default exists, the Lender shall collect the insurance proceeds directly and neither such Borrower nor its Subsidiary, as the case may be, shall enter into any settlement agreement with the applicable insurance company without the prior written consent of Lender, which consent shall not be unreasonably withheld. Any insurance proceeds paid to any Borrower not used to replace the property which suffered the casualty giving rise to the payment of such insurance proceeds within 180 days of receipt of such proceeds by such Borrower, shall be required to be paid to the Lender as a Mandatory Prepayment in accordance with
          Section 2.6(b).
          -------------

               (d) If an Event of Default shall exist, Lender may, and if a decision to not rebuild or replace is made, the Lender shall, apply the proceeds of insurance to the payment of the Obligations of which such Borrower is liable as set forth in Section 2.10(e).
                                                  --------------

          7.6  Condemnation. Such Borrower shall, immediately upon learning of
               ------------
     the institution of any proceeding for the condemnation or other taking of any of its Property or the Property of any of its Subsidiaries, which has a material and adverse effect on the operations of such Borrower, notify the Lender of the pendency of such proceeding. Any condemnation proceeds paid to any Borrower which have not been used to replace the property which was condemned within 180 days of receipt of such proceeds by such Borrower, shall be paid to the Lender and treated as a Mandatory Prepayment in accordance with Section 2.6(b). If an Event of Default shall exist at the
                     -------------
     time such Borrower receives any condemnation proceeds, Lender may require that all such condemnation proceeds be applied to the payment of the Obligations as set forth in Section 2.10(e).
                                 ---------------

          7.7  Environmental, Health and Safety Laws. Such Borrower shall, and
               -------------------------------------
     shall cause each of its Subsidiaries to, conduct its business in compliance in all material respects with all health and safety laws and Environmental Laws applicable to it, including, without limitation, those relating to the generation, handling, use, storage, and disposal of hazardous and toxic wastes and substances. Such Borrower shall, and shall cause each of its Subsidiaries to, take prompt and appropriate action to respond to any non-compliance with health and safety laws and Environmental Laws and shall regularly report to the Lenders on such response. Without limiting the generality of the foregoing, whenever such Borrower gives notice to the Lender pursuant to Section 5.3(g), such Borrower shall, at the Lender's
                        -------------
     request and such Borrower's expense (a) cause an independent environmental engineer acceptable to the Lender to conduct such tests of the site where the noncompliance or alleged non-compliance with Environmental Laws has occurred and prepare and deliver to the Lender a report setting forth the results of such tests, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof, and (b) provide to the Lender a supplemental report of such engineer whenever the scope of the environmental problems, or the response thereto or the estimated costs thereof, shall change.

          7.8  ERISA.
               -----

               (a) For each Plan adopted by such Borrower or any of its ERISA Affiliate, such Borrower or such ERISA Affiliate shall (i) use its best efforts to seek and receive a determination letter from the IRS that such Plan is qualified under Section 401(a) of the Code (unless such Plan is a master or prototype plan), and (ii) from and after the adoption of any such Plan, use its best efforts to cause such Plan to be qualified under Section 401(a) of the Code and to be administered in all material respects in accordance with the requirements of ERISA and Section 401(a) of the Code, and (iii) not take any action which would cause such Plan not to be qualified under Section 401(a) of the Code or not to be administered in all material respects in accordance with the requirements of ERISA and Section 401(a) of the Code.

               (b) Such Borrower shall not, and shall not permit any of its ERISA Affiliates, to:

                    (i) Engage in any transaction for which an exemption is not available or has not been previously obtained from the DOL in connection with which such Borrower or any ERISA Affiliate could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or tax imposed by Section 4975 of the Code;

                    (ii) Permit to exist any accumulated funding deficiency (whether or not waived), as defined in Section 302 of ERISA and
               Section 412 of the Code;

                    (iii) Fail to pay timely required contributions or annual
               installments due with respect to any waived funding deficiency to any Benefit Plan;

                    (iv) Fail to make any payments to any Multiemployer Plan which such Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto;

                    (v) Terminate or permit an ERISA Affiliate to terminate a Benefit Plan or withdraw or partially withdraw from, or permit an ERISA Affiliate to withdraw or partially withdraw from, any Multiemployer Plan and fail to pay any liability of such Borrower or an ERISA Affiliate under Title IV of ERISA;

                    (vi)  Fail to pay any required installment under subsection
               (m) of Section 412 of the Code or any other payment required under

                     Section 412 of the Code on or before the due date for such installment or other payment; or

                         (vii) Amend a Benefit Plan resulting in an increase in current liability for the plan year such that such Borrower or an ERISA Affiliate is required to provide security to such Benefit Plan under Section 401(a)(29) of the Code.

               7.9   Mergers, Consolidations or Sales.  Neither such Borrower
                     --------------------------------
         nor any of its Subsidiaries shall enter into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any material part of its Property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except for sales of Equipment as otherwise permitted hereunder.

               7.10  Restricted Junior Payments; Capital Change. Neither such
                     ------------------------------------------
         Borrower nor any of its Subsidiaries shall (a) directly or indirectly declare or make, or incur any liability to make, any Restricted Junior Payment, except dividends to a Borrower by a Subsidiary wholly owned by such Borrower or by one or more other Subsidiaries that are wholly owned by such Borrower or (b) make any change in its capital structure which could adversely affect the repayment of the Obligations.

               7.11  Transactions Affecting Properties or Obligations. Neither
                     ------------------------------------------------
         such Borrower nor any of its Subsidiaries shall enter into any transaction which materially and adversely affects the Properties of such Borrower or such Borrower's ability to repay the Obligations.

               7.12  Guaranties.   Neither such Borrower nor any of its
                     ----------
         Subsidiaries shall make, issue, or become liable on any Guaranty, except (a) Guaranties in favor of the Lender, (b) Guaranties by one Borrower of the obligations of another Borrower provided the incurrence of such obligations are otherwise permitted under this Agreement, and
         (c) a guaranty of the Canadian National Note given by Emons.

               7.13  Debt.  Neither such Borrower nor any of its Subsidiaries
                     ----
         shall incur or maintain any Debt, other than: (a) the Obligations; (b) trade payables and contractual obligations to suppliers, customers and others incurred in the ordinary course of business; (c) Debt incurred to finance the purchase of Equipment constituting Capital Expenditures permitted by Section 7.21, so long as (i) the aggregate principal
                      ------------
         amount of such Debt incurred in any Fiscal Year (regardless of when the same becomes due and payable) shall be included in the determination of Capital Expenditures for such Fiscal Year for purposes of Section 7.21,
                                                                   ------------
         (ii) the rate at which interest accrues on such Debt does not exceed the market rate of interest for similar transactions at such time, and
         (iii) such Debt would not, after giving effect to such Debt on a pro forma basis, cause any Default or Event of Default; (d) with the Lender's prior written consent, not to be unreasonably withheld, no interest or low interest Debt incurred to any Governmental Authority to rehabilitate or construct railroad structures and related facilities and (e) Debt permitted under Section 7.15 and other Debt existing on the Closing Date and
               ------------
         reflected on SCHEDULE 6.8 hereof.
                      ------------

               7.14  Prepayment.   Neither such Borrower nor any of its
                     ----------
         Subsidiaries shall voluntarily prepay any Funded Indebtedness, except the Obligations in accordance with the terms hereof.

               7.15  Transactions with Affiliates.  Except as set forth below,
                     ----------------------------
         neither such Borrower nor any of its respective Subsidiaries shall sell, transfer, distribute, or pay any money or its Property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate of any Borrower, or lend or advance money or its Property to any Affiliate of any Borrower, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or indebtedness, or any of its Property, of any Affiliate of any Borrower, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate of any Borrower except
         (a) actual expenses incurred and approved in advance in writing by the Lender; (b) reimbursement of actual and reasonable out-of-pocket expenses incurred by employees or directors of such Borrower in the ordinary course of such Borrower's business; (c) Guaranties in favor of the Lender; (d) Guaranties with respect to any wholly owned Subsidiary of any Borrower or its Subsidiaries; (e) any transactions, consistent with past practices and intercompany indebtedness, among Emons, Finance, MPA, Logistics, MIT, Railroad Group, SLR, YKR, Penn Eastern, SLQ or any other entity which becomes a subsidiary of a Borrower, provided that the capital stock of such entity is pledged to the Lender as collateral security for the performance of the Obligations and such subsidiary becomes a borrower under this Agreement and provided further that any loans or advances or other credit support provided by any U.S. Borrower to SLQ must be evidenced by documentation satisfactory to the Lender and secured by all Property of SLQ and all rights of a U.S. Borrower with respect thereto shall have been assigned to the Lender as part of the Collateral for all of the Obligations, (f) any payments due from any Borrower to another Borrower in accordance with the terms of any tax sharing agreement by and among the Borrowers as in effect on the date hereof and (g) using the proceeds of the B Term Loan, up to a $2,000,000 capital contribution by Railroad Group to SLQ.

               7.16  Business Conducted.  Neither such Borrower nor any of its
                     ------------------
         Subsidiaries shall engage, directly or indirectly, in any line of business other than the businesses in which such Borrower or such Subsidiary is engaged on the Closing Date.

               7.17  Liens.  Neither such Borrower nor any of its Subsidiaries
                     -----
         shall create, incur, assume, or permit to exist any Lien on any Property now owned or hereafter acquired by any of them, except Permitted Liens.

               7.18  Sale and Leaseback Transactions.  Except for the sale and
                     -------------------------------
         leaseback with respect to the locomotives listed on SCHEDULE 7.18
                                                             -------------
         hereto which sale and leaseback shall be made on terms reasonably satisfactory to Lender, neither such Borrower nor any of its Subsidiaries shall directly or indirectly, enter into any arrangement with any Person providing for such Borrower or such Subsidiary to lease or rent Property that such Borrower or such Subsidiary has or will sell or otherwise transfer to such Person without the prior written consent of the Lender.

               7.19  New Subsidiaries.  Neither such Borrowers nor any of its
                     ----------------
         Subsidiaries shall, directly or indirectly, organize or acquire any Subsidiary unless such Subsidiary becomes a Borrower under this Agreement and such Borrower shall have pledged the stock of such Subsidiary as collateral to secure the Obligations.

               7.20  Restricted Investments.  Neither such Borrower nor any of
                     ----------------------
         its Subsidiaries shall make any Restricted Investment other than (a) acquisitions of assets and operations of similar businesses provided the aggregate purchase price for such acquisitions does not exceed $2,500,000 in the aggregate from the date of the Original Agreement through the term of this Agreement, provided that after giving effect to such acquisitions no Default or Event of Default exists, (b) intercompany transactions permitted under Section 7.15(e) and Section
                                                   ---------------     -------
         7.15(g) and (c) capital contributions by Emons to Finance from time to
         -------
         time. Amounts expended by such Borrower in connection with the Sherbrooke Acquisition shall not be deemed Restricted Investments for the purpose of measuring the Borrowers' compliance with this Section
                                                                      -------
         7.20.
         ----

               7.21  Capital Expenditures.  Neither such Borrower nor any of its
                     --------------------
         Subsidiaries shall make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by all Borrowers and their Subsidiaries on a consolidated basis would exceed $2,100,000 during each Fiscal Year ending June 30, 1999 and June 30, 2000, $2,200,000 for the Fiscal Year ending June 30, 2001, $2,300,000 for the Fiscal Year ending June 30, 2002, $2,400,000 for the Fiscal Year ending June 30, 2003 and $2,500,000 for the Fiscal Year ending June 30, 2004 and Fiscal Years thereafter; in each case, net of any Capital Expenditures funded with grants provided by a Governmental Authority or Debt permitted under Section 7.13(d). Amounts constituting
                                           ---------------
         Restricted Investments and counting towards the limitation contained in
         Section 7.20 shall not be counted as Capital Expenditures for the
         ------------
         purposes of the limitations set forth in this Section 7.21.
                                                       ------------

               7.22  Change of Deposit Accounts.  Neither such Borrower nor any
                     --------------------------
         of its Subsidiaries shall establish any deposit account, other than those deposit accounts described on SCHEDULE 4.8 attached hereto and
                                             ------------
         incorporated herein by this reference, with any bank or other financial institution other than Lender, unless such Borrower shall have (i) notified the Lender thereof in writing at least ten (10) days prior thereto and (ii) delivered a Collection Account Agreement or similar agreement to the Lender covering such account; provided, however, that
                                                        --------  -------
         Finance may maintain an operating account with Corestates Bank in Wilmington, Delaware provided that the amount on deposit at any time does not exceed $15,000.

               7.23  Minimum Fixed Charge Coverage Ratio.  Emons and its
                     -----------------------------------
         Subsidiaries on a combined and consolidated basis shall at all times maintain a Fixed Charge Coverage Ratio, as determined as of the last day of each fiscal quarter during the applicable Fiscal Year set forth below for the twelve month period ending on such day, of at least the ratio set forth opposite the applicable period below:

               Fiscal Year                    Minimum Ratio
               -----------                    -------------

               1999                           1.05 to 1.00
               2000                           1.15 to 1.00
               2001 and thereafter            1.25 to 1.00

               7.24  Maximum Debt to Cash Flow Ratio.  Emons and its
                     -------------------------------
         Subsidiaries on a combined and consolidated basis shall at all times maintain a Debt to Cash Flow Ratio of at least the ratio set out below opposite the determination date set forth below:

               Determination Date             Maximum Ratio
               ------------------             -------------

               June 30, 1999                  4.00 to 1.00
               September 30, 1999             4.00 to 1.00
               December 31, 1999              3.50 to 1.00
               March 31, 1999                 3.50 to 1.00
               June 30, 1999                  3.50 to 1.00
               Fiscal Year 2000               3.25 to 1.00
               Fiscal Year 2001               3.00 to 1.00
               Fiscal Year 2002               2.25 to 1.00
               Thereafter                     2.00 to 1.00

               7.25  Minimum Tangible Net Worth. Emons and its Subsidiaries on a
                     --------------------------
         combined and consolidated basis shall at all times maintain Tangible Net Worth as determined as of the last day of each calendar quarter, of at least $5,113,033 plus 50% of positive net income of the Borrowers accrued after the closing date of the Original Agreement until such date of determination.

               7.26  Interest Expense Hedging Arrangements.  (i) The U.S.
                     -------------------------------------
         Borrowers shall maintain the hedging arrangement currently in place with respect to the A Term Loan in accordance with its terms and (ii) with respect to the Canadian Term Loan, by January 31, 1999, SLQ shall enter into and cause to be maintained an Interest Rate Contract, including an interest rate cap or similar interest expense hedging arrangement with a financial institution having assets of at least One Hundred Million Dollars ($100,000,000) and otherwise acceptable to the Lender with respect to a notional principal amount of at least one half of the Available Canadian Term Loan Amount at such time which effectively caps the CDOR Rate applicable to the Canadian Term Loan Amount at a rate not greater than 8% per annum, and promptly provide the Lender with written notification that such arrangement is in place, including the details of such arrangement and the name of the counter-parties. Upon Lender's request, Borrower shall promptly provide Lender with a true copy of such Interest Rate Contract or the Interest Rate Contract currently in place with respect to the A Term Loan. Nothing in this Section 7.26 shall require the
                                             ------------
         Borrowers to purchase an Interest Rate Contract from the Lender or one of its Affiliates or require the Lender or any of its Affiliates to provide such an Interest Rate Contract.

               7.27  Corporate Governance.  Each of Industries and Finance and
                     --------------------
         SLQ shall:

                     (a) Maintain its own corporate books, records and accounts separate and apart from the corporate books, records and accounts of any other Borrower;

                     (b) Act solely in its corporate name and solely through its board of directors and its duly authorized officers and agents;

                     (c) Refrain from holding out to creditors that it is a
               division of any other Borrower;

                     (d) Refrain from using the letterhead of any other Borrower in the conduct of its business;

                     (e) Prepare its own budgets and financial statements,
               separate and apart from any other Borrower provided, however,
                                                          --------  -------
               that if any such financial statements are prepared on a consolidated basis, such financial statements shall clearly disclose that none of the assets of a Borrower will be available to satisfy or pay the obligations of any other Borrower except as expressly provided by contract;

                     (f) Maintain its own bank accounts, separate and distinct
               from the bank accounts of any other Borrower or any Affiliate, and refrain from commingling its funds and/or other property with the funds and/or other property of any other Borrower or any Affiliate;

                     (g) Cause all corporate formalities to be observed,
               including, without limitation, (i) the preparation of appropriate corporate resolutions authorizing each material transaction in which it engages, if such resolutions are appropriate, (ii) the holding of separate and distinct Board of Directors meetings from meetings of the Board of Directors of any other Borrower and the meetings of the board of directors of any Affiliate, and (iii) the holding of separate and distinct annual shareholders' meetings from the annual shareholders' meetings of any other Borrower and the annual shareholders' meetings of any Affiliate;

                     (h) Be at all times adequately capitalized so as to be able to conduct its business; and

                     (i) Refrain from paying its expenses using funds or other
               property of any other Borrower or any Affiliate other than its pro rata share of common expenses allocated on a fair and equitable basis.

               7.28  Operating Leases.  Neither such Borrower nor any Subsidiary
                     ----------------
         shall incur or continue obligations for operating leases which, when aggregated with the obligations for operating leases of all of the Borrowers and their Subsidiaries, exceeds at any time outstanding $10,000,000 calculated as at the end of each Fiscal Year on a present value basis for the term of such obligations remaining in excess of one year from the date of determination, discounted at a rate of 8.5%. The calculation of operating lease obligations shall be net of obligations under operating leases which are subject to subleases where the applicable sublessee has a credit profile satisfactory to Lender and assumes all obligations of the applicable Borrower under such operating leases.


                                 ARTICLE VIII.
              CONDITIONS OF LENDING AND ISSUING LETTERS OF CREDIT

               8.1   Conditions Precedent to the Effectiveness of this
                     --------------------------------------------------
         Agreement.  This Agreement shall become effective, and the Lender shall
         ---------
         be obligated (i) to maintain the A Term Loan and to maintain the Loans made and Letters of Credit issued under the Working Capital Facility under the conditions set forth herein and (ii) to make the initial Loans under the B Term Loan Facility and the Canadian Term Loan Facility under the conditions set forth herein; on the date on which the following conditions have been satisfied in a manner satisfactory to the Lender (such date to be the "Effective Date" of this Agreement):

                     (a) Each of the Borrowers shall have performed and complied with all covenants, agreements and conditions contained herein which are required to be performed or complied with by such Borrower before or on the Funding Date for the B Term Loan, the Canadian Term Loan and any Working Capital Loans requested by such Borrower or the issuance of any Letters of Credit requested by such Borrower (including, without limitation, the execution and delivery of the Substitute A Term Note, the B Term Note, the Canadian Term Note and the Substitute Working Capital Note).

                     (b) The Lender shall have received a certificate dated the
               Closing Date and signed by the president or a vice president and the chief financial officer or treasurer of each Borrower certifying that the conditions specified in this Section 8.1 have
                                                                -----------
               been fulfilled.

                     (c) The Borrower shall have caused all items on the List of
               Closing Documents attached hereto and made a part hereof as
               EXHIBIT I which are not elsewhere identified in this Article
               ---------                                            -------
               VIII, to be delivered to the Lender, all such
               ----
               items to be in form and substance satisfactory to the Lender, and to be executed by all parties thereto when the nature of such items so requires.

                     (d) All proceedings taken in connection with the execution of this Agreement, the Notes, all other Loan Documents and all documents and papers relating thereto shall be satisfactory to the Lender. The Lender shall have received copies of such documents and papers as the Lender may reasonably request in connection therewith, all in form and substance satisfactory to the Lender.

                     (e) The Borrowers shall have paid to the Lender the Closing
               Fee as well as all costs and expenses incurred as of the Closing Date which the Borrowers are obligated to pay pursuant to the terms of Section 12.7 hereof.
                        ------------

         The acceptance by any Borrower of any Loan made on the Closing Date shall be deemed to be a representation and warranty made by such Borrower to the effect that all of the conditions to the making of such Loan set forth in this Section 8.1 have been satisfied, with the same
                                -----------
         effect as delivery to the Lender of a certificate signed by the president and chief financial officer of such Borrower, dated the Closing Date, to such effect.

               8.2   Conditions Precedent to Each Loan and the Issuance of Each
                     ----------------------------------------------------------
         Letter of Credit.  The obligation of the Lender to make each Loan
         ----------------
         including the initial Loans under the B Term Loan Facility and the Canadian Term Loan Facility on the Closing Date or to make any Working Capital Loans or issue any Letter of Credit, shall be subject to the satisfaction of further conditions precedent that on the date of any such extension of credit:

                     (a) With respect to a request for Working Capital Loans,
               the Borrowers shall be in compliance with Section 5.2(i), and the Lender shall have received a Borrowing Base Certificate and a duly executed Notice of Borrowing, or telecopy or telex notice in lieu thereof, as and when required pursuant to Section 2.5(a);
                                                              --------------
               and

                     (b) the following statements shall be true, and the
               acceptance by any Borrower of any extension of credit shall be deemed to be a statement to the effect set forth in clauses (i)
                                                                   -----------
               and (ii), with the same effect as the delivery to the Lender of a
                   ----
               certificate signed by the president and chief financial officer of such Borrower, dated the date of such extension of credit, stating that:

                         (i) The representations and warranties contained in this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such extension of credit as though made on and as of such date, subject only to such exceptions as are not material and adverse to Lender, except to the extent that the Lender has been notified by a Borrower that any representation or warranty is not current or correct and has explicitly waived such representation or warranty; and

                         (ii) No event has occurred and is continuing, or would
                     result from such extension of credit, which constitutes a Default or an Event of Default; and

                     (c) the Lender shall have received such other approvals,
               opinions or documents as it may reasonably request in Good Faith.


                                  ARTICLE IX.
                               DEFAULT; REMEDIES

               9.1   Events of Default.  It shall constitute an event of default
                     -----------------
         ("Event of Default") if any one or more of the following shall occur
           ----------------
         for any reason:

                     (a) any failure to pay the principal of or interest or
               premium on any of the Obligations (including, without limitation, the Reimbursement Obligations) when due, whether upon demand or otherwise;

                     (b) any representation or warranty made by any Borrower in this Agreement, any of the other Loan Documents, any financial statement, or any certificate furnished by such Borrower or any Subsidiary at any time to the Lender shall prove to be untrue in any material respect as of the date on which made;

                     (c) any failure by any of the Borrowers to comply with any of the covenants set forth in Article VII of this Agreement
                                             -----------
               except for the covenants set forth in Sections 7.1, 7.2, 7.3,
                                                     ------------  ---  ---
               7.4, 7.7 and 7.8;
               ---- ---     ---

                     (d) any failure by any Borrower to comply with any of the
               other covenants and agreements contained in this Agreement (including, without limitation, Sections 7.1, 7.2, 7.3, 7.4, 7.7
                                               ------------  ---  ---  ---  ---
               and 7.8), the other Loan Documents, or any other agreement
                   ---
               entered into at any time to which any Borrower or any Subsidiary and the Lender are party, for more than twenty (20) days after notice of such failure by the Lender to such Borrower; provided,
                                                                      --------
               however, that no such grace period shall apply, and an Event of
               -------
               Default shall exist promptly upon such failure to comply, if such failure to comply may not, in the Lender's reasonable determination, be cured by such Borrower during such grace period; or if any such agreement, instrument or document shall terminate (other than in accordance with its terms or the terms hereof or with the written consent of the Lender) or become void or unenforceable without the written consent of the Lender;

                         (e) default shall occur with respect to any Debt for borrowed money or any indebtedness for borrowed money of any Subsidiary (other than the Obligations) in an outstanding principal amount in excess of $100,000 or under any agreement or instrument under or pursuant to which any such Debt or indebtedness may have been issued, created, assumed, or guaranteed by any Borrower or any Subsidiary, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such Debt or indebtedness to accelerate, the maturity of any such Debt; or any such Debt or indebtedness shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

                         (f) any Borrower or any Subsidiary shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, trustee or similar officer for it or for all or any part of its Property; (iii) make an assignment for the benefit of creditors; (iv) take any corporate action in furtherance of any of the foregoing or (v) be unable generally to pay its debts as they become due;

                         (g) an involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement or readjustment of any Borrower's or any Subsidiary's debts or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, provincial, state or federal, now or hereafter existing and such petition, action or proceeding is not dismissed within sixty (60) days thereafter;

                         (h) a receiver, assignee, liquidator, sequestrator, custodian, trustee or similar officer for any Borrower or any Subsidiary or for all or any part of their Property shall be appointed; or a warrant of attachment, execution or similar process shall be issued against any part of the Property of any Borrower or any Subsidiary;

                         (i) any Borrower or any Subsidiary shall file a certificate of dissolution under applicable state law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof;

                         (j) all or any material part of the Property of any Borrower or any Subsidiary shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such Property or of any Borrower or any Subsidiary shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, except where contested in Good Faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

                         (k) any guaranty of, subordination to, or security for, the Obligations shall be terminated, revoked or declared void or invalid;

                         (l) one or more final judgments for the payment of money aggregating in excess of $100,000 shall be rendered against any Borrower which is not discharged in full or stayed within thirty (30) days from the date of entry thereof unless such judgments are (i) covered by such Borrower's liability insurance as confirmed in writing by the insurance company carrying such insurance, or (ii) the subject of an obligation of any Person (other than a Borrower or any Affiliate of any Borrower) to indemnify such Borrower against whom such judgment is rendered provided the terms of such
                                       --------
                  indemnification and the creditworthiness of the indemnitor are satisfactory to the Lender in its sole discretion;

                         (m) any event occurs which materially and adversely affects the operations and financial condition of the U.S. Borrowers, taken as a whole, or SLQ; or

                         (n) any Environmental Lien shall attach to any Property of any Borrower or any Borrower or any Subsidiary becomes subject to any liabilities, costs, expenses, damages, fines or penalties, which is likely to have a material adverse effect on the financial condition of the U.S. Borrowers, taken as a whole, or SLQ arising out of or relating to (i) the release at any location of any Contaminant into the environment, or the incurrence of remediation costs in response thereto, or (ii) any violation of any Environmental Laws.

                  9.2    Remedies.
                         --------

                         (a) If an Event of Default exists, the Lender may without notice to or demand on any Borrower, do one or more of the following at any time or times and in any order: (i) reduce the amount of the Working Capital Commitment, and (ii) restrict the amount of or refuse to make Working Capital Loans. If an Event of Default exists, the Lender may, without notice to or demand on any Borrower, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order: (i) terminate the Working Capital Commitment and (ii) declare any or all Obligations to be immediately due and payable (provided, however that upon the occurrence of any
                   --------  -------

                  Event of Default described in Sections 9.1(f), 9.1(g), 9.1(h),
                                                ---------------  ------  ------
                  or 9.1(i), all Obligations shall automatically become
                     ------
                  immediately due and payable without notice or demand of any kind); and (iii) pursue its other rights and remedies under the Loan Documents and applicable law.

                         (b) If an Event of Default exists: (i) the Lender shall have, in addition to all other rights, the rights and remedies of a secured party under the UCC and under all other applicable laws of the Province of Quebec, Canada; (ii) the Lender may, at any time, take possession of the Properties of such Borrower and keep such Properties on the premises of each Borrower, at no cost to the Lender, or remove any part of it to such other place or places as the Lender may desire, or each Borrower shall, upon the Lender's demand, at such Borrower's cost, assemble the Properties of such Borrower owned by it and make it available to the Lender at a place reasonably convenient to the Lender; and (iii) the Lender may sell and deliver any Properties of each Borrower at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Lender deems advisable, in its sole discretion, and may, if the Lender deems it reasonable, postpone or adjourn any sale of the Properties of any Borrower by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, each Borrower agrees that any notice by the Lender of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to such Borrower if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least five (5) days prior to such action to such Borrower's address specified in or pursuant to Section 12.8. If any Properties of any of
                                    ------------
                  the Borrowers are sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Lender receives payment, and if the buyer defaults in payment, the Lender may resell the Properties of such Borrower without further notice to any Borrower. In the event the Lender seeks to take possession of all or any portion of the Properties of such Borrower by judicial process, each Borrower irrevocably waives: (i) the posting of any bond, surety or security with respect thereto which might otherwise be required; (ii) any demand for possession prior to the commencement of any suit or action to recover the Properties of such Borrower; and (iii) any requirement that the Lender retain possession and not dispose of any such Properties until after trial or final judgment. Each Borrower agrees that the Lender has no obligation to preserve rights to the Properties of such Borrower or marshall any such Properties for the benefit of any Person. The Lender is hereby granted a license or other right to use, without charge, each Borrower's labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any of the Properties of such Borrower, and each Borrower's rights under all licenses and all franchise agreements shall inure to the Lender's benefit. The proceeds of sale of Collateral owned by the U.S. Borrowers shall be applied by Lender against the principal and/or interest of any Loans and/or any other Obligations for which the U.S. Borrowers are liable and the proceeds of sale of Property owned by SLQ shall be applied by Lender only against the Canadian Term Loan Repayment Obligations, whether or not then due, in such order of application as the Lender may determine. The Lender will return any excess to the Borrowers or such other Person as shall be legally entitled thereto and the Borrowers shall remain liable for any deficiency.

                         (c) After the occurrence and during the continuance of an Event of Default, each of the Borrowers hereby waives all rights to notice and hearing prior to the exercise by the Lender of the Lender's rights to repossess the Properties of such Borrower without judicial process or to replevy, attach or levy upon such Properties without notice or hearing.


                                  ARTICLE X.
                                  TERMINATION

         With respect to the U.S. Borrowers, this Agreement shall terminate at such time as all of the Obligations have been indefeasibly paid and satisfied in full and the Working Capital Commitment shall have been terminated, unless earlier terminated as provided herein and this Agreement shall terminate in respect of SLQ at such time as all Canadian Term Loan Repayment Obligations shall have been terminated.

                                  ARTICLE XI.
                      AMENDMENTS; ASSIGNMENTS; SUCCESSORS

                  11.1   Amendments and Waivers. No amendment or modification of
                         ----------------------
         any provision of this Agreement shall be effective without the written agreement of the Lender and the Borrowers, and no termination or waiver of any provision of this Agreement, or consent to any departure by any Borrower therefrom, shall in any event be effective without the written concurrence of the Lender, which the Lender shall have the right to grant or withhold at its sole discretion. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Borrower in any case shall entitle such Borrower to any other or further notice or demand in similar or other circumstances.

                  11.2   Assignments; Participations.
                         ---------------------------

                         (a) With the consent of (i) in the case of Working Capital Loans, the A Term Loan and the B Term Loan, the U.S. Borrowers which will not be unreasonably withheld or delayed and (ii) in the case of the Canadian Term Loan, SLQ which will not be unreasonably withheld, the Lender shall have the right at any time to assign to one or more commercial banks or other financial institutions all or a portion of its Working Capital Commitment, the Loans owing to it and the Notes held by it. The Lender may also grant participations in all or any part of its rights and obligations under this Agreement (including, without limitation, all or any part of the Working Capital Commitment and the Loans, as applicable) to one or more other Persons; provided, however, that (i) any such disposition
                           --------  -------
                  shall not, without the consent of the applicable U.S. Borrower or SLQ, require such Borrower to file a registration statement with the Securities and Exchange Commission or apply to qualify the Loans under the blue sky law of any state; and
                  (ii) Lender shall make and receive all payments for the account of its participant and shall retain exclusively, and shall continue to exercise exclusively, all rights of approval and administration available hereunder with respect to the Working Capital Commitment and the Loans even after giving effect to the sale of any such participation, and Lender shall make such arrangements with its participants as may be necessary to accomplish the foregoing. No holder of a participation in all or any part of the Loans shall be a "lender" for any purpose under this Agreement; provided,
                                                                 --------
                  however, that each holder of a participation shall have the
                  -------
                  rights of increased capital as the Lender (including any right to receive payment) under Sections 2.9, 3.7 and 12.7;
                                            -------- ---  ---     ----
                  provided, further, that all requests for any such payments
                  --------  -------
                  shall be made by a participant through the Lender. The right of each holder of a participation to receive payment under Sections 2.9, 3.7 and 12.7 and shall be limited to the lesser
                  ------------  ---     ----
                  of (i) the amounts actually incurred by such holder for which payment is provided under such Sections and (ii) the amounts that would have been payable under such Sections by the U.S. Borrowers or SLQ to the Lender granting the participation to such holder had such participation not been granted.

                         (b) It is expressly agreed that, in connection with prospective offers for the sale and transfer of any assignment or any participation pursuant to this Section 11.2, Lender may
                                                        ------------
                  provide to such prospective assignees and participants such information pertaining to any Borrower as Lender may deem appropriate provided that, prior to any such disclosure of
                              --------
                  non-public information, such proposed assignee or participant shall agree in writing (under the same terms and conditions outlined in Section 12.15 hereof) to preserve the
                              -------------
                  confidentiality of any confidential information relating to the Borrowers received by it from the Lender.

                         (c)  Notwithstanding the foregoing provisions of this
                  Section 11.2, Lender may at any time sell, assign, transfer,
                  ------------
                  or negotiate all or any part of its rights and obligations under this Agreement to any Affiliate of Lender.

                         (d) This Agreement and the other Loan Documents shall be binding upon the parties hereto and their respective successors and assigns (including, without limitation, a receiver, trustee or debtor-in-possession of any Borrower) and shall inure to the benefit of the parties hereto and the successors and permitted assigns of the Lender. In the event of any such transfer or assignment, the rights and privileges conferred upon the Lender shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. Neither the rights of any of the Borrowers' nor any interest therein hereunder may be assigned without the written consent of the Lender.


                                 ARTICLE XII.
                                 MISCELLANEOUS

                  12.1   Cumulative Remedies; No Prior Recourse to Properties of
                         -------------------------------------------------------
         Borrower. The enumeration herein of the Lender's rights and remedies is
         --------
         not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Lender may have under the UCC or other applicable law. The Lender shall have the right, in its sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative. The Lender may, without limitation, proceed directly against any Borrower to collect the Obligations without any prior recourse to the Properties of such Borrower.

                  12.2   No Implied Waivers. No act, failure or delay by the
                         ------------------
         Lender shall constitute a waiver of any of its rights and remedies. No single or partial waiver by the Lender of any provision of this Agreement or any other Loan Document, or of breach or default hereunder or thereunder, or of any right or remedy which the Lender may have, shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provisions, breach, default, right or remedy on a future occasion. No waiver by the Lender shall affect its rights to require strict performance of this Agreement.

                  12.3   Severability. If any provision of this Agreement shall
                         ------------
         be prohibited or invalid, under applicable law, it shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

                  12.4   Governing Law; Choice of Forum; Service of Process;
                         ---------------------------------------------------
        Jury Trial Waiver.
        -----------------

                         (a) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

                         (b) SUBJECT ONLY TO THE EXCEPTION IN THE NEXT SENTENCE, EACH BORROWER AND THE LENDER HEREBY AGREE TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURT OF THE NORTHERN DISTRICT OF ILLINOIS AND WAIVE ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN, AND AGREE THAT ANY DISPUTE

                  CONCERNING THE RELATIONSHIP BETWEEN THE LENDER AND ANY BORROWER OR THE CONDUCT OF ANY PARTY IN CONNECTION WITH THIS AGREEMENT OR OTHERWISE SHALL BE HEARD ONLY IN THE COURTS DESCRIBED ABOVE. NOTWITHSTANDING THE FOREGOING THE LENDER SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE LENDER DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON ITS PROPERTY OTHER SECURITY FOR ANY OF THE OBLIGATIONS.

                         (c) EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO SUCH BORROWER AT ITS ADDRESS SET FORTH IN SECTION 12.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE
                     ------------
                  COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS. EACH BORROWER HEREBY CONSENTS TO SERVICE OF PROCESS AS AFORESAID.

                         (d) EACH OF THE BORROWERS AND THE LENDER HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM IN RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED, IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. THE LENDER AND EACH BORROWER HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                         (e)  NOTHING IN THIS SECTION 12.4 SHALL AFFECT THE
                                              ------------
                  RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST ANY

                  BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

                  12.5   Survival of Representations and Warranties. All of the
                         ------------------------------------------
         Borrowers' representations, and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Lender or any of its respective agents.

                  12.6   Other Security and Guaranties. The Lender, may, without
                         -----------------------------
         notice or demand and without affecting any Borrower's obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any Borrower or any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

                  12.7   Fees and Expenses. The U.S. Borrowers shall pay to the
                         -----------------
         Lender on demand all costs and expenses that Lender pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Agreement and the other Loan Documents to the extent they relate to the U.S. Repayment Obligations, and SLQ shall pay to the Lender on demand all such costs and expenses so paid or incurred in connection with this Agreement and the other Loan Documents to the extent that they relate to the Canadian Term Loan Repayment Obligations, including, without limitation in all cases but in respect of SLQ subject to the foregoing: (a) reasonable attorneys' and paralegals' fees and disbursements of counsel to the Lender and any Participating Lender; (b) reasonable costs and expenses (including reasonable attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches; (d) taxes, fees and other charges for recording any mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Lender's Liens; (e) sums paid or incurred to pay any amount or take any action required of any Borrower under the Loan Documents that any Borrower fails to pay or take; (f) reasonable costs of inspections, and verifications of the Properties of any Borrower, including, without limitation, due diligence appraisals, travel, lodging, and meals for inspections of the Properties of any Borrower and any Borrower's operations by the Lender's agents up to one (1) time during any Fiscal Year and whenever an Event of Default exists; (g) costs and expenses (which shall not exceed the Lender's costs and expenses customarily charged to other customers) of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining the U.S. Borrower Concentration Account or the SLQ Concentration Account; (h) costs and expenses of preserving and protecting the Properties of the Borrowers; and (i) costs and expenses (including attorneys' and paralegals' fees and disbursements) paid or incurred to obtain payment of the Obligations, enforce the Lender's Liens, sell or otherwise realize upon the Properties of the Borrowers, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Lender arising out of the transactions contemplated hereby (including without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by any of the Borrowers. All of the foregoing costs and expenses may be paid as described in Section
                                                                  -------
         2.10(b).
         -------

               12.8  Notices.   Except as otherwise provided herein, all
                     -------
         notices, demands and requests that any party is required or elects to give to any other party shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, (b) on the Business Day following the Business Day on which it was delivered to an overnight mail or courier service with charges prepaid, (c) five (5) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (d) in the case of notice by such a telecommunications device upon acknowledgement of receipt when properly transmitted, in each case addressed with respect to each party as set forth below:

         If to the Lender:              LaSalle National Bank
                                        135 South LaSalle Street
                                        Chicago, Illinois 60603
                                        Attn:  Terri Maurer
                                        Telephone:  312-904-5482
                                        Telecopy: 312-606-8423

         with a copy to:                Sonnenschein Nath & Rosenthal
                                        8000 Sears Tower
                                        Chicago, Illinois 60606-6404
                                        Attention:  Victoria A. Gilbert, Esq.
                                        Telephone:  312-876-8000
                                        Telecopy:  312-876-7934

         If to any Borrower:            c/o Emons Transportation Group, Inc.
                                        96 South George Street, Suite 400
                                        York, Pennsylvania 17401
                                        Attention:  Scott F. Ziegler
                                        Telephone:  717-771-1718
                                        Telecopy:  717-854-6275
         with a copy to:                Anderson Kill & Olick
                                        1251 Avenue of the Americas
                                        New York, N.Y. 10020-1182
                                        Attention:  Michael W. Stamm, Esq.
                                        Telephone:  212-278-1000
                                        Telecopy:  212-278-1733

         or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Any notices, demands or consents required or permitted to be given to or by any of the Borrowers will be valid and binding on such Borrower if given to or by, as the case may be, Emons.

               12.9  Indemnity.  The U.S. Borrowers agree, and to the extent
                     ---------
         attributable to the Canadian Term Loan Repayment Obligations, SLQ agrees to (a) reimburse the Lender for any costs and expenses (including, without limitation, reasonable attorneys' and paralegals' fees and expenses) incurred by the Lender in defending any suit brought against it by any Borrower or any other Person in connection with the transactions contemplated by this Agreement or the Loan Documents, and
         (b) indemnify and hold the Lender, and its officers, directors, employees, attorneys and agents (collectively, the "Indemnitees")
                                                             -----------
         harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Indemnitees, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by any Person, whether threatened or initiated, asserting any claim for legal or equitable remedy against any Person under any statute or regulation (including, without limitation, any federal or state securities or commercial laws or under any common law or equitable cause or otherwise, including any liability and costs under Environmental Laws or common law principles arising from or in connection with the past, present or future operations of the U.S. Borrowers or SLQ, as the case may be, or their predecessors in interest, or the past, present or future environmental condition of the U.S. Borrowers, or, as the case may be, SLQ's Property, the presence of asbestos-containing materials at or on such Property, or the release or threatened release of any contaminant into the environment from such Property), in any way arising from or in connection with the negotiation, preparation, execution, delivery, enforcement, performance and administration of this Agreement or any other document executed in connection herewith, provided that the
                                                         --------
         Borrowers shall have no obligation hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of any Indemnitee seeking such indemnification. To the extent that the indemnity set forth in this Section 12.9 may be
                                                     ------------
         unenforceable because it is violative of any law or public policy, such Borrower shall pay the maximum portion of any indemnity of which it is liable which it is permitted to pay under applicable law. Any Indemnitee will promptly notify the Borrowers of the commencement of any legal proceeding which may give rise to any indemnified liability under the foregoing indemnity and shall permit the Borrowers to participate in the defense of such Indemnitee in any such proceeding. The foregoing indemnity shall survive the payment of the Obligations and the termination of this Agreement. All of the foregoing fees, costs and expenses shall be part of the Obligations, payable upon demand, and secured by the Properties of such Borrower.

               12.10  Waiver of Notices.  Unless otherwise expressly provided
                      -----------------
         herein, each Borrower waives presentment, protest and notice of demand or dishonor and protest as to any instrument, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on any Borrower which the Lender may elect to give shall entitle such Borrower to any or further notice or demand in the same, similar or other circumstances.

               12.11  Counterparts.  This Agreement may be executed in any
                      ------------
         number of counterparts, and by the Lender and each of the Borrowers in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

               12.12  Captions.  The captions contained in this Agreement are
                      --------
         for convenience only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

               12.13  Contribution.  To the extent that any of the U.S.
                      ------------
         Borrowers shall, under the terms of this Agreement or any Note or any other Loan Document, make a payment of a portion of the Obligations which, taking into account all other concurrent payments of the Obligations by the U.S. Borrowers collectively, shall exceed the amount which such U.S. Borrower has actually received under the Credit Facilities or would have otherwise paid if each U.S. Borrower had paid the aggregate Obligations satisfied by such payments in the same proportion as such U.S. Borrower's Net Worth immediately prior to such payments bore to the aggregate amount of all the U.S. Borrowers' Net Worth immediately prior to such payment; then such U.S. Borrower shall be entitled to contribution from, and be reimbursed by, the other U.S. Borrowers for the amount of such excess, pro rata based on their respective Net Worth immediately prior to such payment. This agreement regarding contribution is intended to define the relative rights of the U.S. Borrowers, and nothing set forth in this Section 12.13 is intended
                                                       -------------
         to or shall impair the obligations of the U.S. Borrowers, jointly and severally, to pay the Obligations as and when the same shall become due and payable in accordance with this Agreement and the Notes.

               12.14  Joint and Several Liability.  The obligations of the U.S.
                      ---------------------------
         Borrowers to repay the Working Capital Loans, the A Term Loan and the B Term Loan (the "U.S. Loan Repayment Obligations") and all other amounts due under and in connection with such Loans shall be joint and several obligations of the U.S. Borrowers and not SLQ. Each U.S. Borrower shall be liable for the full amount of the U.S. Loan Repayment Obligations with the rights of contribution and reimbursement against the other U.S.

         Borrowers under Section 12.13. The obligations to repay the Canadian
                         -------------
         Term Loan and all other amounts due under and in connection with the Canadian Term Loan (the "Canadian Term Loan Repayment Obligations") shall be the direct liability of SLQ. The U.S. Borrowers shall be liable for the Canadian Term Loan Repayment Obligations to the extent set forth in the Guaranty contained in Section 4.14.
                                                ------------

               12.15  Confidentiality.  The Lender hereby agrees that it will
                      ---------------
         use reasonable efforts to keep confidential any information from time to time supplied to it by any Borrower under this Agreement unless such information was already known to the Lender on a nonconfidential basis at the time it was received or was obtained from a third party on a nonconfidential basis, or was, is or becomes publicly available; provided, however, that nothing herein shall affect the disclosure of
         --------  -------
         any such information to: (a) the extent required by statute, rule, regulation or judicial process; (b) provided that all such persons agree to keep such information confidential in accordance with this
         Section 12.15 (i) counsel for the Lender or to its accountants; (ii)
         -------------
         bank examiners and auditors; and (iii) any transferee or prospective transferee of any Note; or (c) any other Person in connection with any litigation to which the Lender is a party; provided, further, that the
                                                    --------  -------
         Lender hereby agrees that it will notify the Borrowers in writing of any request for information under clauses (a) and (c) above or with respect to any other request for information not enumerated in this
         Section 12.15 at least five (5) Business Days before complying with any
         -------------
         such request, unless such notice is specifically prohibited by applicable law, court order or governmental authority. If the terms of any request for information subject to the last proviso of the preceding sentence do not provide a reasonably sufficient time to give the Borrowers five (5) Business Days' notice, the Lender will use its best efforts to seek additional time for compliance in order to permit such notice and in any event will notify the Borrowers of such request as soon as practicable.

               12.16  Absence of Financial Assistance by SLQ.  For greater
                      --------------------------------------
         certainty, the parties hereto acknowledge and agree that notwithstanding anything to the contrary in this Agreement or any other Loan Documents (i) the Obligations of the U.S. Borrowers under this Agreement and any other Loan Documents are solely those of the U.S. Borrowers and not SLQ (which shall have no liability therefor), (ii) none of the provisions of this Agreement or any other Loan Documents are intended to result in SLQ furnishing any form of "financial assistance" (including, without limitation, by giving security) within the meaning of Section 123.66 of the Companies Act (Quebec) to or for the benefit of the U.S. Borrowers, (iii) any indemnities or other amounts owing under Section 12.7 or 12.9 hereof for which the U.S. Borrowers and SLQ may be deemed to be jointly and severally liable shall instead constitute the several obligations of the U.S. Borrowers and shall not be obligations of SLQ and (iv) under no circumstances shall SLQ be required by the terms of this Agreement or any other Loan Documents to provide "financial assistance" to any of the U.S. Borrowers (as such term may be interpreted by a court of competent jurisdiction in Quebec in considering the application of Section 123.66 of the Companies Act (Quebec)).

               12.17  Judgment Currency.  (a) If for the purposes of obtaining
                      -----------------
         judgment in any court it is necessary to convert all or any part of the Obligations or any other amount due to the Lender hereunder or under any security in respect of the obligations of any of the Borrowers hereunder in any currency (the "Original Currency") into another currency (the "Other Currency") such Borrower, to the fullest extent that it may effectively do so, agrees that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the Lender could purchase the Original Currency with the Other Currency at its principal offices in Chicago on a Business Day on which the Lender is open for the transaction of its banking business at such offices immediately preceding the day on which any such judgment, or any relevant part thereof, is paid or otherwise satisfied.

                      (b) The obligations of any of the Borrowers in respect of any sum due in the Original Currency from such Borrower to the Lender hereunder or under any security in respect of such Borrower's obligations hereunder shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by the Lender of any sum adjudged to be so due in such Other Currency or of any other sum in any Other Currency the Lender may, in accordance with its normal banking procedures, purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to the Lender in the Original Currency, such Borrower shall, as a separate obligation and notwithstanding any such judgment, indemnify the Lender against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to the Lender, the Lender shall remit such excess to the such Borrower.

                      THIS PAGE INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.


                            EMONS TRANSPORTATION GROUP, INC.


                            By:  /s/   Scott F. Ziegler
                                 -----------------------------------
                                 Name:   Scott F. Ziegler
                                 Title: Senior V.P. and Chief Financial Officer

                            EMONS INDUSTRIES, INC.

                                 /s/   Scott F. Ziegler
                            By:  -----------------------------------
                                 Name:   Scott F. Ziegler
                                 Title: Senior V.P. and Chief Financial Officer

                            MARYLAND AND PENNSYLVANIA RAILROAD
                            COMPANY

                                 /s/   Scott F. Ziegler
                            By:  -----------------------------------
                                 Name:   Scott F. Ziegler
                                 Title: Senior V.P. and Chief Financial Officer

                            EMONS LOGISTICS SERVICES, INC.


                            By:  /s/   Scott F. Ziegler
                                 -----------------------------------
                                 Name:   Scott F. Ziegler
                                 Title: Senior V.P. and Chief Financial Officer

                            MAINE INTERMODAL TRANSPORTATION, INC.

                                 /s/   Scott F. Ziegler
                            By:  -----------------------------------
                                 Name:   Scott F. Ziegler
                                 Title: Senior V.P. and Chief Financial Officer

                            EMONS RAILROAD GROUP, INC.

                                 /s/   Scott F. Ziegler
                            By:  -----------------------------------
                                 Name:   Scott F. Ziegler
                                 Title: Senior V.P. and Chief Financial Officer

                            YORKRAIL, INC.

                                 /s/   Scott F. Ziegler
                            By:  -----------------------------------
                                 Name:   Scott F. Ziegler
                                 Title: Senior V.P. and Chief Financial Officer

                            ST. LAWRENCE & ATLANTIC RAILROAD COMPANY

                                 /s/   Scott F. Ziegler
                            By:  -----------------------------------
                                 Name:   Scott F. Ziegler
                                 Title: Senior V.P. and Chief Financial Officer

                            SLR LEASING CORP.

                                 /s/   Scott F. Ziegler
                            By:  -----------------------------------
                                 Name:   Scott F. Ziegler
                                 Title: Senior V.P. and Chief Financial Officer

                            PENN EASTERN RAIL LINES, INC.

                                 /s/   Scott F. Ziegler
                            By:  -----------------------------------
                                 Name:   Scott F. Ziegler
                                 Title: Senior V.P. and Chief Financial Officer

                            EMONS FINANCE CORP.

                                 /s/ Amy S. Weaver
                            By:  -----------------------------------
                                 Name:   Amy S. Weaver
                                 Title: President

                            ST. LAWRENCE & ATLANTIC RAILROAD (QUEBEC) INC.

                                 /s/   Scott F. Ziegler
                            By:  -----------------------------------
                                 Name:   Scott F. Ziegler
                                 Title: Senior V.P. and Chief Financial Officer

                            LASALLE NATIONAL BANK

                                 /s/   Terri A. Maurer
                            By:  -----------------------------------
                                 Name:   Terri A. Maurer
                                 Title: Vice President